      As filed with the Securities and Exchange Commission
                     on October 30, 2000

                                            File No. 333-26229
                                                      811-08201

               Securities and Exchange Commission
                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No. 6            X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 8                     X


               ALLIANCE GREATER CHINA '97 FUND INC.
       (Exact Name of Registrant as Specified in Charter)

       1345 Avenue of the Americas, New York, N.Y.  10105
      (Address of Principal Executive Office)   (Zip Code)
                         (800) 221-5672
      (Registrant's Telephone Number, including Area Code)

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
       1345 Avenue of the Americas, New York, N.Y.  10105
             (Name and address of Agent for Service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
      X  on November 1, 2000 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Prospectus and Application


November 1, 2000


Domestic Stock Funds


      >     Alliance Premier Growth Fund
      >     Alliance Health Care Fund
      >     Alliance Growth Fund
      >     Alliance Technology Fund
      >     Alliance Quasar Fund
      >     The Alliance Fund
      >     Alliance Disciplined Value Fund


Total Return Funds

      >     Alliance Growth and Income Fund
      >     Alliance Balanced Shares
      >     Alliance Utility Income Fund
      >     Alliance Real Estate Investment Fund

Global Stock Funds

      >     Alliance New Europe Fund
      >     Alliance Worldwide Privatization Fund
      >     Alliance International Premier Growth Fund
      >     Alliance Global Small Cap Fund
      >     Alliance International Fund
      >     Alliance Greater China '97 Fund
      >     Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                       [LOGO]Alliance Capital(R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY.....................................................      3
Domestic Stock Funds....................................................      4
Total Return Funds......................................................     11
Global Stock Funds......................................................     15
Summary of Principal Risks..............................................     22
Principal Risks by Fund.................................................     23

FEES AND EXPENSES OF THE FUNDS..........................................     24

GLOSSARY................................................................     27


DESCRIPTION OF THE FUNDS................................................     28
Investment Objectives and Principal Policies............................     28
Description of Additional Investment Practices..........................     42
Additional Risk Considerations..........................................     49


MANAGEMENT OF THE FUNDS.................................................     52


PURCHASE AND SALE OF SHARES.............................................     56
How The Funds Value Their Shares........................................     56
How To Buy Shares.......................................................     56
How to Exchange Shares..................................................     56
How To Sell Shares......................................................     56

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................     57

DISTRIBUTION ARRANGEMENTS...............................................     58

GENERAL INFORMATION.....................................................     59

FINANCIAL HIGHLIGHTS....................................................     59

APPENDIX A--ADDITIONAL INFORMATION ABOUT
THE UNITED KINGDOM, JAPAN, AND GREATER CHINA COUNTRIES..................     72


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 22.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year      5 Years    Inception
--------------------------------------------------------------------------------
Class A                                         23.51%       34.86%       25.01%
--------------------------------------------------------------------------------
Class B                                         24.13%       35.13%       24.98%
--------------------------------------------------------------------------------
Class C                                         27.12%       35.13%       24.98%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                       33.16%       32.41%       23.43%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 9/28/92. Since inception index returns are from month-end of applicable class inception date. Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its actual inception date was 26.61%. Index return for the comparable period was 25.06%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -4.69%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                 n/a
       91                 n/a
       92                 n/a
       93                9.98
       94               -5.80
       95               46.87
       96               24.14
       97               32.67
       98               49.31
       99               28.98

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -12.10%, 3rd quarter, 1998.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                20.24%           25.59%            21.26%
--------------------------------------------------------------------------------
Class B                                20.71%           25.81%            19.11%
--------------------------------------------------------------------------------
Class C                                23.72%           25.81%            20.60%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class A shares (9/4/90) and Class C shares (8/2/93) is the performance of the Fund's Class B shares adjusted, in the case of Class A shares, to reflect the lower expense ratio of Class A shares. The average annual total returns for Class A and Class C shares since their actual inception dates were 23.58% and 20.91%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 21.34% and 22.48%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class B shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -6.24%


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90               -7.96
       91               62.39
       92                9.81
       93               28.21
       94               -1.84
       95               28.65
       96               22.32
       97               26.22
       98               27.23
       99               24.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 29.47%, 1st quarter, 1991; and Worst Quarter was down -20.45%, 3rd quarter, 1990.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                64.47%           37.33%            29.42%
--------------------------------------------------------------------------------
Class B                                66.56%           37.56%            29.48%
--------------------------------------------------------------------------------
Class C                                69.53%           37.54%            29.31%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 36.18% and 36.17%, respectively. Index return for the comparable period (which date from month-end following applicable Class inception date) was 22.17%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 3.81%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90               -3.08
       91               54.24
       92               15.50
       93               21.63
       94               28.50
       95               45.80
       96               19.41
       97                4.54
       98               63.14
       99               71.78

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -33.21%, 3rd quarter, 1990.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 8.16%           18.83%            10.43%
--------------------------------------------------------------------------------
Class B                                 8.04%           18.95%            10.30%
--------------------------------------------------------------------------------
Class C                                11.08%           18.95%            10.14%
--------------------------------------------------------------------------------
Russell 2000 Growth Index              43.08%           18.99%            13.51%
--------------------------------------------------------------------------------


Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.


Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 13.60% and 15.37%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 18.05% and 15.74%, respectively.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 8.92%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -23.44
       91               34.27
       92                2.81
       93               16.16
       94               -7.27
       95               47.64
       96               32.62
       97               17.24
       98               -4.56
       99               12.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.10%, 1st quarter, 1991; and Worst Quarter was down -28.46%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

Principal Investment Strategies and risks:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                28.20%           21.87%            15.97%
--------------------------------------------------------------------------------
Class B                                28.63%           21.91%            15.93%
--------------------------------------------------------------------------------
Class C                                31.69%           21.87%            15.85%
--------------------------------------------------------------------------------
S&P Midcap 400 Index                   14.72%           23.05%            17.32%
--------------------------------------------------------------------------------


Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


Performance information for periods prior to the inception of Class B shares (3/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 16.40% and 17.66%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 17.93% and 17.82%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -5.90%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -4.36
       91              33.91
       92              14.70
       93              14.26
       94              -2.51
       95              34.84
       96              17.54
       97              36.01
       98              -2.72
       99              33.90

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -24.32%, 3rd quarter, 1998.

Alliance Disciplined Value Fund

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in foreign securities, it may have foreign risk and currency risk.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 6.16%           23.23%            14.56%
--------------------------------------------------------------------------------
Class B                                 6.20%           23.23%            14.35%
--------------------------------------------------------------------------------
Class C                                 8.86%           23.22%            14.20%
--------------------------------------------------------------------------------
Russell 1000 Value Index                7.35%           23.07%            15.60%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (2/8/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 15.19% and 17.38%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 17.50% and 17.90%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 11.72%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -1.69
       91              27.08
       92               4.52
       93               9.96
       94              -4.20
       95              37.86
       96              24.13
       97              28.86
       98              21.23
       99              10.78

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -13.82%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 0.45%           15.41%            10.31%
--------------------------------------------------------------------------------
Class B                                 0.26%           15.51%            10.18%
--------------------------------------------------------------------------------
Class C                                 3.18%           15.55%            10.03%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (2/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 11.06% and 11.42%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 19.73% and 22.17%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 9.91%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -2.20
       91              20.47
       92               6.81
       93               9.93
       94              -5.79
       95              26.64
       96               9.36
       97              27.13
       98              15.75
       99               4.90

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.21%, 3rd quarter, 1990.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         12.97%      19.56%        14.16%
--------------------------------------------------------------------------------
Class B                                         13.23%      19.76%        14.14%
--------------------------------------------------------------------------------
Class C                                         16.20%      19.78%        14.22%
--------------------------------------------------------------------------------
NYSE Utilities Index                            14.62%      20.84%        12.90%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/18/93 for Class A shares and Class B shares and 10/27/93 for Class C shares. Since inception index return is from 10/31/93.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 14.10%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94             -10.94
       95              22.93
       96               8.28
       97              30.65
       98              24.38
       99              18.01

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -7.50%, 1st quarter, 1994.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                   -10.66%          1.65%
--------------------------------------------------------------------------------
Class B                                                   -10.85%          2.01%
--------------------------------------------------------------------------------
Class C                                                    -8.21%          2.31%
--------------------------------------------------------------------------------
S&P 500 Index                                              21.03%         28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/1/96 for Class A, Class B and Class C shares. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 24.32%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97              22.98
       98             -20.22
       99              -6.70

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.55%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2000, the Fund had approximately 34% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         20.76%      20.33%        12.72%
--------------------------------------------------------------------------------
Class B                                         21.24%      20.51%        12.86%
--------------------------------------------------------------------------------
Class C                                         24.21%      20.52%        12.67%
--------------------------------------------------------------------------------
MSCI Europe Index                               16.23%      22.54%        15.48%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A shares is 4/2/90. Since inception index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class B shares (3/5/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 14.65% and 18.83%, respectively. Index returns for the comparable periods were 16.54% and 20.08%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -9.57%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91               3.30
       92              -0.53
       93              34.57
       94               4.64
       95              18.63
       96              20.58
       97              16.83
       98              24.99
       99              26.12

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -19.73%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         49.67%      18.98%        16.81%
--------------------------------------------------------------------------------
Class B                                         51.14%      19.16%        16.88%
--------------------------------------------------------------------------------
Class C                                         54.04%      19.16%        16.88%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)               28.27%      13.42%        12.04%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 6/2/94. Since inception index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class C shares (2/8/95) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 20.64%. Index return for the comparable period was 14.85%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -18.04%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95               4.91
       96              23.14
       97              13.18
       98               8.92
       99              56.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                    40.89%         20.85%
--------------------------------------------------------------------------------
Class B                                                    42.19%         21.47%
--------------------------------------------------------------------------------
Class C                                                    45.09%         22.81%
--------------------------------------------------------------------------------
MSCI EAFE Index                                            27.30%         17.93%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 3/3/98 for Class A, Class B and Class C shares. Since inception index returns are from 3/31/98.

BAR CHART
--------------------------------------------------------------------------------


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -16.11%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97                n/a
       98                n/a
       99              47.21

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was up 3.29%, 1st quarter, 1999.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                40.43%           18.98%             9.36%
--------------------------------------------------------------------------------
Class B                                41.53%           19.15%             9.23%
--------------------------------------------------------------------------------
Class C                                44.54%           19.16%             9.08%
--------------------------------------------------------------------------------
MSCI World Index                       25.34%           20.25%            11.96%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 12.56% and 15.58%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 16.39% and 16.96%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 3.13%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90             -24.89
       91              25.29
       92              -4.89
       93              20.04
       94              -4.55
       95              27.18
       96              19.37
       97               8.08
       98               3.56
       99              46.65

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -26.77%, 3rd quarter, 1990.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                28.92%           11.09%             6.21%
--------------------------------------------------------------------------------
Class B                                29.69%           11.19%             6.00%
--------------------------------------------------------------------------------
Class C                                32.69%           11.17%             6.12%
--------------------------------------------------------------------------------
MSCI EAFE Index                        27.30%           13.15%             7.33%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 8.30% and 10.43%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 12.30% and 12.12%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -15.41%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90             -20.95
       91               7.72
       92              -5.86
       93              27.51
       94               5.68
       95              10.10
       96               7.20
       97               1.41
       98               9.64
       99              34.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.84%, 4th quarter, 1999; and Worst Quarter was down -22.29%, 3rd quarter, 1990.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2000, the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                    75.11%          6.40%
--------------------------------------------------------------------------------
Class B                                                    77.23%          6.77%
--------------------------------------------------------------------------------
Class C                                                    80.20%          7.47%
--------------------------------------------------------------------------------
MSCI China Free Index                                       9.94%        -32.64%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                       59.52%          4.44%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                          52.71%         -1.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 9/3/97 for Class A, Class B, and Class C shares. Since inception index returns are from 9/30/97.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -21.32%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97                n/a
       98              -8.02
       99              82.87

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -26.95%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At June 30, 2000, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                        109.70%       6.58%         6.48%
--------------------------------------------------------------------------------
Class B                                        113.43%       6.76%         6.64%
--------------------------------------------------------------------------------
Class C                                        116.21%       6.81%         6.68%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index             59.66%       1.99%         2.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 11/28/94 for Class A, Class B, and Class C shares. Since inception index returns are from 11/30/94.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -23.34%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95              10.21
       96               4.58
       97             -35.10
       98             -12.34
       99             118.99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -18.81%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund, Alliance Disciplined Value Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK


This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund, The Alliance Fund and Alliance Disciplined Value Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. Alliance Health Care Fund, Alliance Quasar Fund, Alliance Disciplined Value Fund and Alliance Global Small Cap Fund are particularly subject to this risk.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance
New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                                     Industry/  Capital-  Interest                   Country or
                                             Market   Sector    ization     Rate    Credit  Foreign  Geographic  Currency   Manage-
Fund                                          Risk     Risk       Risk      Risk     Risk    Risk       Risk       Risk    ment Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund                    o                                                                              o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund                       o        o          o                          o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund                            o                   o         o        o       o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund                        o        o                                     o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund                            o                   o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund                               o                   o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Disciplined Value Fund                 o        o          o                                                          o
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Alliance Growth and Income Fund                 o                             o        o                                       o
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Alliance Balanced Shares                        o                             o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Utility Income Fund                    o        o                    o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Real Estate Investment Fund            o        o                    o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund                        o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide Privatization Fund           o        o                                     o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Premier Growth Fund      o                                              o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap Fund                  o                   o                          o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Fund                     o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97 Fund                 o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment Fund               o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                Focused
                                               Portfolio  Allocation
Fund                                             Risk        Risk
--------------------------------------------------------------------
Alliance Premier Growth Fund                      o
--------------------------------------------------------------------
Alliance Health Care Fund
--------------------------------------------------------------------
Alliance Growth Fund
--------------------------------------------------------------------
Alliance Technology Fund
--------------------------------------------------------------------
Alliance Quasar Fund
--------------------------------------------------------------------
The Alliance Fund
--------------------------------------------------------------------
Alliance Disciplined Value Fund
--------------------------------------------------------------------
Alliance Growth and Income Fund
--------------------------------------------------------------------
Alliance Balanced Shares                                       o
--------------------------------------------------------------------
Alliance Utility Income Fund
--------------------------------------------------------------------
Alliance Real Estate Investment Fund
--------------------------------------------------------------------
Alliance New Europe Fund
--------------------------------------------------------------------
Alliance Worldwide Privatization Fund
--------------------------------------------------------------------
Alliance International Premier Growth Fund        o
--------------------------------------------------------------------
Alliance Global Small Cap Fund
--------------------------------------------------------------------
Alliance International Fund
--------------------------------------------------------------------
Alliance Greater China '97 Fund                   o
--------------------------------------------------------------------
Alliance All-Asia Investment Fund
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     Class A Shares        Class B Shares       Class C Shares
                                                     ---------------       ---------------      ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  4.25%                 None                 None

Maximum Deferred Sales Charge (Load)                 None                  4.0%*                1.0%**
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)

Exchange Fee                                         None                  None                 None

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.
**    For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Premier Growth Fund    Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees               .95%     .95%     .95%     After 1 year        $   571  $  621     $  221     $    321  $     221
     Distribution (12b-1) fees     .33%    1.00%    1.00%     After 3 years       $   879  $  882     $  682     $    682  $     682
     Other expenses                .22%     .23%     .23%     After 5 years       $ 1,209  $1,169     $1,169     $  1,169  $   1,169
                                  ----     ----     ----      After 10 years      $ 2,139  $2,341(b)  $2,341(b)  $  2,513  $   2,513
     Total fund
           operating expenses     1.50%    2.18%    2.18%
                                  ====     ====     ====

Alliance Health Care Fund       Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees               .95%     .95%     .95%     After 1 year        $   616  $  670     $  270     $    370  $     270
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years(c)    $ 1,014  $1,029     $  829     $    829  $     829
     Other expenses                .67%     .69%     .68%     After 5 years(c)    $ 1,437  $1,415     $1,415     $  1,415  $   1,415
                                  ----      ----    ----      After 10 years(c)   $ 2,613  $2,831(b)  $2,831(b)  $  3,003  $   3,003
     Total fund
           operating expenses     1.92%    2.64%    2.63%
                                  ====     ====     ====

Alliance Growth Fund            Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .68%     .68%     .68%     After 1 year        $   540  $  593     $   193    $    293  $     193
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   784  $  797     $   597    $    597  $     597
     Other expenses                .20%     .22%     .22%     After 5 years       $ 1,046  $1,026     $ 1,026    $  1,026  $   1,026
                                  ----     ----     ----      After 10 years      $ 1,796  $2,035(b)  $ 2,035(b) $  2,222  $   2,222
     Total fund
           operating expenses     1.18%    1.90%    1.90%
                                  ====     ====     ====

Alliance Technology Fund        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees              1.10%    1.10%    1.10%     After 1 year        $   589  $  642     $  242     $    344  $     244
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   932  $  945     $  745     $    751  $     751
     Other expenses                .28%     .29%     .31%     After 5 years       $ 1,299  $1,275     $1,275     $  1,285  $   1,285
                                  ----     ----     ----      After 10 years      $ 2,328  $2,550(b)  $2,550(b)  $  2,746  $   2,746
     Total fund
           operating expenses     1.68%    2.39%    2.41%
                                  ====     ====     ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Quasar Fund            Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.01%    1.01%    1.01%     After 1 year        $   589  $  649     $   249    $    348  $     248
     Distribution (12b-1) fees     .27%    1.00%    1.00%     After 3 years       $   935  $  967     $   767    $    764  $     764
     Other expenses                .41%     .45%     .44%     After 5 years       $ 1,304  $1,311     $ 1,311    $  1,306  $   1,306
                                  ----     ----     ----      After 10 years      $ 2,338  $2,606(b)  $ 2,606(b) $  2,786  $   2,786
     Total fund
           operating expenses     1.69%    2.46%    2.45%
                                  ====     ====     ====

The Alliance Fund               Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .68%     .68%     .68%     After 1 year        $   528  $  592     $   192    $    289  $     189
     Distribution (12b-1) fees     .21%    1.00%    1.00%     After 3 years       $   748  $  794     $   594    $    585  $     585
     Other expenses                .17%     .21%     .18%     After 5 years       $   985  $1,021     $ 1,021    $  1,006  $   1,006
                                  ----     ----     ----      After 10 years      $ 1,664  $1,995(b)  $ 1,995(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.06%    1.89%    1.86%
                                  ====     ====     ====

Alliance Disciplined
Value Fund                      Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .75%     .75%     .75%     After 1 year (c)    $   667  $     723  $      323 $    423  $     323
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,334  $   1,353  $    1,153 $  1,153  $   1,153
     Other expenses               2.29%    2.29%    2.29%     After 5 years (c)   $ 2,023  $   2,000  $    2,000 $  2,000  $   2,000
                                  ----     ----     ----      After 10 years (c)  $ 3,847  $   4,039  $    4,039 $  4,188  $   4,188
     Total fund
           operating expenses     3.34%    4.04%    4.04%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.84)%   (.84)%   (.84)%
                                 ====      ====     ====
     Net expenses                2.50%     3.20%    3.20%
                                 ====      ====     ====

Alliance Growth and
Income Fund (d)                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .47%     .47%     .47%     After 1 year        $   516  $  573     $   173    $    272  $     172
     Distribution (12b-1) fees     .24%    1.00%    1.00%     After 3 years       $   709  $  736     $   536    $    533  $     533
     Other expenses                .22%     .23%     .22%     After 5 years       $   918  $  923     $   923    $    918  $     918
                                  ----     ----     ----      After 10 years      $ 1,519  $1,804(b)  $ 1,804(b) $  1,998  $   1,998
     Total fund
           operating expenses      .93%    1.70%    1.69%
                                  ====     ====     ====

Alliance Balanced Shares        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .56%     .56%     .56%     After 1 year        $   534  $  589     $   189    $    289  $     189
     Distribution (12b-1) fees     .26%    1.00%    1.00%     After 3 years       $   766  $  785     $   585    $    585  $     585
     Other expenses                .30%     .30%     .30%     After 5 years       $ 1,016  $1,006     $ 1,006    $  1,006  $   1,006
                                  ----     ----     ----      After 10 years      $ 1,730  $1,986(b)  $ 1,986(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.12%    1.86%    1.86%
                                  ====     ====     ====

Alliance Utility Income Fund    Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .75%     .75%     .75%     After 1 year        $   571  $  623     $   223    $    323  $     223
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $   925  $  938     $   738    $    738  $     738
     Other expenses                .68%     .69%     .69%     After 5 years (c)   $ 1,303  $1,279     $ 1,279    $  1,279  $   1,279
                                  ----     ----     ----      After 10 years      $ 1,730  $1,986(b)  $ 1,986(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.73%    2.44%    2.44%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.23)%   (.24)%   (.24)%
                                  ====     ====     ====
     Net expenses                 1.50%    2.20%    2.20%
                                  ====     ====     ====

Alliance Real Estate
Investment Fund                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .90%     .90%     .90%     After 1 year        $   591  $  644     $   244    $    343  $     243
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   941  $  951     $   751    $    748  $     748
     Other expenses                .51%     .51%     .50%     After 5 years       $ 1,314  $1,285     $ 1,285    $  1,280  $   1,280
                                  ----     ----     ----      After 10 years      $ 2,359  $2,573(b)  $ 2,573(b) $  2,736  $   2,736
     Total fund
           operating expenses     1.71%    2.41%    2.40%
                                  ====     ====     ====

Alliance New Europe Fund        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .92%     .92%     .92%     After 1 year        $   586  $  641     $   241    $    339  $     239
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   923  $  942     $   742    $    736  $     736
     Other expenses                .43%     .46%     .44%     After 5 years       $ 1,284  $1,270     $ 1,270    $  1,260  $   1,260
                                  ----     ----     ----      After 10 years      $ 2,296  $2,535(b)  $ 2,535(b) $  2,696  $   2,696
     Total fund
           operating expenses     1.65%    2.38%    2.36%
                                  ====     ====     ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Worldwide
Privatization Fund              Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   594  $  650     $   250    $    347  $     247
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   950  $  970     $   770    $    761  $     761
     Other expenses                .44%     .47%     .44%     After 5 years       $ 1,329  $1,316     $ 1,316    $  1,301  $   1,301
                                  ----     ----     ----      After 10 years      $ 2,389  $2,626(b)  $ 2,626(b) $  2,776  $   2,776
     Total fund
           operating expenses     1.74%    2.47%    2.44%
                                  ====     ====     ====

Alliance International
Premier Growth Fund             Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   668  $  724     $   324    $    424  $     324
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,319  $1,333     $ 1,133    $  1,131  $   1,131
     Other expenses               1.96%    1.93%    1.92%     After 5 years (c)   $ 1,993  $1,959     $ 1,959    $  1,955  $   1,955
                                  ----     ----     ----      After 10 years (c)  $ 3,783  $3,959(b)  $ 3,959(b) $  4,094  $   4,094
     Total fund
           operating expenses     3.26%    3.93%    3.92%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.75)%   (.72)%   (.71)%
                                  ====     ====     ====
     Net expenses                 2.51%    3.21%    3.21%
                                  ====     ====     ====

Alliance Global Small Cap Fund  Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   621  $  679     $   279    $    378  $     278
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $ 1.032  $1,056     $   856    $    853  $     853
     Other expenses                .72%     .76%     .75%     After 5 years       $ 1,467  $1,459     $ 1,459    $  1,454  $   1,454
                                  ----     ----     ----      After 10 years      $ 2,673  $2,913(b)  $ 2,913(b) $  3,080  $   3,080
     Total fund
           operating expenses     2.02%    2.76%    2.75%
                                  ====     ====     ====

Alliance International Fund     Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.03%    1.03%    1.03%     After 1 year        $   601  $  663     $   263    $    360  $     260
     Distribution (12b-1) fees     .26%    1.00%    1.00%     After 3 years (c)   $   998  $1,037     $   837    $    826  $     826
     Interest Expense              .01%       0%       0%     After 5 years (c)   $ 1,420  $1,437     $ 1,437    $  1,418  $   1,418
     Other expenses                .65%     .71%     .67%     After 10 years (c)  $ 2,592  $2,871(b)  $ 2,871(b) $  3,022  $   3,022
                                  ----     ----     ----
     Total fund
           operating expenses     1.95%    2.74%    2.70%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)      (.14)%  (.14)%   (.13)%
                                  ====     ====     ====
     Net expenses                 1.81%    2.60%    2.57%
                                  ====     ====     ====

Alliance Greater
China '97 Fund                  Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   669  $  725     $   325    $    425  $     325
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 2,521  $2,584     $ 2,384    $  2,262  $   2,262
     Other expenses               8.62%    8.72%    8.01%     After 5 years (c)   $ 4,196  $4,214     $ 4,214    $  4,009  $   4,009
                                ------   ------   ------      After 10 years (c)  $ 7,712  $7,858(b)  $ 7,858(b) $  7,668  $   7,668
     Total fund
           operating expenses     9.92%   10.72%   10.01%
                                ======   ======   ======
     Waiver and/or expense
           reimbursement (a)    (7.40)%   (7.50)% (6.79)%
                                ======   ======   ======
     Net expenses                2.52%     3.22%    3.22%
                                ======   ======   ======

Alliance All-Asia
Investment Fund                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   663  $  751     $   351    $  444    $  344
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,156  $1,268     $ 1,068    $1,048    $1,048
     Other expenses                                           After 5 years (c)   $ 1,675  $1,807     $ 1,807    $1,774    $1,774
       Administration fees         .15%     .15%     .15%     After 10 years (c)  $ 3,093  $3,526(b)  $ 3,526(b) $3,694(b) $3,694(b)
       Other operating expenses   1.48%    1.81%    1.74%
                                  ----     ----     ----
     Total other expenses         1.63%    1.96%    1.89%
                                  ----     ----     ----
     Total fund
      operating expenses          2.93%    3.96%    3.89%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)      (.48)%   (.48)%  (.48)%
                                  ====     ====     ====
     Net expenses                 2.45%    3.48%    3.41%
                                  ====     ====     ====

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b)   Assumes Class B shares convert to Class A shares after eight years.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(d)   The advisory fee for the Fund is proposed to be increased. See page 32.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European Company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").


Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.


International Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


RATING AGENCIES, RATED SECURITIES AND INDEXES

Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

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                            DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


On September 7, 2000 and September 26, 2000, the Board of Directors of Alliance Premier Growth Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) permit the Fund to invest up to 20% of its total assets on non-U.S. companies, up from the current 15%, and remove the current definition of a "U.S. Company", thereby allowing the Fund to rely on the standard definition of "Non-U.S. Company" used by other Alliance Mutual Funds (as reflected in the Glossary), (2) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (3) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o     invest up to 15% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of its total assets in securities issued by companies principally engaged in Health Care Industries.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.


While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.


Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities although not generally in excess of 20% of its total assets;


o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.


On September 7, 2000, the Board of Directors of Alliance Quasar Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) permit the Fund to engage in financial forward and futures contracts and options thereon, (3) remove the fundamental policy which restricts the Fund's ability to invest in securities of companies (including predecessors) with less than three years of continuous operation, (4) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (5) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.


Alliance Disciplined Value Fund

Alliance Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely domestic companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of foreign securities.

The Fund also may:

o     invest in convertible securities and rights and warrants;

o for hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o for hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.


TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.


On July 19-20, 2000, the Board of Directors of Alliance Growth and Income Fund approved several proposals that will be presented to the Fund's stockholders at a special stockholders meeting that is planned for November 2, 2000. These proposals include a proposed amendment to the Fund's investment advisory agreement to increase the advisory fee payable by the Fund to Alliance Capital Management L.P. (the "Adviser") and revise the current advisory fee breakpoint schedule. If stockholders approve the proposal, at the Fund's current size, the effective advisory fee would increase from .47 of 1% to .624 of 1% and the advisory fee breakpoint schedule would change. The new advisory fee would become effective promptly following such approval. In addition, the Fund will be requesting stockholder approval of, among other things, changes in two of the Fund's fundamental investment policies. These investment policy changes would
(1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act and (2) revise the Fund's fundamental investment policy regarding diversification to permit the Fund to fully utilize the investment latitude for diversified funds established by the 1940 Act. If these proposals are adopted, prospective investors will be notified by way of a supplement to this prospectus.


Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


On September 7, 2000, the Board of Directors of Alliance Balanced Shares, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would:1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, (3) permit the Fund to engage in financial forward and futures contracts and options thereon, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and

o subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries wil vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase

Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 135 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 135 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team looses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.


The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.


Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund


Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.


In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.


Alliance International Fund


Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.


Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth slowed during 1999, as expected. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the less-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain not more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to Alliance Quasar Fund, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the

Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Growth and Income Fund, and Alliance Disciplined Value Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Growth and Income Fund, and Alliance Disciplined Value Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund, 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Disciplined Value Fund and Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

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                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                             Fee as a percentage of        Fiscal
Fund                                        average daily net assets*    Year Ending
----                                        -------------------------    -----------
Alliance Premier Growth Fund                          .95%                11/30/99
Alliance Health Care Fund                             .95                  6/30/00
Alliance Growth Fund                                  .68                 10/31/99
Alliance Technology Fund                             1.10                 11/30/99
Alliance Quasar Fund                                 1.01                  9/30/99
The Alliance Fund                                     .68                 11/30/99
Alliance Disciplined Value Fund                       .75**               11/30/00
Alliance Growth and Income Fund                       .47                 10/31/99
Alliance Balanced Shares Fund                         .56                  7/31/00
Alliance Utility Income Fund                          .51                 11/30/99
Alliance Real Estate Investment Fund                  .90                  8/31/00
Alliance New Europe Fund                              .92                  7/31/00
Alliance Worldwide Privatization Fund                1.00                  6/30/00
Alliance International Premier Growth Fund            .71                 11/30/99
Alliance Global Small Cap Fund                       1.00                  7/31/00
Alliance International Fund                           .87                  6/30/00
Alliance Greater China '97 Fund                        -0-                 7/31/00
Alliance All-Asia Investment Fund                     .65                 10/31/99

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* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
** Prior to any waiver by Alliance. See "Fee Table" at the beginning of the Prospectus.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                         Principal Occupation
                                                         During the Past
Fund                     Employee; Year; Title           Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier         Alfred Harrison; since          *
Growth Fund              inception--Vice Chairman
                         of Alliance Capital
                         Management Corporation
                         (ACMC)**

Alliance Health Care     Norman Fidel; since inception   *
Fund                     --Senior Vice President
                         of ACMC

Alliance Growth          Tyler Smith; since inception    *
Fund                     --Senior Vice President
                         of ACMC
Alliance Technology      Peter Anastos; since 1992       *
Fund                     --Senior Vice President
                         of ACMC

                         Gerald T. Malone; since 1992    *
                         --Senior Vice President
                         of ACMC

Alliance Quasar          Bruce Aranow; since 1999        Associated with
Fund                     --Vice President of ACMC        Alliance since 1999;
                                                         prior thereto, Vice
                                                         President at Invesco
                                                         since 1998, prior
                                                         thereto, Vice President
                                                         at LGT Asset Management
                                                         since 1996.

The Alliance Fund        Alden M. Stewart; since 1997    *
                         --(see above)

Alliance Disciplined     Paul Rissman; since inception   *
Value Fund               --Senior Vice President
                         of ACMC

                         Frank Caruso; since inception   *
                         --Senior Vice President
                         of ACMC

Alliance Growth and      Paul Rissman; since 1994        *
Income Fund              --(see above)

Alliance Balanced        Paul Rissman; since 1997        *
Shares                   --(see above)

Alliance Utility         Paul Rissman; since 1996        *
Income Fund              --(see above)

Alliance Real Estate     Daniel G. Pine; since 1996      *
Investment Fund          --Senior Vice President
                         of ACMC

                         David Kruth; since 1997         Associated with
                         --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto, Senior
                                                         Vice President of
                                                         Yarmouth Group

Alliance New             Steven Beinhacker; since 1997   *
Europe Fund              --Senior Vice President
                         of ACMC

Alliance Worldwide       Mark H. Breedon; since          *
Privatization Fund       inception--Vice President
                         of ACMC and Director and
                         Senior Vice President of
                         Alliance Capital Limited***

Alliance International   Alfred Harrison; since 1998     *
Premier Growth           --(see above)
Fund
                         Thomas Kamp; since 1998         *
                         --Senior Vice President
                         of ACMC

Alliance Global          Bruce Aranow; since 1999        (see above)
Small Cap Fund           --(see above)

                         Mark H. Breedon; since 1998     *
                         --(see above)

Alliance                 Nicholas D.P. Carn;             *
International Fund       since 1998
                         --Senior Vice President
                         of ACMC

Alliance Greater         Matthew W.S. Lee; since 1997    Associated with
China '97 Fund           --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto,
                                                         associated with
                                                         National Mutual Funds
                                                         Management (Asia) and
                                                         James Capel and Co.

Alliance All-Asia        Hiroshi Motoki; since 1998      *
Investment Fund          --Senior Vice President
                         of ACMC and director of
                         Japanese/Asian Equity
                         research

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.


Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2000, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                                                                                                                          Lipper
                                                                                                        Russell          Large Cap
                                                 Premier         Historical           S&P500             1000             Growth
                                                 Growth          Portfolios           Index          Growth Index       Fund Index
                                                  Fund          Total Return**     Total Return      Total Return      Total Return
1/1/00-9/30/00*** ........................        (8.74)%           (4.55)%           (1.39)%           (1.37)%           (1.44)%
Year ended December:
1999*** ..................................        23.51             29.67             21.03             33.16             34.82
1998*** ..................................        42.97             52.16             28.60             38.71             36.47
1997*** ..................................        27.05             34.64             33.36             30.49             27.59
1996*** ..................................        18.84             22.06             22.96             23.12             20.56
1995*** ..................................        40.66             39.83             37.58             37.19             34.92
1994 .....................................        (9.78)            (4.82)             1.32              2.66             (0.82)
1993 .....................................         5.35             10.54             10.08              2.90             10.66
1992 .....................................           --             12.18              7.62              5.00              6.89
1991 .....................................           --             38.91             30.47             41.16             37.34
1990 .....................................           --             (1.57)            (3.10)            (0.26)            (1.82)
1989 .....................................           --             38.80             31.69             35.92             32.30
1988 .....................................           --             10.88             16.61             11.27             10.84
1987 .....................................           --              8.49              5.25              5.31              3.33
1986 .....................................           --             27.40             18.67             15.36             16.75
1985 .....................................           --             37.41             31.73             32.85             32.85
1984 .....................................           --             (3.31)             6.27              (.95)            (4.25)
1983 .....................................           --             20.80             22.56             15.98             22.63
1982 .....................................           --             28.02             21.55             20.46             28.91
1981 .....................................           --             (1.09)            (4.92)           (11.31)            (0.06)
1980 .....................................           --             50.73             32.50             39.57             47.73
1979 .....................................           --             30.76             18.61             23.91             29.90
Cumulative total
return for the period
January 1, 1979 to
September 30, 2000 .......................           --              5850%             3032%             3148%             3961%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2000 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                         Lipper
                                                                                                        Russell         Large Cap
                                                      Premier        Historical        S&P 500            1000            Growth
                                                      Growth         Portfolios         Index         Growth Index      Fund Index
One year ......................................        9.93%           15.27%           13.27%           23.43%           23.73%
Three years ...................................       19.61            22.74            16.44            22.74            21.95
Five years ....................................       23.84            25.65            21.68            25.07            23.41
Ten years .....................................       21.70*           23.25            19.42            21.44            20.75
Since January 1, 1979 .........................          --            20.67            17.16            17.36            18.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92

Performance of a Similarly Managed Fund. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of Alliance Health Care Fund. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to the Alliance Health Care Fund.


Norman Fidel, the portfolio manager of Alliance Health Care Fund, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $2 billion of Health Care Industries assets, including approximately $646 million of assets in the ACM Fund as of September 30, 2000.


The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Health Care Fund, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1988, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 2000.

The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by Alliance Health Care Fund, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for Alliance Health Care Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Alliance Health Care Fund in accordance with the plan adopted by Alliance Health Care Fund's Board of Directors under Commission Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the Alliance

Health Care Fund. The investment performance for the periods presented may not be indicative of future rates of return.

                       ACM International Health Care Fund


                                                                Total Returns
                                                                -------------
    1988....................................................        21.82%
    1989....................................................        46.75%
    1990....................................................        25.96%
    1991....................................................        83.07%
    1992....................................................       -10.46%
    1993....................................................        -1.38%
    1994....................................................        13.84%
    1995....................................................        46.49%
    1996....................................................         2.18%
    1997....................................................        23.07%
    1998....................................................        24.29%
    1999....................................................        -3.03%
    2000*...................................................        27.00%

                           Average Annual Total Return
                           (for periods ended 9/30/00)
                           ---------------------------
    One year................................................        39.66%
    Five years..............................................        17.07%
    Ten years...............................................        20.01%
Cumulative Total Return of the ACM Fund from 12/31/87 to 9/30/00:    1068%

--------------------------------------------------------------------------------
*     Through September 30, 2000 (unannualized)


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

            --Initial:                          $250
            --Subsequent:                       $ 50
            --Automatic Investment Program:     $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

-- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

-- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

-- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

-- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

-- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                            Initial Sales Charge

                                           As % of        As % of     Commission
                                          Net Amount     Offering     to Dealer/
                                          Invested        Price       Agent as
                                                                        % of
                                                                      Offering
Amount Purchased                                                        Price
--------------------------------------------------------------------------------
Up to $100,000                              4.44%         4.25%         4.00%
$100,000 up to $250,000                     3.36          3.25          3.00
$250,000 up to $500,000                     2.30          2.25          2.00
$500,000 up to $1,000,000                   1.78          1.75          1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                 Years Since Purchase                 CDSC
                 First                                4.0%
                 Second                               3.0%
                 Third                                2.0%
                 Fourth                               1.0%
                 Fifth                                None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                      Rule 12b-1 Fee (As a Percentage of
                                      Aggregate Average Daily Net Assets)
Class A                                              .30%*
Class B                                             1.00%
Class C                                             1.00%

--------------------------------------------------------------------------------
* The fee under the Rule 12b-1 Plan for the Class A shares of Alliance Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund, and Alliance Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .        $    35.82        $     (.10)(b)           $     2.71        $     2.61
     Year ended 11/30/99 ...             27.50              (.28)(b)                 9.21              8.93
     Year ended 11/30/98 ...             22.00              (.15)(b)                 7.11              6.96
     Year ended 11/30/97 ...             17.98              (.10)(b)                 5.20              5.10
     Year ended 11/30/96 ...             16.09              (.04)(b)                 3.20              3.16
     Year ended 11/30/95 ...             11.41              (.03)                    5.38              5.35
     Class B
     12/1/99 to 5/31/00+++ .        $    34.05        $     (.21)(b)           $     2.56        $     2.35
     Year ended 11/30/99 ...             26.33              (.48)(b)                 8.81              8.33
     Year ended 11/30/98 ...             21.26              (.30)(b)                 6.83              6.53
     Year ended 11/30/97 ...             17.52              (.23)(b)                 5.05              4.82
     Year ended 11/30/96 ...             15.81              (.14)(b)                 3.12              2.98
     Year ended 11/30/95 ...             11.29              (.11)                    5.30              5.19
     Class C
     12/1/99 to 5/31/00+++ .        $    34.09        $     (.21)(b)           $     2.57        $     2.36
     Year ended 11/30/99 ...             26.36              (.49)(b)                 8.83              8.34
     Year ended 11/30/98 ...             21.29              (.31)(b)                 6.84              6.53
     Year ended 11/30/97 ...             17.54              (.24)(b)                 5.07              4.83
     Year ended 11/30/96 ...             15.82              (.14)(b)                 3.13              2.99
     Year ended 11/30/95 ...             11.30              (.08)                    5.27              5.19

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.06)(b)(c)        $     2.46        $     2.40
     Class B
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.13)(b)(c)        $     2.46        $     2.33
     Class C
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.12)(b)(c)        $     2.45        $     2.33

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .        $    56.32        $     (.08)(b)           $     6.76        $     6.68
     Year ended 10/31/99 ...             47.17              (.15)(b)                13.01             12.86
     Year ended 10/31/98 ...             43.95              (.05)(b)                 6.18              6.13
     Year ended 10/31/97 ...             34.91              (.10)(b)                10.17             10.07
     Year ended 10/31/96 ...             29.48               .05                     6.20              6.25
     Year ended 10/31/95 ...             25.08               .12                     4.80              4.92
     Class B
     11/1/99 to 4/30/00+++ .        $    44.40        $     (.21)(b)           $     5.26        $     5.05
     Year ended 10/31/99 ...             38.15              (.42)(b)                10.38              9.96
     Year ended 10/31/98 ...             36.31              (.31)(b)                 5.06              4.75
     Year ended 10/31/97 ...             29.21              (.31)(b)                 8.44              8.13
     Year ended 10/31/96 ...             24.78              (.12)                    5.18              5.06
     Year ended 10/31/95 ...             21.21              (.02)                    4.01              3.99
     Class C
     11/1/99 to 4/30/00+++ .        $    44.42        $     (.21)(b)           $     5.27        $     5.06
     Year ended 10/31/99 ...             38.17              (.42)(b)                10.38              9.96
     Year ended 10/31/98 ...             36.33              (.31)(b)                 5.06              4.75
     Year ended 10/31/97 ...             29.22              (.31)(b)                 8.45              8.14
     Year ended 10/31/96 ...             24.79              (.12)                    5.18              5.06
     Year ended 10/31/95 ...             21.22              (.03)                    4.02              3.99

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .        $   111.46        $     (.63)(b)           $    25.01        $    24.38
     Year ended 11/30/99 ...             68.60              (.99)(b)                49.02             48.03
     Year ended 11/30/98 ...             54.44              (.68)(b)                15.42             14.74
     Year ended 11/30/97 ...             51.15              (.51)(b)                 4.22              3.71
     Year ended 11/30/96 ...             46.64              (.39)(b)                 7.28              6.89
     Year ended 11/30/95 ...             31.98              (.30)(b)                18.13             17.83
     Class B
     12/1/99 to 5/31/00+++ .        $   105.73        $    (1.05)(b)           $    23.69        $    22.64
     Year ended 11/30/99 ...             65.75             (1.54)(b)                46.69             45.15
     Year ended 11/30/98 ...             52.58             (1.08)(b)                14.83             13.75
     Year ended 11/30/97 ...             49.76              (.88)(b)                 4.12              3.24
     Year ended 11/30/96 ...             45.76              (.70)(b)                 7.08              6.38
     Year ended 11/30/95 ...             31.61              (.60)(b)                17.92             17.32
     Class C
     12/1/99 to 5/31/00+++ .        $   105.69        $    (1.06)(b)           $    23.69        $    22.63
     Year ended 11/30/99 ...             65.74             (1.57)(b)                46.69             45.12
     Year ended 11/30/98 ...             52.57             (1.08)(b)                14.83             13.75
     Year ended 11/30/97 ...             49.76              (.88)(b)                 4.11              3.23
     Year ended 11/30/96 ...             45.77              (.70)(b)                 7.07              6.37
     Year ended 11/30/95 ...             31.61              (.58)(b)                17.91             17.33

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    36.07
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             35.82
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             27.50
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             22.00
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.98
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             16.09
     Class B
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    34.04
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             34.05
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             26.33
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             21.26
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.52
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             15.81
     Class C
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    34.09
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             34.09
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             26.36
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             21.29
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.54
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             15.82

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.40
     Class B
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.33
     Class C
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.33

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    55.56
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             56.32
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             47.17
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             43.95
     Year ended 10/31/96 ...              (.19)              0.00              (.63)              (.82)             34.91
     Year ended 10/31/95 ...              (.11)              0.00              (.41)              (.52)             29.48
     Class B
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    42.01
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             44.40
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             38.15
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             36.31
     Year ended 10/31/96 ...              0.00               0.00              (.63)              (.63)             29.21
     Year ended 10/31/95 ...              (.01)              0.00              (.41)              (.42)             24.78
     Class C
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    42.04
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             44.42
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             38.17
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             36.33
     Year ended 10/31/96 ...              0.00               0.00              (.63)              (.63)             29.22
     Year ended 10/31/95 ...              (.01)              0.00              (.41)              (.42)             24.79

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   131.80
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            111.46
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             68.60
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             54.44
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             51.15
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             46.64
     Class B
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   124.33
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            105.73
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             65.75
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             52.58
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             49.76
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             45.76
     Class C
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   124.28
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            105.69
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             65.74
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             52.57
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             49.76
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             45.77

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .             7.67%        $5,432,865              1.39%*                 (.53)%*                68%
     Year ended 11/30/99 ...            33.13%         4,285,490              1.50                   (.85)                  75
     Year ended 11/30/98 ...            33.94          1,418,262              1.59(f)                (.59)                  82
     Year ended 11/30/97 ...            30.46            373,099              1.57                   (.52)                  76
     Year ended 11/30/96 ...            21.52            172,870              1.65                   (.27)                  95
     Year ended 11/30/95 ...            49.95             72,366              1.75                   (.28)                 114
     Class B
     12/1/99 to 5/31/00+++ .             7.29%        $9,915,193              2.08%*                (1.22)%*                68%
     Year ended 11/30/99 ...            32.30          8,161,471              2.18                  (1.53)                  75
     Year ended 11/30/98 ...            33.04          2,799,288              2.28(f)               (1.27)                  82
     Year ended 11/30/97 ...            29.62            858,449              2.25                  (1.20)                  76
     Year ended 11/30/96 ...            20.70            404,137              2.32                   (.94)                  95
     Year ended 11/30/95 ...            49.01            238,088              2.43                   (.95)                 114
     Class C
     12/1/99 to 5/31/00+++ .             7.30%        $3,720,469              2.08%*                (1.22)%*                68%
     Year ended 11/30/99 ...            32.31          2,965,440              2.18                  (1.53)                  75
     Year ended 11/30/98 ...            32.99            862,193              2.28(f)               (1.30)                  82
     Year ended 11/30/97 ...            29.64            177,923              2.24                  (1.22)                  76
     Year ended 11/30/96 ...            20.76             60,194              2.32                   (.94)                  95
     Year ended 11/30/95 ...            48.96             20,679              2.42                   (.97)                 114

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...            24.00%        $   55,412              1.92%*(d)              (.67)%*                26%
     Class B
     8/27/99+ to 6/30/00 ...            23.30%        $  144,659              2.64%*(d)             (1.40)%*                26%
     Class C
     8/27/99+ to 6/30/00 ...            23.30%        $   44,582              2.63%*(d)             (1.38)%*                26%

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .            12.31%        $1,677,919              1.13%*                 (.28)%*                38%
     Year ended 10/31/99 ...            28.69          1,441,962              1.18                   (.28)                  62
     Year ended 10/31/98 ...            14.56          1,008,093              1.22(f)                (.11)                  61
     Year ended 10/31/97 ...            29.54            783,110              1.26(f)                (.25)                  48
     Year ended 10/31/96 ...            21.65            499,459              1.30                    .15                   46
     Year ended 10/31/95 ...            20.18            285,161              1.35                    .56                   61
     Class B
     11/1/99 to 4/30/00+++ .            11.89%        $5,640,866              1.84%*                (1.00)%*                38%
     Year ended 10/31/99 ...            27.79          5,265,153              1.90                  (1.00)                  62
     Year ended 10/31/98 ...            13.78          4,230,756              1.94(f)                (.83)                  61
     Year ended 10/31/97 ...            28.64          3,578,806              1.96(f)                (.94)                  48
     Year ended 10/31/96 ...            20.82          2,498,097              1.99                   (.54)                  46
     Year ended 10/31/95 ...            19.33          1,052,020              2.05                   (.15)                  61
     Class C
     11/1/99 to 4/30/00+++ .            11.91%        $1,044,948              1.84%*                 (.99)%*                38%
     Year ended 10/31/99 ...            27.78            923,483              1.90                  (1.00)                  62
     Year ended 10/31/98 ...            13.76            718,688              1.93(f)                (.83)                  61
     Year ended 10/31/97 ...            28.66            599,449              1.97(f)                (.95)                  48
     Year ended 10/31/96 ...            20.81            403,478              2.00                   (.55)                  46
     Year ended 10/31/95 ...            19.32            226,662              2.05                   (.15)                  61

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .            22.40%        $3,472,183              1.53%*                 (.90)%*                23%
     Year ended 11/30/99 ...            74.67          2,167,060              1.68(f)               (1.11)                  54
     Year ended 11/30/98 ...            27.36            824,636              1.66(f)               (1.13)                  67
     Year ended 11/30/97 ...             7.32            624,716              1.67(f)                (.97)                  51
     Year ended 11/30/96 ...            16.05            594,861              1.74                   (.87)                  30
     Year ended 11/30/95 ...            61.93            398,262              1.75                   (.77)                  55
     Class B
     12/1/99 to 5/31/00+++ .            21.95%        $6,063,004              2.23%*                (1.61)%*                23%
     Year ended 11/30/99 ...            73.44          3,922,584              2.39(f)               (1.83)                  54
     Year ended 11/30/98 ...            26.44          1,490,578              2.39(f)               (1.86)                  67
     Year ended 11/30/97 ...             6.57          1,053,436              2.38(f)               (1.70)                  51
     Year ended 11/30/96 ...            15.20            660,921              2.44                  (1.61)                  30
     Year ended 11/30/95 ...            60.95            277,111              2.48                  (1.47)                  55
     Class C
     12/1/99 to 5/31/00+++ .            21.95%        $1,585,521              2.23%*                (1.61)%*                23%
     Year ended 11/30/99 ...            73.40            907,707              2.41(f)               (1.85)                  54
     Year ended 11/30/98 ...            26.44            271,320              2.40(f)               (1.87)                  67
     Year ended 11/30/97 ...             6.55            184,194              2.38(f)               (1.70)                  51
     Year ended 11/30/96 ...            15.17            108,488              2.44                  (1.60)                  30
     Year ended 11/30/95 ...            60.98             43,161              2.48                  (1.47)                  55


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     60 & 61

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....     $    23.84        $     (.12)(b)          $     4.54         $     4.42
     Year ended 9/30/99 .......          22.27              (.22)(b)                2.80               2.58
     Year ended 9/30/98 .......          30.37              (.17)(b)               (6.70)             (6.87)
     Year ended 9/30/97 .......          27.92              (.24)(b)                6.80               6.56
     Year ended 9/30/96 .......          24.16              (.25)                   8.82               8.57
     Year ended 9/30/95 .......          22.65              (.22)(b)                5.59               5.37
     Class B
     10/1/99 to 3/31/00+++ ....     $    21.32        $     (.19)(b)          $     4.05         $     3.86
     Year ended 9/30/99 .......          20.17              (.37)(b)                2.53               2.16
     Year ended 9/30/98 .......          27.83              (.36)(b)               (6.07)             (6.43)
     Year ended 9/30/97 .......          26.13              (.42)(b)                6.23               5.81
     Year ended 9/30/96 .......          23.03              (.20)                   8.11               7.91
     Year ended 9/30/95 .......          21.92              (.37)(b)                5.34               4.97
     Class C
     10/1/99 to 3/31/00+++ ....     $    21.34        $     (.20)(b)          $     4.06         $     3.86
     Year ended 9/30/99 .......          20.18              (.36)(b)                2.53               2.17
     Year ended 9/30/98 .......          27.85              (.35)(b)               (6.09)             (6.44)
     Year ended 9/30/97 .......          26.14              (.42)(b)                6.24               5.82
     Year ended 9/30/96 .......          23.05              (.20)                   8.10               7.90
     Year ended 9/30/95 .......          21.92              (.37)(b)                5.36               4.99

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....     $     7.55        $     (.01)(b)          $     (.32)        $     (.33)
     Year ended 11/30/99 ......           5.97              (.03)(b)                2.00               1.97
     Year ended 11/30/98 ......           8.70              (.02)(b)                (.54)              (.56)
     Year ended 11/30/97 ......           7.71              (.02)(b)                2.09               2.07
     Year ended 11/30/96 ......           7.72               .02                    1.06               1.08
     Year ended 11/30/95 ......           6.63               .02(b)                 2.08               2.10
     Class B
     12/1/99 to 5/31/00+++ ....     $     6.87        $     (.04)(b)          $     (.29)        $     (.33)
     Year ended 11/30/99 ......           5.51              (.07)(b)                1.82               1.75
     Year ended 11/30/98 ......           8.25              (.07)(b)                (.50)              (.57)
     Year ended 11/30/97 ......           7.40              (.08)(b)                1.99               1.91
     Year ended 11/30/96 ......           7.49              (.01)                    .99                .98
     Year ended 11/30/95 ......           6.50              (.03)(b)                2.02               1.99
     Class C
     12/1/99 to 5/31/00+++ ....     $     6.86        $     (.04)(b)          $     (.29)        $     (.33)
     Year ended 11/30/99 ......           5.50              (.08)(b)                1.83               1.75
     Year ended 11/30/98 ......           8.26              (.07)(b)                (.52)              (.59)
     Year ended 11/30/97 ......           7.41              (.08)(b)                1.99               1.91
     Year ended 11/30/96 ......           7.50              (.02)                   1.00                .98
     Year ended 11/30/95 ......           6.50              (.03)(b)                2.03               2.00

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....     $     3.70        $      .02(b)           $      .21         $      .23
     Year ended 10/31/99 ......           3.44               .03(b)                  .62                .65
     Year ended 10/31/98 ......           3.48               .03(b)                  .43                .46
     Year ended 10/31/97 ......           3.00               .04(b)                  .87                .91
     Year ended 10/31/96 ......           2.71               .05                     .50                .55
     Year ended 10/31/95 ......           2.35               .02                     .52                .54
     Class B
     11/1/99 to 4/30/00+++ ....     $     3.66        $      .00(b)           $      .21         $      .21
     Year ended 10/31/99 ......           3.41               .00(b)                  .62                .62
     Year ended 10/31/98 ......           3.45               .01(b)                  .43                .44
     Year ended 10/31/97 ......           2.99               .02(b)                  .85                .87
     Year ended 10/31/96 ......           2.69               .03                     .51                .54
     Year ended 10/31/95 ......           2.34               .01                     .49                .50
     Class C
     11/1/99 to 4/30/00+++ ....     $     3.66        $      .00(b)           $      .21         $      .21
     Year ended 10/31/99 ......           3.41               .00(b)                  .62                .62
     Year ended 10/31/98 ......           3.45               .01(b)                  .43                .44
     Year ended 10/31/97 ......           2.99               .02(b)                  .85                .87
     Year ended 10/31/96 ......           2.70               .03                     .50                .53
     Year ended 10/31/95 ......           2.34               .01                     .50                .51

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    28.26
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             23.84
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             22.27
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             30.37
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             27.92
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             24.16
     Class B
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    25.18
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             21.32
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             20.17
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             27.83
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             26.13
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             23.03
     Class C
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    25.20
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             21.34
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             20.18
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             27.85
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             26.14
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             23.05

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     6.58
     Year ended 11/30/99 ......            0.00         $     0.00             (.39)              (.39)              7.55
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.97
     Year ended 11/30/97 ......            (.02)              0.00            (1.06)             (1.08)              8.70
     Year ended 11/30/96 ......            (.02)              0.00            (1.07)             (1.09)              7.71
     Year ended 11/30/95 ......            (.01)              0.00            (1.00)             (1.01)              7.72
     Class B
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     5.90
     Year ended 11/30/99 ......            0.00               0.00             (.39)              (.39)              6.87
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.51
     Year ended 11/30/97 ......            0.00               0.00            (1.06)             (1.06)              8.25
     Year ended 11/30/96 ......            0.00               0.00            (1.07)             (1.07)              7.40
     Year ended 11/30/95 ......            0.00               0.00            (1.00)             (1.00)              7.49
     Class C
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     5.89
     Year ended 11/30/99 ......            0.00               0.00             (.39)              (.39)              6.86
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.50
     Year ended 11/30/97 ......            0.00               0.00            (1.06)             (1.06)              8.26
     Year ended 11/30/96 ......            0.00               0.00            (1.07)             (1.07)              7.41
     Year ended 11/30/95 ......            0.00               0.00            (1.00)             (1.00)              7.50

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....      $     (.02)        $     0.00       $     (.17)        $     (.19)        $     3.74
     Year ended 10/31/99 ......            (.03)              (.01)            (.35)              (.39)              3.70
     Year ended 10/31/98 ......            (.04)              0.00             (.46)              (.50)              3.44
     Year ended 10/31/97 ......            (.05)              0.00             (.38)              (.43)              3.48
     Year ended 10/31/96 ......            (.05)              0.00             (.21)              (.26)              3.00
     Year ended 10/31/95 ......            (.06)              0.00             (.12)              (.18)              2.71
     Class B
     11/1/99 to 4/30/00+++ ....      $     (.01)        $     0.00       $     (.17)        $     (.18)        $     3.69
     Year ended 10/31/99 ......            0.00               (.02)            (.35)              (.37)              3.66
     Year ended 10/31/98 ......            (.02)              0.00             (.46)              (.48)              3.41
     Year ended 10/31/97 ......            (.03)              0.00             (.38)              (.41)              3.45
     Year ended 10/31/96 ......            (.03)              0.00             (.21)              (.24)              2.99
     Year ended 10/31/95 ......            (.03)              0.00             (.12)              (.15)              2.69
     Class C
     11/1/99 to 4/30/00+++ ....      $     (.01)        $     0.00       $     (.17)        $     (.18)        $     3.69
     Year ended 10/31/99 ......            0.00               (.02)            (.35)              (.37)              3.66
     Year ended 10/31/98 ......            (.02)              0.00             (.46)              (.48)              3.41
     Year ended 10/31/97 ......            (.03)              0.00             (.38)              (.41)              3.45
     Year ended 10/31/96 ......            (.03)              0.00             (.21)              (.24)              2.99
     Year ended 10/31/95 ......            (.03)              0.00             (.12)              (.15)              2.70

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....         18.54%       $  467,721              1.67%*(f)                (.90)%*                86%
     Year ended 9/30/99 .......         11.89           517,289              1.69(f)                  (.90)                  91
     Year ended 9/30/98 .......        (23.45)          495,070              1.61(f)                  (.59)                 109
     Year ended 9/30/97 .......         27.81           402,081              1.67                     (.91)                 135
     Year ended 9/30/96 .......         42.42           229,798              1.79                    (1.11)                 168
     Year ended 9/30/95 .......         30.73           146,663              1.83                    (1.06)                 160
     Class B
     10/1/99 to 3/31/00+++ ....         18.10%       $  568,729              2.41%*(f)               (1.64)%*                86%
     Year ended 9/30/99 .......         11.01           587,919              2.46(f)                 (1.68)                  91
     Year ended 9/30/98 .......        (24.03)          625,147              2.39(f)                 (1.36)                 109
     Year ended 9/30/97 .......         26.70           503,037              2.51                    (1.73)                 135
     Year ended 9/30/96 .......         41.48           112,490              2.62                    (1.96)                 168
     Year ended 9/30/95 .......         29.78            16,604              2.65                    (1.88)                 160
     Class C
     10/1/99 to 3/31/00+++ ....         18.09%       $  151,965              2.41%*(f)               (1.63)%*                86%
     Year ended 9/30/99 .......         11.05           168,120              2.45(f)                 (1.66)                  91
     Year ended 9/30/98 .......        (24.05)          182,110              2.38(f)                 (1.35)                 109
     Year ended 9/30/97 .......         26.74           145,494              2.50                    (1.72)                 135
     Year ended 9/30/96 .......         41.46            28,541              2.61                    (1.94)                 168
     Year ended 9/30/95 .......         29.87             1,611              2.64                    (1.76)                 160

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....         (4.89)%      $1,078,444              1.03%*                   (.33)%*                46%
     Year ended 11/30/99 ......         35.37         1,128,166              1.06                     (.41)                  97
     Year ended 11/30/98 ......         (8.48)          953,181              1.03                     (.36)                 106
     Year ended 11/30/97 ......         31.82         1,201,435              1.03                     (.29)                 158
     Year ended 11/30/96 ......         16.49           999,067              1.04                      .30                   80
     Year ended 11/30/95 ......         37.87           945,309              1.08                      .31                   81
     Class B
     12/1/99 to 5/31/00+++ ....         (5.42)%      $   96,805              1.86%*                  (1.16)%*                46%
     Year ended 11/30/99 ......         34.24           101,858              1.89                    (1.23)                  97
     Year ended 11/30/98 ......         (9.27)           85,456              1.84                    (1.17)                 106
     Year ended 11/30/97 ......         30.74            70,461              1.85                    (1.12)                 158
     Year ended 11/30/96 ......         15.47            44,450              1.87                     (.53)                  80
     Year ended 11/30/95 ......         36.61            31,738              1.90                     (.53)                  81
     Class C
     12/1/99 to 5/31/00+++ ....         (5.43)%      $   25,641              1.85%*                  (1.16)%*                46%
     Year ended 11/30/99 ......         34.31            28,025              1.86                    (1.22)                  97
     Year ended 11/30/98 ......         (9.58)           21,231              1.84                    (1.18)                 106
     Year ended 11/30/97 ......         30.72            18,871              1.83                    (1.10)                 158
     Year ended 11/30/96 ......         15.48            13,899              1.86                     (.51)                  80
     Year ended 11/30/95 ......         36.79            10,078              1.89                     (.51)                  81

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....          6.76%       $1,685,202               .91%*                    .94%*                 28%
     Year ended 10/31/99 ......         20.48         1,503,874               .93                      .87                   48
     Year ended 10/31/98 ......         14.70           988,965               .93(f)                   .96                   89
     Year ended 10/31/97 ......         33.28           787,566               .92(f)                  1.39                   88
     Year ended 10/31/96 ......         21.51           553,151               .97                     1.73                   88
     Year ended 10/31/95 ......         24.21           458,158              1.05                     1.88                  142
     Class B
     11/1/99 to 4/30/00+++ ....          6.20%       $2,079,387              1.68%*                    .17%*                 28%
     Year ended 10/31/99 ......         19.56         1,842,045              1.70                      .09                   48
     Year ended 10/31/98 ......         14.07           787,730              1.72(f)                   .17                   89
     Year ended 10/31/97 ......         31.83           456,399              1.72(f)                   .56                   88
     Year ended 10/31/96 ......         21.20           235,263              1.78                      .91                   88
     Year ended 10/31/95 ......         22.84           136,758              1.86                     1.05                  142
     Class C
     11/1/99 to 4/30/00+++ ....          6.18%       $  617,713              1.67%*                    .19%*                 28%
     Year ended 10/31/99 ......         19.56           518,185              1.69                      .11                   48
     Year ended 10/31/98 ......         14.07           179,487              1.72(f)                   .18                   89
     Year ended 10/31/97 ......         31.83           106,526              1.71(f)                   .58                   88
     Year ended 10/31/96 ......         20.72            61,356              1.76                      .93                   88
     Year ended 10/31/95 ......         23.30            35,835              1.84                     1.04                  142


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     62 & 63

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........   $  15.63          $    .40(b)             $    .49           $    .89
     Year ended 7/31/99 .........      15.97               .36(b)                 1.29               1.65
     Year ended 7/31/98 .........      16.17               .33(b)                 1.86               2.19
     Year ended 7/31/97 .........      14.01               .31(b)                 3.97               4.28
     Year ended 7/31/96 .........      15.08               .37                     .45                .82
     Class B
     Year ended 7/31/00 .........   $  15.11          $    .27(b)             $    .48           $    .75
     Year ended 7/31/99 .........      15.54               .23(b)                 1.25               1.48
     Year ended 7/31/98 .........      15.83               .21(b)                 1.81               2.02
     Year ended 7/31/97 .........      13.79               .19(b)                 3.89               4.08
     Year ended 7/31/96 .........      14.88               .28                     .42                .70
     Class C
     Year ended 7/31/00 .........   $  15.15          $    .28(b)             $    .48           $    .76
     Year ended 7/31/99 .........      15.57               .24(b)                 1.25               1.49
     Year ended 7/31/98 .........      15.86               .21(b)                 1.81               2.02
     Year ended 7/31/97 .........      13.81               .20(b)                 3.89               4.09
     Year ended 7/31/96 .........      14.89               .26                     .45                .71

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......   $  16.91          $   1.33(b)(c)          $   (.37)          $    .96
     Year ended 11/30/99 ........      14.68               .36(b)(c)              2.53               2.89
     Year ended 11/30/98 ........      12.48               .30(b)(c)              2.69               2.99
     Year ended 11/30/97 ........      10.59               .32(b)(c)              2.04               2.36
     Year ended 11/30/96 ........      10.22               .18(b)(c)               .65                .83
     Year ended 11/30/95 ........       8.97               .27(b)(c)              1.43               1.70
     Class B
     12/1/99 to 5/31/00+++ ......   $  16.80          $   1.28(b)(c)          $   (.39)          $    .89
     Year ended 11/30/99 ........      14.62               .25(b)(c)              2.52               2.77
     Year ended 11/30/98 ........      12.46               .21(b)(c)              2.67               2.88
     Year ended 11/30/97 ........      10.57               .25(b)(c)              2.04               2.29
     Year ended 11/30/96 ........      10.20               .10(b)(c)               .67                .77
     Year ended 11/30/95 ........       8.96               .18(b)(c)              1.45               1.63
     Class C
     12/1/99 to 5/31/00+++ ......   $  16.82          $   1.26(b)(c)          $   (.37)          $    .89
     Year ended 11/30/99 ........      14.65               .25(b)(c)              2.51               2.76
     Year ended 11/30/98 ........      12.47               .21(b)(c)              2.69               2.90
     Year ended 11/30/97 ........      10.59               .25(b)(c)              2.03               2.28
     Year ended 11/30/96 ........      10.22               .11(b)(c)               .66                .77
     Year ended 11/30/95 ........       8.97               .18(b)(c)              1.46               1.64

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........   $  10.19          $    .37(b)             $    .89           $   1.26
     Year ended 8/31/99 .........      10.47               .46(b)                 (.06)               .40
     Year ended 8/31/98 .........      12.80               .52(b)                (2.33)             (1.81)
     10/1/96+ to 8/31/97 ........      10.00               .30(b)                 2.88               3.18
     Class B
     Year ended 8/31/00 .........   $  10.17          $    .30(b)             $    .89           $   1.19
     Year ended 8/31/99 .........      10.44               .38(b)                 (.05)               .33
     Year ended 8/31/98 .........      12.79               .42(b)                (2.33)             (1.91)
     10/1/96+ to 8/31/97 ........      10.00               .23(b)                 2.89               3.12
     Class C
     Year ended 8/31/00 .........   $  10.17          $    .29(b)             $    .91           $   1.20
     Year ended 8/31/99 .........      10.44               .38(b)                 (.05)               .33
     Year ended 8/31/98 .........      12.79               .42(b)                (2.33)             (1.91)
     10/1/96+ to 8/31/97 ........      10.00               .23(b)                 2.89               3.12

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........    $   (.35)           $   0.00         $   (.64)          $   (.99)          $  15.53
     Year ended 7/31/99 .........        (.34)               0.00            (1.65)             (1.99)             15.63
     Year ended 7/31/98 .........        (.32)               0.00            (2.07)             (2.39)             15.97
     Year ended 7/31/97 .........        (.32)               0.00            (1.80)             (2.12)             16.17
     Year ended 7/31/96 .........        (.41)               0.00            (1.48)             (1.89)             14.01
     Class B
     Year ended 7/31/00 .........    $   (.26)           $   0.00         $   (.64)          $   (.90)          $  14.96
     Year ended 7/31/99 .........        (.26)               0.00            (1.65)             (1.91)             15.11
     Year ended 7/31/98 ......        (.24)               0.00            (2.07)             (2.31)             15.54
     Year ended 7/31/97 .........        (.24)               0.00            (1.80)             (2.04)             15.83
     Year ended 7/31/96 .........        (.31)               0.00            (1.48)             (1.79)             13.79
     Class C
     Year ended 7/31/00 .........    $   (.26)           $   0.00         $   (.64)          $   (.90)          $  15.01
     Year ended 7/31/99 .........        (.26)               0.00            (1.65)             (1.91)             15.15
     Year ended 7/31/98 .........        (.24)               0.00            (2.07)             (2.31)             15.57
     Year ended 7/31/97 .........        (.24)               0.00            (1.80)             (2.04)             15.86
     Year ended 7/31/96 .........        (.31)               0.00            (1.48)             (1.79)             13.81

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......    $   (.16)           $   0.00         $   (.94)          $  (1.10)          $  16.77
     Year ended 11/30/99 ........        (.32)               0.00             (.34)              (.66)             16.91
     Year ended 11/30/98 ........        (.32)               0.00             (.47)              (.79)             14.68
     Year ended 11/30/97 ........        (.34)               0.00             (.13)              (.47)             12.48
     Year ended 11/30/96 ........        (.46)               0.00             0.00               (.46)             10.59
     Year ended 11/30/95 ........        (.45)               0.00             0.00               (.45)             10.22
     Class B
     12/1/99 to 5/31/00+++ ......    $   (.12)           $   0.00         $   (.94)          $  (1.06)          $  16.63
     Year ended 11/30/99 ........        (.25)               0.00             (.34)              (.59)             16.80
     Year ended 11/30/98 ........        (.25)               0.00             (.47)              (.72)             14.62
     Year ended 11/30/97 ........        (.27)               0.00             (.13)              (.40)             12.46
     Year ended 11/30/96 ........        (.40)               0.00             0.00               (.40)             10.57
     Year ended 11/30/95 ........        (.39)               0.00             0.00               (.39)             10.20
     Class C
     12/1/99 to 5/31/00+++ ......    $   (.12)           $   0.00         $   (.94)          $  (1.06)          $  16.65
     Year ended 11/30/99 ........        (.25)               0.00             (.34)              (.59)             16.82
     Year ended 11/30/98 ........        (.25)               0.00             (.47)              (.72)             14.65
     Year ended 11/30/97 ........        (.27)               0.00             (.13)              (.40)             12.47
     Year ended 11/30/96 ........        (.40)               0.00             0.00               (.40)             10.59
     Year ended 11/30/95 ........        (.39)               0.00             0.00               (.39)             10.22

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........    $   (.60)(g)        $     (0)        $   (.00)          $   (.60)          $  10.85
     Year ended 8/31/99 .........        (.48)(g)            (.10)            (.10)              (.68)             10.19
     Year ended 8/31/98 .........        (.51)               0.00             (.01)              (.52)             10.47
     10/1/96+ to 8/31/97 ........        (.38)(g)            0.00             0.00               (.38)             12.80
     Class B
     Year ended 8/31/00 .........    $   (.52)(g)        $  (0.00)        $   (.00)          $   (.52)          $  10.84
     Year ended 8/31/99 .........        (.40)(g)            (.10)            (.10)              (.60)             10.17
     Year ended 8/31/98 .........        (.43)               0.00             (.01)              (.44)             10.44
     10/1/96+ to 8/31/97 ........        (.33)(g)            0.00             0.00               (.33)             12.79
     Class C
     Year ended 8/31/00 .........    $   (.52)(g)        $  (0.00)        $   (.00)          $   (.52)          $  10.85
     Year ended 8/31/99 .........        (.40)(g)            (.10)            (.10)              (.60)             10.17
     Year ended 8/31/98 .........        (.43)               0.00             (.01)              (.44)             10.44
     10/1/96+ to 8/31/97 ........        (.33)(g)            0.00             0.00               (.33)             12.79

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........       6.22%           $212,326              1.12%                  2.62%                   76%
     Year ended 7/31/99 .........      11.44             189,953              1.22(f)                2.31                   105
     Year ended 7/31/98 .........      14.99             123,623              1.30(f)                2.07                   145
     Year ended 7/31/97 .........      33.46             115,500              1.47(f)                2.11                   207
     Year ended 7/31/96 .........       5.23             102,567              1.38                   2.41                   227
     Class B
     Year ended 7/31/00 .........       5.46%           $155,060              1.86%                  1.88%                   76%
     Year ended 7/31/99 .........      10.56             136,384              1.97(f)                1.56                   105
     Year ended 7/31/98 .........      14.13              47,728              2.06(f)                1.34                   145
     Year ended 7/31/97 .........      32.34              24,192              2.25(f)                1.32                   207
     Year ended 7/31/96 .........       4.45              18,393              2.16                   1.61                   227
     Class C
     Year ended 7/31/00 .........       5.52%           $ 65,214              1.86%                  1.88%                   76%
     Year ended 7/31/99 .........      10.60              63,517              1.96(f)                1.57                   105
     Year ended 7/31/98 .........      14.09              10,855              2.05(f)                1.36                   145
     Year ended 7/31/97 .........      32.37               5,510              2.23(f)                1.37                   207
     Year ended 7/31/96 .........       4.52               6,096              2.15                   1.63                   227

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......       5.98%           $ 37,191              1.49%*(d)             15.87%*                  19%
     Year ended 11/30/99 ........      20.27              29,841              1.50(d)                2.26                    19
     Year ended 11/30/98 ........      24.99               9,793              1.50(d)                2.23                    16
     Year ended 11/30/97 ........      23.10               4,117              1.50(d)                2.89                    37
     Year ended 11/30/96 ........       8.47               3,294              1.50(d)                1.67                    98
     Year ended 11/30/95 ........      19.58               2,748              1.50(d)                2.48                   162
     Class B
     12/1/99 to 5/31/00+++ ......       5.61%           $102,261              2.20%*(d)             15.34%*                  19%
     Year ended 11/30/99 ........      19.45              80,806              2.20%(d)               1.55%                   19%
     Year ended 11/30/98 ........      24.02              35,550              2.20(d)                1.56                    16
     Year ended 11/30/97 ........      22.35              14,782              2.20(d)                2.27                    37
     Year ended 11/30/96 ........       7.82              13,561              2.20(d)                 .95                    98
     Year ended 11/30/95 ........      18.66              10,988              2.20(d)                1.60                   162
     Class C
     12/1/99 to 5/31/00+++ ......       5.60%           $ 24,572              2.20%*(d)             15.10%*                  19%
     Year ended 11/30/99 ........      19.34              20,605              2.20(d)                1.56                    19
     Year ended 11/30/98 ........      24.16               7,298              2.20(d)                1.54                    16
     Year ended 11/30/97 ........      22.21               3,413              2.20(d)                2.27                    37
     Year ended 11/30/96 ........       7.81               3,376              2.20(d)                 .94                    98
     Year ended 11/30/95 ........      18.76               3,500              2.20(d)                1.88                   162

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........      13.46%           $ 22,221              1.71%                  3.81%                   26%
     Year ended 8/31/99 .........       3.86              35,299              1.58                   4.57                    29
     Year ended 8/31/98 .........     (14.90)             51,214              1.55                   3.87                    23
     10/1/96+ to 8/31/97 ........      32.24              37,638              1.77*(d)(f)            2.73*                   20
     Class B
     Year ended 8/31/00 .........      12.68%           $113,542              2.41%                  3.13%                   26%
     Year ended 8/31/99 .........       3.20             168,741              2.31                   3.82                    29
     Year ended 8/31/98 .........     (15.56)            268,856              2.26                   3.16                    23
     10/1/96+ to 8/31/97 ........      31.49             186,802              2.44*(d)(f)            2.08*                   20
     Class C
     Year ended 8/31/00 .........      12.78%           $ 34,217              2.40%                  3.02%                   26%
     Year ended 8/31/99 .........       3.20              44,739              2.30                   3.77                    29
     Year ended 8/31/98 .........     (15.56)             69,575              2.26                   3.15                    23
     10/1/96+ to 8/31/97 ........      31.49              42,719              2.43*(d)(f)            2.06*                   20


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     64 & 65

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........     $  18.57         $   (.10)(b)            $   3.55            $   3.45
     Year ended 7/31/99 .........        21.85              .07(b)                 (.79)               (.72)
     Year ended 7/31/98 .........        18.61              .05(b)                 5.28                5.33
     Year ended 7/31/97 .........        15.84              .07(b)                 4.20                4.27
     Year ended 7/31/96 .........        15.11              .18                    1.02                1.20
     Class B
     Year ended 7/31/00 .........     $  17.39         $   (.23)(b)            $   3.31            $   3.08
     Year ended 7/31/99 .........        20.76             (.06)(b)                (.75)               (.81)
     Year ended 7/31/98 .........        17.87             (.08)(b)                5.02                4.94
     Year ended 7/31/97 .........        15.31             (.04)(b)                4.02                3.98
     Year ended 7/31/96 .........        14.71              .08                     .99                1.07
     Class C
     Year ended 7/31/00 .........     $  17.41         $   (.23)(b)            $   3.31            $   3.08
     Year ended 7/31/99 .........        20.77             (.05)(b)                (.75)               (.80)
     Year ended 7/31/98 .........        17.89             (.08)(b)                5.01                4.93
     Year ended 7/31/97 .........        15.33             (.04)(b)                4.02                3.98
     Year ended 7/31/96 .........        14.72              .08                    1.00                1.08

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........     $  11.84         $   (.04)(b)            $   2.83            $   2.79
     Year ended 6/30/99 .........        12.67              .00(b)                  .93                 .93
     Year ended 6/30/98 .........        13.26              .10(b)                  .85                 .95
     Year ended 6/30/97 .........        12.13              .15(b)                 2.55                2.70
     Year ended 6/30/96 .........        10.18              .10(b)                 1.85                1.95
     Class B
     Year ended 6/30/00 .........     $  11.50         $   (.13)(b)            $   2.75            $   2.62
     Year ended 6/30/99 .........        12.37             .(08)(b)                 .89                 .81
     Year ended 6/30/98 .........        13.04              .02(b)                  .82                 .84
     Year ended 6/30/97 .........        11.96              .08(b)                 2.50                2.58
     Year ended 6/30/96 .........        10.10             (.02)(b)                1.88                1.86
     Class C
     Year ended 6/30/00 .........     $  11.50         $   (.12)(b)            $   2.73            $   2.61
     Year ended 6/30/99 .........        12.37             .(08)(b)                 .89                 .81
     Year ended 6/30/98 .........        13.04              .05(b)                  .79                 .84
     Year ended 6/30/97 .........        11.96              .12(b)                 2.46                2.58
     Year ended 6/30/96 .........        10.10              .03(b)                 1.83                1.86

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......     $  13.22         $   (.04)(b)(c)         $    .47            $    .43
     Year ended 11/30/99 ........         9.63             (.15)(b)(c)             3.74                3.59
     3/3/98+ to 11/30/98 ........        10.00             (.08)(b)(c)             (.29)               (.37)
     Class B
     12/1/99 to 5/31/00+++ ......     $  13.05         $   (.09)(b)(c)         $    .49            $    .40
     Year ended 11/30/99 ........         9.58             (.22)(b)(c)             3.69                3.47
     3/3/98+ to 11/30/98 ........        10.00             (.13)(b)(c)             (.29)               (.42)
     Class C
     12/1/99 to 5/31/00+++ ......     $  13.05         $   (.09)(b)(c)         $    .48            $    .39
     Year ended 11/30/99 ........         9.57             (.22)(b)(c)             3.70                3.48
     3/3/98+ to 11/30/98 ........        10.00             (.15)(b)(c)             (.28)               (.43)

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  21.11
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           18.57
     Year ended 7/31/98 .........        0.00                (.04)           (2.05)              (2.09)           21.85
     Year ended 7/31/97 .........        (.15)               (.03)           (1.32)              (1.50)           18.61
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.84
     Class B
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  19.56
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           17.39
     Year ended 7/31/98 .........        0.00                0.00            (2.05)              (2.05)           20.76
     Year ended 7/31/97 .........        0.00                (.10)           (1.32)              (1.42)           17.87
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.31
     Class C
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  19.58
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           17.41
     Year ended 7/31/98 .........        0.00                0.00            (2.05)              (2.05)           20.77
     Year ended 7/31/97 .........        0.00                (.10)           (1.32)              (1.42)           17.89
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.33

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.57
     Year ended 6/30/99 .........        (.12)               0.00            (1.64)              (1.76)           11.84
     Year ended 6/30/98 .........        (.18)               0.00            (1.36)              (1.54)           12.67
     Year ended 6/30/97 .........        (.15)               0.00            (1.42)              (1.57)           13.26
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            12.13
     Class B
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.06
     Year ended 6/30/99 .........        (.04)               0.00            (1.64)              (1.68)           11.50
     Year ended 6/30/98 .........        (.15)               0.00            (1.36)              (1.51)           12.37
     Year ended 6/30/97 .........        (.08)               0.00            (1.42)              (1.50)           13.04
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            11.96
     Class C
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.05
     Year ended 6/30/99 .........        (.04)               0.00            (1.64)              (1.68)           11.50
     Year ended 6/30/98 .........        (.15)               0.00            (1.36)              (1.51)           12.37
     Year ended 6/30/97 .........        (.08)               0.00            (1.42)              (1.50)           13.04
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            11.96

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.21
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.22
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.63
     Class B
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.01
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.05
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.58
     Class C
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.00
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.05
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.57

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........      18.89%         $170,815               1.65%(f)                 (.46)%               103%
     Year ended 7/31/99 .........      (2.87)          125,729               1.80(f)                   .39                  89
     Year ended 7/31/98 .........      32.21           130,777               1.85(f)                   .25                  99
     Year ended 7/31/97 .........      28.78            78,578               2.05(f)                   .40                  89
     Year ended 7/31/96 .........       8.20            74,026               2.14                     1.10                  69
     Class B
     Year ended 7/31/00 .........      18.01%         $181,285               2.38%(f)                (1.18)%               103%
     Year ended 7/31/99 .........      (3.52)          144,570               2.50(f)                  (.34)                 89
     Year ended 7/31/98 .........      31.22           137,425               2.56(f)                  (.40)                 99
     Year ended 7/31/97 .........      27.76            66,032               2.75(f)                  (.23)                 89
     Year ended 7/31/96 .........       7.53            42,662               2.86                      .59                  69
     Class C
     Year ended 7/31/00 .........      17.99%         $ 60,984               2.36%(f)                (1.18)%               103%
     Year ended 7/31/99 .........      (3.46)           45,845               2.50(f)                  (.28)                 89
     Year ended 7/31/98 .........      31.13            39,618               2.56(f)                  (.41)                 99
     Year ended 7/31/97 .........      27.73            16,907               2.74(f)                  (.23)                 89
     Year ended 7/31/96 .........       7.59            10,141               2.87                      .58                  69

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........      24.26%         $394,665               1.74%(f)                 (.31)%                67%
     Year ended 6/30/99 .........       9.86           340,194               1.92(f)                  (.01)                 58
     Year ended 6/30/98 .........       9.11           467,960               1.73                      .80                  53
     Year ended 6/30/97 .........      25.16           561,793               1.72                     1.27                  48
     Year ended 6/30/96 .........      19.16           672,732               1.87                      .95                  28
     Class B
     Year ended 6/30/00 .........      23.45%         $160,847               2.47%(f)                (1.02)%                67%
     Year ended 6/30/99 .........       8.91           117,420               2.63(f)                 (1.43)                 58
     Year ended 6/30/98 .........       8.34           156,348               2.45                      .20                  53
     Year ended 6/30/97 .........      24.34           121,173               2.43                      .66                  48
     Year ended 6/30/96 .........      18.42            83,050               2.83                     (.20)                 28
     Class C
     Year ended 6/30/00 .........      23.37%         $ 39,598               2.44%(f)                 (.94)%                67%
     Year ended 6/30/99 .........       8.91            20,397               2.63(f)                 (1.44)                 58
     Year ended 6/30/98 .........       8.34            26,635               2.44                      .38                  53
     Year ended 6/30/97 .........      24.33            12,929               2.42                     1.06                  48
     Year ended 6/30/96 .........      18.42             2,383               2.57                      .63                  28

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......       3.32%         $ 58,071               1.88%*                   (.57)%*              122%
     Year ended 11/30/99 ........      37.28            12,851               2.51(d)(f)              (1.34)                107
     3/3/98+ to 11/30/98 ........      (3.70)            7,255               2.50*(d)                 (.90)*               151
     Class B
     12/1/99 to 5/31/00+++ ......       3.12%         $119,116               2.60%*                  (1.30)%*              122%
     Year ended 11/30/99 ........      36.22            28,678               3.21(d)(f)              (2.07)                107
     3/3/98+ to 11/30/98 ........      (4.20)           11,710               3.20*(d)                (1.41)*               151
     Class C
     12/1/99 to 5/31/00+++ ......       3.05%         $ 43,867               2.59%*                  (1.28)%*              122%
     Year ended 11/30/99 ........      36.36             9,235               3.21(d)(f)              (2.06)                107
     3/3/98+ to 11/30/98 ........      (4.30)            3,120               3.20*(d)                (1.69)*               151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     66 & 67

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........     $  11.66        $   (.16)(b)             $   3.83           $   3.67
     Year ended 7/31/99 .........        12.14            (.08)(b)                  .76                .68
     Year ended 7/31/98 .........        12.87            (.11)(b)                  .37                .26
     Year ended 7/31/97 .........        11.61            (.15)(b)                 2.97               2.82
     Year ended 7/31/96 .........        10.38            (.14)(b)                 1.90               1.76
     Class B
     Year ended 7/31/00 .........     $  10.57        $   (.24)(b)             $   3.46           $   3.22
     Year ended 7/31/99 .........        11.20            (.15)(b)                  .68                .53
     Year ended 7/31/98 .........        12.03            (.18)(b)                  .34                .16
     Year ended 7/31/97 .........        11.03            (.21)(b)                 2.77               2.56
     Year ended 7/31/96 .........         9.95            (.20)(b)                 1.81               1.61
     Class C
     Year ended 7/31/00 .........     $  10.59        $   (.24)(b)             $   3.47           $   3.23
     Year ended 7/31/99 .........        11.22            (.16)(b)                  .69                .53
     Year ended 7/31/98 .........        12.05            (.19)(b)                  .35                .16
     Year ended 7/31/97 .........        11.05            (.22)(b)                 2.78               2.56
     Year ended 7/31/96 .........         9.96            (.20)(b)                 1.82               1.62

Alliance International Fund
     Class A
     Year ended 6/30/00 .........     $  16.24        $   (.04)(b)(c)          $   4.64           $   4.60
     Year ended 6/30/99 .........        18.55            (.04)(b)(c)              (.75)              (.79)
     Year ended 6/30/98 .........        18.69            (.01)(b)(c)              1.13               1.12
     Year ended 6/30/97 .........        18.32             .06(b)                  1.51               1.57
     Year ended 6/30/96 .........        16.81             .05(b)                  2.51               2.56
     Class B
     Year ended 6/30/00 .........     $  15.19        $   (.17)(b)(c)          $   4.33           $   4.16
     Year ended 6/30/99 .........        17.41            (.16)(b)(c)              (.68)              (.84)
     Year ended 6/30/98 .........        17.71            (.16)(b)(c)              1.07                .91
     Year ended 6/30/97 .........        17.45            (.09)(b)                 1.43               1.34
     Year ended 6/30/96 .........        16.19            (.07)(b)                 2.38               2.31
     Class C
     Year ended 6/30/00 .........     $  15.19        $   (.16)(b)(c)          $   4.32           $   4.16
     Year ended 6/30/99 .........        17.42            (.16)(b)(c)              (.69)              (.85)
     Year ended 6/30/98 .........        17.73            (.15)(b)(c)              1.05                .90
     Year ended 6/30/97 .........        17.46            (.09)(b)                 1.44               1.35
     Year ended 6/30/96 .........        16.20            (.07)(b)                 2.38               2.31

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........     $   8.20        $   (.04)(b)(c)          $   2.18           $   2.14
     Year ended 7/31/99 .........         4.84             .02(b)(c)               3.34               3.36
     9/3/97+ to 7/31/98 .........        10.00             .08(b)(c)              (5.18)             (5.10)
     Class B
     Year ended 7/31/00 .........     $   8.12        $   (.11)(b)(c)          $   2.12           $   2.01
     Year ended 7/31/99 .........         4.82            (.01)(b)(c)              3.31               3.30
     9/3/97+ to 7/31/98 .........        10.00             .03(b)(c)              (5.17)             (5.14)
     Class C
     Year ended 7/31/00 .........     $   8.11        $   (.13)(b)(c)          $   2.15           $   2.02
     Year ended 7/31/99 .........         4.82            (.03)(b)(c)              3.32               3.29
     9/3/97+ to 7/31/98 .........        10.00             .03(b)(c)              (5.17)             (5.14)

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......     $  10.46        $   (.09)(b)             $   2.85           $   2.76
     Year ended 10/31/99 ........         5.86            (.10)(b)(c)              4.70               4.60
     Year ended 10/31/98 ........         7.54            (.10)(b)(c)             (1.58)             (1.68)
     Year ended 10/31/97 ........        11.04            (.21)(b)(c)             (2.95)             (3.16)
     Year ended 10/31/96 ........        10.45            (.21)(b)(c)               .88                .67
     11/28/94+ to 10/31/95 ......        10.00            (.19)(c)(b)               .64                .45
     Class B
     11/1/99 to 4/30/00+++ ......     $  10.09        $   (.13)(b)             $   2.75           $   2.62
     Year ended 10/31/99 ........         5.71            (.18)(b)(c)              4.56               4.38
     Year ended 10/31/98 ........         7.39            (.14)(b)(c)             (1.54)             (1.68)
     Year ended 10/31/97 ........        10.90            (.28)(b)(c)             (2.89)             (3.17)
     Year ended 10/31/96 ........        10.41            (.28)(b)(c)               .85                .57
     11/28/94+ to 10/31/95 ......        10.00            (.25)(b)(c)               .66                .41
     Class C
     11/1/99 to 4/30/00+++ ......     $  10.12        $   (.13)(b)             $   2.75           $   2.62
     Year ended 10/31/99 ........         5.72            (.18)(b)(c)              4.58               4.40
     Year ended 10/31/98 ........         7.40            (.14)(b)(c)             (1.54)             (1.68)
     Year ended 10/31/97 ........        10.91            (.27)(b)(c)             (2.90)             (3.17)
     Year ended 10/31/96 ........        10.41            (.28)(b)(c)               .86                .58
     Year ended 10/31/95 ........        10.00            (.35)(b)(c)               .76                .41

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  15.13
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             11.66
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             12.14
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.87
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.61
     Class B
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  13.59
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             10.57
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             11.20
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.03
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.03
     Class C
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  13.62
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             10.59
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             11.22
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.05
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.05

Alliance International Fund
     Class A
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  19.65
     Year ended 6/30/99 .........         0.00               (.48)           (1.04)             (1.52)             16.24
     Year ended 6/30/98 .........         0.00               (.05)           (1.21)             (1.26)             18.55
     Year ended 6/30/97 .........         (.12)              0.00            (1.08)             (1.20)             18.69
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             18.32
     Class B
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  18.16
     Year ended 6/30/99 .........         0.00               (.34)           (1.04)             (1.38)             15.19
     Year ended 6/30/98 .........         0.00               0.00            (1.21)             (1.21)             17.41
     Year ended 6/30/97 .........         0.00               0.00            (1.08)             (1.08)             17.71
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             17.45
     Class C
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  18.16
     Year ended 6/30/99 .........         0.00               (.34)           (1.04)             (1.38)             15.19
     Year ended 6/30/98 .........         0.00               0.00            (1.21)             (1.21)             17.42
     Year ended 6/30/97 .........         0.00               0.00            (1.08)             (1.08)             17.73
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             17.46

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.34
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.20
     9/3/97+ to 7/31/98 .........         (.06)              0.00             0.00               (.06)              4.84
     Class B
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.13
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.12
     9/3/97+ to 7/31/98 .........         (.03)              (.01)            0.00               (.04)              4.82
     Class C
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.13
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.11
     9/3/97+ to 7/31/98 .........         (.03)              (.01)            0.00               (.04)              4.82

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......     $   0.00           $   0.00         $   0.00           $   0.00           $  13.22
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.46
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.86
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.54
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             11.04
     11/28/94+ to 10/31/95 ......         0.00               0.00             0.00               0.00              10.45
     Class B
     11/1/99 to 4/30/00+++ ...     $   0.00           $   0.00         $   0.00           $   0.00           $  12.71
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.09
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.71
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.39
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             10.90
     11/28/94+ to 10/31/95 ......         0.00               0.00             0.00               0.00              10.41
     Class C
     11/1/99 to 4/30/00+++ ......     $   0.00           $   0.00         $   0.00           $   0.00           $  12.74
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.12
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.72
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.40
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             10.91
     Year ended 10/31/95 ........         0.00               0.00             0.00               0.00              10.41

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........      31.81%           $120,687            2.02%(f)                (1.07)%                 133%
     Year ended 7/31/99 .........       7.51              77,164            2.37(f)                  (.79)                  120
     Year ended 7/31/98 .........       2.49              82,843            2.16(f)                  (.88)                  113
     Year ended 7/31/97 .........      26.47              85,217            2.41(f)                 (1.25)                  129
     Year ended 7/31/96 .........      17.46              68,623            2.51                    (1.22)                  139
     Class B
     Year ended 7/31/00 .........      30.82%           $ 65,097            2.76%(f)                (1.82)%                 133%
     Year ended 7/31/99 .........       6.74              30,205            3.14(f)                 (1.59)                  120
     Year ended 7/31/98 .........       1.80              38,827            2.88(f)                 (1.58)                  113
     Year ended 7/31/97 .........      25.42              31,946            3.11(f)                 (1.92)                  129
     Year ended 7/31/96 .........      16.69              14,247            3.21                    (1.88)                  139
     Class C
     Year ended 7/31/00 .........      30.86%           $ 19,580            2.75%(f)                (1.80)%                 133%
     Year ended 7/31/99 .........       6.72               7,058            3.15(f)                 (1.61)                  120
     Year ended 7/31/98 .........       1.79               9,471            2.88(f)                 (1.59)                  113
     Year ended 7/31/97 .........      25.37               8,718            3.10(f)                 (1.93)                  129
     Year ended 7/31/96 .........      16.77               4,119            3.19                    (1.85)                  139

Alliance International Fund
     Class A
     Year ended 6/30/00 .........      29.18%           $ 88,507            1.81%(d)(f)(h)           (.21)%                 154%
     Year ended 6/30/99 .........      (3.95)             78,303            1.80(d)(f)               (.25)(c)               178
     Year ended 6/30/98 .........       6.79             131,565            1.65(d)                  (.05)(c)               121
     Year ended 6/30/97 .........       9.30             190,173            1.74(f)                   .31                    94
     Year ended 6/30/96 .........      15.83             196,261            1.72                      .31                    78
     Class B
     Year ended 6/30/00 .........      28.27%           $ 68,639            2.60%(d)(f)(h)           (.96)%                 154%
     Year ended 6/30/99 .........      (4.56)             55,724            2.61(d)(f)              (1.02)(c)               178
     Year ended 6/30/98 .........       5.92              71,370            2.49(d)                  (.90)(c)               121
     Year ended 6/30/97 .........       8.37              77,725            2.58(f)                  (.51)                   94
     Year ended 6/30/96 .........      14.87              72,470            2.55                     (.46)                   78
     Class C
     Year ended 6/30/00 .........      28.27%           $ 21,180            2.57%(d)(f)(h)           (.94)%                 154%
     Year ended 6/30/99 .........      (4.62)             16,876            2.61(d)(f)              (1.02)(c)               178
     Year ended 6/30/98 .........       5.85              20,428            2.48(d)                  (.90)(c)               121
     Year ended 6/30/97 .........       8.42              23,268            2.56(f)                  (.51)                   94
     Year ended 6/30/96 .........      14.85              26,965            2.53                     (.47)                   78

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........      26.10%           $  2,471            2.52%(d)(f)              (.42)%                 158%
     Year ended 7/31/99 .........      69.42               1,011            2.52(d)(f)                .36                    94
     9/3/97+ to 7/31/98 .........     (51.20)                445            2.52(d)(f)*              1.20*                   58
     Class B
     Year ended 7/31/00 .........      24.75%           $  4,047            3.22%(d)(f)             (1.13)%                 158%
     Year ended 7/31/99 .........      68.46               1,902            3.22(d)(f)               (.22)                   94
     9/3/97+ to 7/31/98 .........     (51.53)              1,551            3.22(d)(f)*               .53*                   58
     Class C
     Year ended 7/31/00 .........      24.91%           $  1,372            3.22%(d)(f)             (1.31)%                 158%
     Year ended 7/31/99 .........      68.26                 162            3.22(d)(f)               (.49)                   94
     9/3/97+ to 7/31/98 .........     (51.53)                102            3.22(d)(f)*               .50*                   58

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......      26.39%           $ 39,125            2.04%(f)(h)*            (1.27)%*                164%
     Year ended 10/31/99 ........      78.50              40,040            2.45(d)(f)              (1.20)                  119
     Year ended 10/31/98 ........     (22.28)              3,778            3.74(d)(f)              (1.50)                   93
     Year ended 10/31/97 ........     (29.61)              5,916            3.45(d)                 (1.97)                   70
     Year ended 10/31/96 ........       6.43              12,284            3.37(d)                 (1.75)                   66
     11/28/94+ to 10/31/95 ......       4.50               2,870            4.42*(d)                (1.87)*                  90
     Class B
     11/1/99 to 4/30/00+++ ......      25.97%           $ 64,245            2.80%(f)(h)*            (2.02)%*                164%
     Year ended 10/31/99 ........      76.71%             38,108            3.48%(d)(f)             (2.31)                  119
     Year ended 10/31/98 ........     (22.73)              8,844            4.49(d)(f)              (2.22)                   93
     Year ended 10/31/97 ........     (30.09)             11,439            4.15(d)                 (2.67)                   70
     Year ended 10/31/96 ........       5.49              23,784            4.07(d)                 (2.44)                   66
     11/28/94+ to 10/31/95 ......       4.10               5,170            5.20*(d)                (2.64)*                  90
     Class C
     11/1/99 to 4/30/00+++ ......      25.89%           $ 19,364            2.80%(f)(h)*            (2.00)%*                164%
     Year ended 10/31/99 ........      76.92              10,060            3.41(d)(f)              (2.21)                  119
     Year ended 10/31/98 ........     (22.70)              1,717            4.48(d)(f)              (2.20)                   93
     Year ended 10/31/97 ........     (30.06)              1,859            4.15(d)                 (2.66)                   70
     Year ended 10/31/96 ........       5.59               4,228            4.07(d)                 (2.42)                   66
     Year ended 10/31/95 ........       4.10                 597            5.84(d)                 (3.41)                   90


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     68 & 69

+     Commencement of operations.
++    Commencement of distribution.
+++   Unaudited.
*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below, would have been as follows:

                                              1995      1996     1997      1998      1999     2000
                                              ----      ----     ----      ----      ----     ----
Alliance All-Asia Investment Fund
    Class A                                  10.57%*    3.61%    3.57%     4.63%     2.93%      --
    Class B                                  11.32%*    4.33%    4.27%     5.39%     3.96%      --
    Class C                                  11.38%*    4.30%    4.27%     5.42%     3.89%      --
Alliance Real Estate Investment Fund
    Class A                                     --        --     1.79%*      --        --       --
    Class B                                     --        --     2.45%*      --        --       --
    Class C                                     --        --     2.45%*      --        --       --
Alliance Global Small Cap Fund
    Class A                                   2.61%       --       --        --        --       --
    Class B                                   3.27%       --       --        --        --       --
    Class C                                   3.31%       --       --        --        --       --
Alliance Utility Income Fund
    Class A                                   4.86%     3.38%    3.55%     2.48%     1.73%    1.49%*
    Class B                                   5.34%     4.08%    4.28%     3.21%     2.44%    2.20%*
    Class C                                   5.99%     4.07%    4.28%     3.22%     2.44%    2.20%*
Alliance International Fund
    Class A                                     --        --       --      1.80%     1.91%    1.95%
    Class B                                     --        --       --      2.64%     2.74%    2.74%
    Class C                                     --        --       --      2.63%     2.75%    2.70%
Alliance Greater China '97 Fund
    Class A                                     --        --       --     18.27%*   19.68%    9.92
    Class B                                     --        --       --     19.18%*   20.22%   10.72
    Class C                                     --        --       --     19.37%*   20.41%   10.01
Alliance International Premier Growth Fund
    Class A                                     --        --       --      5.19%*    3.26%    1.88%*
    Class B                                     --        --       --      6.14%*    3.93%    2.60%*
    Class C                                     --        --       --      6.00%*    3.92%    2.59%*
Alliance Health Care Fund
    Class A                                     --        --       --        --        --     1.96%*
    Class B                                     --        --       --        --        --     2.67%*
    Class C                                     --        --       --        --        --     2.67%*


--------------------------------------------------------------------------------
For the expense ratios of the Funds in years prior to fiscal year 1995, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(e) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


         Alliance Balanced Shares                      1997          1998           1999          2000
            Class A                                    1.46%         1.29%          1.21%           --
            Class B                                    2.24%         2.05%          1.96%           --
            Class C                                    2.22%         2.04%          1.94%           --

         Alliance Real Estate Investment Fund          1997          1998           1999          2000
            Class A                                    1.77%           --             --            --
            Class B                                    2.43%           --             --            --
            Class C                                    2.42%           --             --            --

         Alliance Growth Fund                          1997          1998           1999          2000
            Class A                                    1.25%         1.21%            --            --
            Class B                                    1.95%         1.93%            --            --
            Class C                                    1.95%         1.92%            --            --

         Alliance International Fund                   1997          1998           1999          2000
            Class A                                    1.73%           --           1.78%         1.79%
            Class B                                    2.58%           --           2.59%         2.59%
            Class C                                    2.56%           --           2.59%         2.55%

         Alliance Global Small Cap Fund                1997          1998           1999          2000
            Class A                                    2.38%         2.14%          2.33%         2.01%
            Class B                                    3.08%         2.86%          3.11%         2.75%
            Class C                                    3.08%         2.85%          3.12%         2.74%

         Alliance Technology Fund                      1997          1998           1999          2000
            Class A                                    1.66%         1.65%          1.66%           --
            Class B                                    2.36%         2.38%          2.38%           --
            Class C                                    2.37%         2.38%          2.40%           --

         Alliance Worldwide Privatization Fund 1997                  1998           1999          2000
            Class A                                      --            --           1.91%         1.73%
            Class B                                      --            --           2.62%         2.46%
            Class C                                      --            --           2.61%         2.43%

         Alliance Greater China '97 Fund               1997          1998           1999          2000
            Class A                                      --          2.50%*         2.50%         2.50%
            Class B                                      --          3.20%*         3.20%         3.20%
            Class C                                      --          3.20%*         3.20%         3.20%

         Alliance New Europe Fund                      1997          1998           1999          2000
            Class A                                    2.04%         1.84%          1.78%         1.64%
            Class B                                    2.74%         2.54%          2.49%         2.36%
            Class C                                    2.73%         2.54%          2.49%         2.35%

         Alliance Growth and Income Fund               1997          1998           1999          2000
            Class A                                     .91%          .92%            --            --
            Class B                                    1.71%         1.71%            --            --
            Class C                                    1.70%         1.71%            --            --

         Alliance Quasar Fund                          1997          1998           1999          2000
            Class A                                      --          1.60%          1.68%         1.66%*
            Class B                                      --          2.38%          2.45%         2.40%*
            Class C                                      --          2.37%          2.44%         2.40%*

         Alliance Premier Growth Fund                  1997          1998           1999          2000
            Class A                                      --          1.58%            --            --
            Class B                                      --          2.27%            --            --
            Class C                                      --          2.27%            --            --

         Alliance All-Asia                             1997          1998           1999          2000
            Class A                                      --          3.70%          2.43%         2.03%*
            Class B                                      --          4.44%          3.46%         2.79%*
            Class C                                      --          4.44%          3.39%         2.79%*

         Alliance International Premier Growth         1997          1998           1999          2000
            Class A                                      --            --           2.50%           --
            Class B                                      --            --           3.20%           --
            Class C                                      --            --           3.20%           --

(g) Distributions from net investment income for the years ended 2000, 1999 and 1997 include a tax return of capital of $.18, $.02 and $.08 for Class A shares, $.16, $.02 and $.09 for Class B shares and $.16, $.02 and $.08 for Class C shares, respectively. 2.
(h) Includes interest expenses. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been 1.94%, 2.74% and 2.70% for Class A, Class B and Class C respectively for 2000. If Alliance All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 1.98%, 2.73% and 2.72% for Class A, Class B and Class C, respectively for 2000.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.62 in 1999. On October 23, 2000 the U.S. Dollar-pound sterling exchange rate was 1.45.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6315.90 on October 23, 2000, down approximately 9% from the beginning of 2000.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

>From 1979 until 1997 the Conservative Party controlled Parliament. In the May
1 ,1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On October 23, 2000 the TOPIX closed at 1422.84, down approximately 17% from the beginning of 2000.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. >From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of

Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China.In September 2000, however, following an agreement reached in November 1999 between the U.S. and China, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.


The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, NJ 07096-1520

By Phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com


Fund                                                                SEC File No.
-----                                                               -----------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Disciplined Value Fund                                     811-09687
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance Utility Income Fund                                        811-07916
Alliance Real Estate Investment Fund                                811-07707
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776



                                       76



The Alliance
Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Advisor Class Prospectus and Application


November 1, 2000


Domestic Stock Funds

       >    Alliance Premier Growth Fund
       >    Alliance Health Care Fund
       >    Alliance Growth Fund
       >    Alliance Technology Fund
       >    Alliance Quasar Fund
       >    The Alliance Fund

Total Return Funds

       >    Alliance Growth and Income Fund
       >    Alliance Balanced Shares
       >    Alliance Utility Income Fund
       >    Alliance Real Estate
            Investment Fund

Global Stock Funds

       >    Alliance New Europe Fund
       >    Alliance Worldwide
            Privatization Fund
       >    Alliance International
            Premier Growth Fund
       >    Alliance Global Small Cap Fund
       >    Alliance International Fund
       >    Alliance Greater China '97 Fund
       >    Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered

---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
RISK/RETURN SUMMARY......................................................      3
Domestic Stock Funds.....................................................      4
Total Return Funds.......................................................     10
Global Stock Funds.......................................................     14
Summary of Principal Risks...............................................     21
Principal Risks by Fund..................................................     22

FEES AND EXPENSES OF THE FUNDS...........................................     23

GLOSSARY.................................................................     26

DESCRIPTION OF THE FUNDS.................................................     27
Investment Objectives and Principal Policies.............................     27
Description of Additional Investment Practices...........................     40

Additional Risk Considerations...........................................     47

MANAGEMENT OF THE FUNDS..................................................     50

PURCHASE AND SALE OF SHARES..............................................     54
How The Funds Value Their Shares.........................................     54
How To Buy Shares........................................................     54
How to Exchange Shares...................................................     54
How To Sell Shares.......................................................     55

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................     55

CONVERSION FEATURE.......................................................     56

GENERAL INFORMATION...................................................     56


FINANCIAL HIGHLIGHTS.....................................................     57

APPENDIX A--ADDITIONAL INFORMATION
ABOUT THE UNITED KINGDOM, JAPAN, AND
GREATER CHINA COUNTRIES..................................................     62

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 21.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             29.42%          38.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                 33.16%          34.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -4.44%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                33.11
  98                49.85
  99                29.42

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -12.02%, 3rd quarter, 1998.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             25.96%          28.29%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -6.03%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                27.46
  98                28.55
  99                25.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -16.20%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             72.32%          41.79%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 4.04%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 4.84
  98                63.68
  99                72.32

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.69%, 4th quarter, 1999; and Worst Quarter was down -16.43%, 4th quarter, 1997.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risks and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             13.25%           8.70%
--------------------------------------------------------------------------------

Russell 2000 Growth Index                                 43.08%          18.56%

--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 9.13%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                17.48
  98                -4.30
  99                13.25

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.58%, 4th quarter, 1999; and Worst Quarter was down -28.39%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             33.95%          22.91%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap Index                                     14.72%          22.67%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -5.74%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                36.27
  98                -2.41
  99                33.95

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.29%, 4th quarter, 1999; and Worst Quarter was down -24.17%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             11.33%          22.34%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                   7.35%          19.88%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 11.87%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                29.57
  98                21.48
  99                11.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -13.76%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                              5.22%          16.31%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 10.03%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                27.43
  98                16.03
  99                 5.22

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -6.36%, 3rd quarter, 1998.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             18.41%          25.36%
--------------------------------------------------------------------------------
NYSE Utilities Index                                      14.62%          24.99%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 14.34%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                31.16
  98                24.83
  99                18.41

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.63%, 4th quarter, 1997; and Worst Quarter was down -3.01%, 1st quarter, 1997.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             -6.39%           3.30%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 24.72%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                23.27
  98               -20.05
  99                -6.39

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.51%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2000, the Fund had approximately 34% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             26.53%          24.50%
--------------------------------------------------------------------------------
MSCI Europe Index                                         16.23%          24.33%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -9.46%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                17.08
  98                25.39
  99                26.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.91%, 4th quarter, 1999; and Worst Quarter was down -19.61%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             56.62%          24.97%
--------------------------------------------------------------------------------
MSCI World Index
(minus the U.S.)                                          28.27%          16.20%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -17.80%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                13.45
  98                 9.33
  99                56.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.27%, 4th quarter, 1999; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             47.51%          24.00%
--------------------------------------------------------------------------------
MSCI EAFE Index                                           27.30%          17.93%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 3/3/98. Since inception index return is from 3/31/98.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -15.76%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                  n/a
  98                  n/a
  99                47.51

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.50%, 4th quarter, 1999; and Worst Quarter was up 3.38%, 1st quarter, 1999.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             46.91%          17.65%
--------------------------------------------------------------------------------
MSCI World Index                                          25.34%          22.24%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 3.24%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 8.44
  98                 3.81
  99                46.91

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 32.13%, 4th quarter, 1999; and Worst Quarter was down -22.96%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             35.12%          14.10%
--------------------------------------------------------------------------------
MSCI EAFE Index                                           27.30%          16.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -15.22%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 1.59
  98                 9.96
  99                35.12

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.08%, 4th quarter, 1999; and Worst Quarter was down -17.80%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2000 the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             83.38%           8.69%
--------------------------------------------------------------------------------
MSCI China Free Index                                      9.94%         -32.64%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                      59.52%           4.44%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                         52.71%          -1.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 9/3/97. Since inception index returns are from 9/30/97.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -21.28%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                  n/a
  98                -7.87
  99                83.38

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.44%, 4th quarter, 1999; and Worst Quarter was down -26.92%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At June 30, 2000, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                            119.50%           6.71%
--------------------------------------------------------------------------------
MSCI All Country Asia
Pacific Index                                             59.66%           4.98%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -23.21%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97               -34.83
  98               -12.15
  99               119.50

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 39.04%, 4th quarter, 1999; and Worst Quarter was down -18.65%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

---------------------------------------------------------------------------------------------------------------------
                                         Industry/   Capital-    Interest                       Country or
                                Market    Sector      ization      Rate     Credit    Foreign   Geographic   Currency
Fund                             Risk      Risk        Risk        Risk      Risk      Risk        Risk        Risk
---------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund       o
---------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund          o         o           o                               o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund               o                     o           o         o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund           o         o                                           o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund               o                     o
---------------------------------------------------------------------------------------------------------------------
The Alliance Fund                  o                     o
---------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                        o                                 o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares           o                                 o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Utility Income Fund       o         o                       o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Real Estate
Investment Fund                    o         o                       o         o
---------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund           o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                 o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund                o                                                     o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                               o                     o                               o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance International Fund        o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                               o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                               o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                              Focused
                                  Manage-    Portfolio  Allocation
Fund                             ment Risk      Risk       Risk
------------------------------------------------------------------
Alliance Premier Growth Fund         o           o
------------------------------------------------------------------
Alliance Health Care Fund            o
------------------------------------------------------------------
Alliance Growth Fund                 o
------------------------------------------------------------------
Alliance Technology Fund             o
------------------------------------------------------------------
Alliance Quasar Fund                 o
------------------------------------------------------------------
The Alliance Fund                    o
------------------------------------------------------------------
Alliance Growth and
Income Fund                          o
------------------------------------------------------------------
Alliance Balanced Shares             o                       o
------------------------------------------------------------------
Alliance Utility Income Fund         o
------------------------------------------------------------------
Alliance Real Estate
Investment Fund                      o
------------------------------------------------------------------
Alliance New Europe Fund             o
------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                   o
------------------------------------------------------------------
Alliance International
Premier Growth Fund                  o           o
------------------------------------------------------------------
Alliance Global Small Cap
Fund                                 o
------------------------------------------------------------------
Alliance International Fund          o
------------------------------------------------------------------
Alliance Greater China '97
Fund                                 o           o
------------------------------------------------------------------
Alliance All-Asia Investment
Fund                                 o
------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                             Advisor Class Share
                                                             -------------------
Maximum Front-end or Deferred Sales Charge (Load)            None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------
Alliance Premier Growth Fund

Management fees                                        .95%      After 1 year                                   $     118
Distribution (12b-1) fees                             None       After 3 years                                  $     368
Other expenses                                         .21%      After 5 years                                  $     638
                                                     -----       After 10 years                                 $   1,409
Total fund operating expenses                         1.16%
                                                     =====

Alliance Health Care Fund


Management fees                                        .95%      After 1 year                                   $     168
Distribution (12b-1) fees                             None       After 3 years (b)                              $     520
Other expenses                                         .66%      After 5 years (b)                              $     897
                                                     -----       After 10 years (b)                             $   1,955
Total fund operating expenses                         1.61%
                                                     =====




Alliance Growth Fund

Management fees                                        .68%      After 1 year                                   $      90
Distribution (12b-1) fees                             None       After 3 years                                  $     281
Other expenses                                         .20%      After 5 years                                  $     488
                                                     -----       After 10 years                                 $   1,084
Total fund operating expenses                          .88%
                                                     =====

Alliance Technology Fund

Management fees                                       1.10%      After 1 year                                   $     137
Distribution (12b-1) fees                             None       After 3 years                                  $     428
Other expenses                                         .25%      After 5 years                                  $     739
                                                     -----       After 10 years                                 $   1,624
Total fund operating expenses                         1.35%
                                                     =====

Alliance Quasar Fund

Management fees                                       1.01%      After 1 year                                   $     145
Distribution (12b-1) fees                             None       After 3 years                                  $     449
Other expenses                                         .41%      After 5 years                                  $     776
                                                     -----       After 10 years                                 $   1,702
Total fund operating expenses                         1.42%
                                                     =====

The Alliance Fund

Management fees                                        .68%      After 1 year                                   $      87
Distribution (12b-1) fees                             None       After 3 years                                  $     271
Other expenses                                         .17%      After 5 years                                  $     471
                                                     -----       After 10 years                                 $   1,049
Total fund operating expenses                          .85%
                                                     =====

--------------------------------------------------------------------------------
Please refer to footnotes on page 25.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------

Alliance Growth and
Income Fund(C)


Management fees                                        .47%      After 1 year                                   $      69
Distribution (12b-1) fees                             None       After 3 years                                  $     218
Other expenses                                         .21%      After 5 years                                  $     379
                                                     -----       After 10 years                                 $     847
Total fund operating expenses                          .68%
                                                     =====

Alliance Balanced Shares Fund


Management fees                                        .56%      After 1 year                                   $      88
Distribution (12b-1) fees                             None       After 3 years                                  $     274
Other expenses                                         .30%      After 5 years                                  $     477
                                                     -----       After 10 years                                 $   1,061
Total fund operating expenses                          .86%
                                                     =====


Alliance Utility Income Fund

Management fees                                        .75%      After 1 year                                   $     122
Distribution (12b-1) fees                             None       After 3 years (b)                              $     426
Other expenses                                         .66%      After 5 years (b)                              $     751
                                                     -----       After 10 years (b)                             $   1,673
Total fund operating expenses                         1.41%
                                                     =====
Waiver and/or expense reimbursement (a)               (.21)%
                                                     =====
Net expenses                                          1.20%
                                                     =====

Alliance Real Estate
Investment Fund


Management fees                                        .90%      After 1 year                                   $     143
Distribution (12b-1) fees                             None       After 3 years                                  $     443
Other expenses                                         .50%      After 5 years                                  $     766
                                                     -----       After 10 years                                 $   1,680
Total fund operating expenses                         1.40%
                                                     =====


Alliance New Europe Fund


Management fees                                        .92%      After 1 year                                   $     136
Distribution (12b-1) fees                             None       After 3 years                                  $     425
Other expenses                                         .42%      After 5 years                                  $     734
                                                     -----       After 10 years                                 $   1,613
Total fund operating expenses                         1.34%
                                                     =====


Alliance Worldwide
Privatization Fund


Management fees                                       1.00%      After 1 year                                   $     146
Distribution (12b-1) fees                             None       After 3 years                                  $     452
Other expenses                                         .43%      After 5 years                                  $     782
                                                     -----       After 10 years                                 $   1,713
Total fund operating expenses                         1.43%
                                                     =====


Alliance International
Premier Growth Fund

Management fees                                       1.00%      After 1 year                                   $     224
Distribution (12b-1) fees                             None       After 3 years (b)                              $     845
Other expenses                                        1.96%      After 5 years (b)                              $   1,492
                                                     -----       After 10 years (b)                             $   3,227
Total fund operating expenses                         2.96%
                                                     =====
Waiver and/or expense reimbursement (a)               (.75)%
                                                     =====
Net expenses                                          2.21%
                                                     =====

Alliance Global
Small Cap Fund


Management Fees                                       1.00%      After 1 year                                   $     172
Distribution (12b-1) Fees                             None       After 3 years                                  $     533
Other Expenses                                         .69%      After 5 years                                  $     918
                                                     -----       After 10 years                                 $   1,998
Total fund operating expenses                         1.69%
                                                     =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 25.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------
Alliance International Fund


Management fees                                       1.03%      After 1 year                                   $     158
Distribution (12b-1) fees                             None       After 3 years (b)                              $     519
Interest Expense                                       .01%      After 5 years (b)                              $     905
Other expenses                                         .65%      After 10 years (b)                             $   1,986
                                                     -----
Total fund operating expenses                         1.69%
                                                     =====
Waiver and/or expense reimbursement (a)               (.14)%
                                                     =====
Net expenses                                          1.55%
                                                     =====


Alliance Greater
China '97 Fund


Management fees                                       1.00%      After 1 year                                   $     225
Distribution (12b-1) fees                             None       After 3 years (b)                              $   2,110
Other expenses                                        8.61%      After 5 years (b)                              $   3,826
                                                     -----       After 10 years (b)                             $   7,464
Total fund operating expenses                         9.61%
                                                     =====
Waiver and/or expense reimbursement (a)              (7.39)%
                                                     =====
Net expenses                                          2.22%
                                                     =====


Alliance All-Asia
Investment Fund

Management fees                                       1.00%      After 1 year                                   $     248
Distribution (12b-1) fees                             None       After 3 years (b)                              $     764
Administration fees                                    .15%      After 5 years (b)                              $   1,306
Other operating expenses                              1.78%      After 10 years (b)                             $   2,786
                                                     -----
Total fund operating expenses                         2.93%
                                                     =====
Waiver and/or expense reimbursement (a)               (.48)%
                                                     =====
Net Expenses                                          2.45%
                                                     =====

--------------------------------------------------------------------------------
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
(b) These examples assume that Alliance's agreement to waive management fees and/or reimburse Fund expenses is not extended beyond its initial period.

(c)   The advisory fee for the Fund is proposed to be increased. See page 31.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European Company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


RATING AGENCIES, RATED SECURITIES and INDEXES

Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


On September 7, 2000 and September 26, 2000, the Board of Directors of Alliance Premier Growth Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: 1) permit the Fund to invest up to 20% of its total assets on non-U.S. companies, up from the current 15%, and remove the current definition of a "U.S. Company", thereby allowing the Fund to rely on the standard definition of "Non-U.S. Company" used by other Alliance Mutual Funds (as reflected in the Glossary), (2) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (3) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o     invest up to 15% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund

Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of its total assets in securities issued by companies principally engaged in Health Care Industries.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies. While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities although not generally in excess of 20% of its total assets;


o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets;

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.


On September 7, 2000, the Board of Directors of Alliance Quasar Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) permit the Fund to engage in financial forward and futures contracts and options thereon, (3) remove the fundamental policy which restricts the Fund's ability to invest in securities of companies (including predecessors) with less than three years of continuous operation, (4) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (5) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.


On July 19-20, 2000, the Board of Directors of Alliance Growth and Income Fund approved several proposals that will be presented to the Fund's stockholders at a special stockholders meeting that is planned for November 2, 2000. These proposals include a proposed amendment to the Fund's investment advisory agreement to increase the advisory fee payable by the Fund to Alliance Capital Management L.P. (the "Adviser") and revise the current advisory fee breakpoint schedule. If stockholders approve the proposal, at the Fund's current size, the effective advisory fee would increase from .47 of 1% to .624 of 1% and the advisory fee breakpoint schedule would change. The new advisory fee would become effective promptly following such approval. In addition, the Fund will be requesting stockholder approval of, among other things, changes in two of the Fund's fundamental investment policies. These investment policy changes would
(1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act and (2) revise the Fund's fundamental investment policy relating to portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds established by the 1940 Act. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


On September 7, 2000, the Board of Directors of Alliance Balanced Shares, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: 1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, (3) permit the Fund to engage in financial forward and futures contracts and options thereon, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy. If these proposals are adopted, prospective investors will be notified by way of a supplement to this prospectus.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and

o subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities;

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 135 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 135 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into standby commitment agreements;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into forward commitments.


The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.


Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may maintain no more than 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund


Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to

25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.


Alliance International Fund


Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.


Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth slowed during 1999, as expected. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on

July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to Alliance Quasar Fund, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund, 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including
29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                           Fee as a percentage of       Fiscal
Fund                                    average daily net assets*    Year Ending
----                                    -------------------------    -----------

Alliance Premier Growth
    Fund                                              .95%             11/30/99
Alliance Health Care Fund                             .95%              6/30/00
Alliance Growth Fund                                  .68              10/31/99
Alliance Technology Fund                             1.10              11/30/99
Alliance Quasar Fund                                 1.01               9/30/99
The Alliance Fund                                     .68              11/30/99
Alliance Growth and Income
    Fund                                              .47              10/31/99
Alliance Balanced Shares
    Fund                                              .56               7/31/00
Alliance Utility Income Fund                          .51              11/30/99
Alliance Real Estate
    Investment Fund                                   .90               8/31/00
Alliance New Europe Fund                              .92%              7/31/00
Alliance Worldwide
    Privatization Fund                               1.00               6/30/00
Alliance International
    Premier Growth Fund                               .71              11/30/99
Alliance Global Small Cap
    Fund                                             1.00%              7/31/00
Alliance International Fund                           .87%              6/30/00
Alliance Greater China
    '97 Fund                                            0%              7/31/00
Alliance All-Asia Investment
    Fund                                              .65              10/31/99


--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.



In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------
Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health         Norman Fidel; since inception      *
Care Fund               --Senior Vice President
                        of ACMC

Alliance Growth         Tyler Smith; since inception       *
Fund                    --Senior Vice President

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aranow; since 1999           Associated with
Fund                    --Vice President of ACMC           Alliance since 1999;
                                                           prior thereto, Vice
                                                           President at Invesco
                                                           since 1998; prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996

The Alliance Fund       Alden M. Stewart; since 1997       *
                        --(see above)

Alliance Growth and     Paul Rissman; since 1994           *
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares Fund             --(see above)

Alliance Utility        Paul Rissman; since 1996           *
Income Fund             --(see above)

Alliance Real Estate    Daniel G. Pine; since 1996         *
Investment Fund         --Senior Vice President
                        of ACMC

                        David Kruth; since 1997            Associated with
                        --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto, Senior
                                                           Vice President of
                                                           Yarmouth Group

Alliance New Europe     Steven Beinhacker; since 1997      *
Fund                    --Senior Vice President
                        of ACMC

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception, Vice President
                        of ACMC and Director
                        and Senior Vice President
                        of Alliance Capital Limited***

Alliance International  Alfred Harrison; since 1998        *
Premier Growth Fund     --(see above)

                        Thomas Kamp; since 1998            *
                        --Senior Vice President
                        of ACMC

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years*
--------------------------------------------------------------------------------

Alliance Global         Bruce Aranow; since 1999           (see above)
Small Cap Fund          --(see above)

                        Mark D. Breedon; since 1998        *
                        --(see above)

Alliance                Nicholas D.P. Carn; since 1998     *
International Fund      --Senior Vice President
                        of ACMC

Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.

Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research


--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2000, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000

Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                                                             Lipper
                                                                           Russell          Large Cap
                           Premier       Historical        S&P 500           1000             Growth
                           Growth        Portfolios         Index        Growth Index       Fund Index
                            Fund        Total Return**   Total Return    Total Return      Total Return

1/1/00-
9/30/00***......           (8.74)%          (4.55)%         (1.39)%          (1.37)%           (1.44)%
Year ended
December:
1999***.........           23.51            29.67           21.03            33.16             34.82

1998***.........           42.97            52.16           28.60            38.71             36.47
1997***.........           27.05            34.64           33.36            30.49             27.59
1996***.........           18.84            22.06           22.96            23.12             20.56
1995***.........           40.66            39.83           37.58            37.19             34.92
1994............           (9.78)           (4.82)           1.32             2.66             (0.82)
1993............            5.35            10.54           10.08             2.90             10.66
1992............              --            12.18            7.62             5.00              6.89
1991............              --            38.91           30.47            41.16             37.34
1990............              --            (1.57)          (3.10)           (0.26)            (1.82)
1989............              --            38.80           31.69            35.92             32.30
1988............              --            10.88           16.61            11.27             10.84
1987............              --             8.49            5.25             5.31              3.33
1986............              --            27.40           18.67            15.36             16.75
1985............              --            37.41           31.73            32.85             32.85
1984............              --            (3.31)           6.27             (.95)            (4.25)
1983............              --            20.80           22.56            15.98             22.63
1982............              --            28.02           21.55            20.46             28.91
1981............              --            (1.09)          (4.92)          (11.31)            (0.06)
1980............              --            50.73           32.50            39.57             47.73
1979............              --            30.76           18.61            23.91             29.90

Cumulative
total return
for the period
January 1, 1979 to
September 30, 2000            --             5850%           3032%            3148%             3961%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2000 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                                                               Lipper
                                                                Russell       Large Cap
                       Premier     Historical     S&P 500        1000          Growth
                       Growth      Portfolios      Index     Growth Index    Fund Index
One year........         9.93%        15.27%       13.27%        23.43%         23.73%
Three years.....        19.61         22.74        16.44         22.74          21.95
Five years......        23.84         25.65        21.68         25.07          23.41
Ten years......         21.70*        23.25        19.42         21.44          20.75
Since January 1,
1979............           --         20.67        17.16         17.36          18.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92

Performance of a Similarly Managed Fund. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of Alliance Health Care Fund. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to Alliance Health Care Fund.


Norman Fidel, the portfolio manager of Alliance Health Care Fund, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $2 billion of Health
Care Industries assets, including approximately $646 million of assets in the ACM Fund as of September 30, 2000.


The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Health Care Fund, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1988, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 2000.


The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by Alliance Health Care Fund, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for Alliance Health Care Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Alliance Health Care Fund in accordance with the plan adopted by Alliance Health Care Fund's Board of Directors under Commission Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the Alliance Health Care Fund. The investment performance for the periods presented may not be indicative of future rates of return.

                       ACM International Health Care Fund
                       ----------------------------------

                                                              Total Returns
                                                              -------------
    1988...................................................       21.82%
    1989...................................................       46.75%
    1990...................................................       25.96%
    1991...................................................       83.07%
    1992...................................................      -10.46%
    1993...................................................       -1.38%
    1994...................................................       13.84%
    1995...................................................       46.49%
    1996...................................................        2.18%
    1997...................................................       23.07%
    1998...................................................       24.29%
    1999...................................................       -3.03%

    2000*..................................................       27.00%

                          Average Annual Total Return
                          (for periods ended 9/30/00)
                          ---------------------------

    One year...............................................       39.66%
    Five years.............................................       17.07%
    Ten years..............................................       20.01%

Cumulative Total Return of the ACM Fund from
12/31/87 to 9/30/00:                                               1068%

--------------------------------------------------------------------------------
*     Through September 30, 2000 (unannualized)


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc. or AFD;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.

A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor

Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                                Income from Investment Operations
                                                          ----------------------------------------------
                                                                                Net Gains
                                             Net Asset                        or Losses on
                                              Value,                           Securities     Total from
                                             Beginning    Net Investment     (both realized   Investment
      Fiscal Year or Period                  of Period     Income (Loss)     and unrealized)  Operations
      ---------------------                ------------   --------------     ---------------  ----------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................    $  36.25       $ (.04)(b)          $  2.74        $  2.70
   Year ended 11/30/99..................       27.71         (.17)(b)             9.32           9.15
   Year ended 11/30/98..................       22.10         (.07)(b)             7.14           7.07
   Year ended 11/30/97..................       17.99         (.06)(b)             5.25           5.19
   10/2/96+ to 11/30/96.................       15.94         (.01)(b)             2.06           2.05
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................    $  10.00       $ (.03)(b)(c)       $  2.57        $  2.54
Alliance Growth Fund
   11/1/99 to 4/30/00+++................    $  56.88       $ (.01)(b)          $  6.84        $  6.83
   Year ended 10/31/99..................       47.47          .02(b)             13.10          13.12
   Year ended 10/31/98..................       44.08          .08(b)              6.22           6.30
   Year ended 10/31/97..................       34.91         (.05)(b)            10.25          10.20
   10/2/96+ to 10/31/96.................       34.14         0.00                  .77            .77
Alliance Technology Fund
   12/1/99 to 5/31/00+++................     $112.59       $ (.42)(b)          $ 25.25        $ 24.83
   Year ended 11/30/99..................       69.04         (.68)(b)            49.40          48.72
   Year ended 11/30/98..................       54.63         (.50)(b)            15.49          14.99
   Year ended 11/30/97..................       51.17         (.45)(b)             4.33           3.88
   10/2/96+ to 11/30/96.................       47.32         (.05)(b)             3.90           3.85
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................    $  24.01       $ (.08)(b)          $  4.57        $  4.49
   Year ended 9/30/99...................       22.37         (.15)(b)             2.80           2.65
   Year ended 9/30/98...................       30.42         (.09)(b)            (6.73)         (6.82)
   10/2/96+ to 9/30/97..................       27.82         (.17)(b)             6.88           6.71
The Alliance Fund
   12/1/99 to 5/31/00+++................    $   7.58       $ 0.00(b)           $  (.33)       $  (.33)
   Year ended 11/30/99..................        5.98         (.01)(b)             2.00           1.99
   Year ended 11/30/98..................        8.69         (.01)(b)             (.53)          (.54)
   Year ended 11/30/97..................        7.71         (.02)(b)             2.10           2.08
   10/2/96+ to 11/30/96.................        6.99         0.00                  .72            .72
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................    $   3.71       $  .02(b)           $   .20        $   .22
   Year ended 10/31/99..................        3.44          .04(b)               .63            .67
   Year ended 10/31/98..................        3.48          .04(b)               .43            .47
   Year ended 10/31/97..................        3.00          .05(b)               .87            .92
   10/2/96+ to 10/31/96.................        2.97         0.00                  .03            .03
Alliance Balanced Shares
   Year ended 7/31/00...................    $  15.64       $  .43(b)           $   .50        $   .93
   Year ended 7/31/99...................       15.98          .39(b)              1.29           1.68
   Year ended 7/31/98...................       16.17          .37(b)              1.87           2.24
   10/2/96+ to 7/31/97..................       14.79          .23(b)              3.22           3.45
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................    $  16.95       $ 1.18(b)(c)        $  (.19)       $   .99
   Year ended 11/30/99..................       14.70          .42(b)(c)           2.52           2.94
   Year ended 11/30/98..................       12.49          .37(b)(c)           2.66           3.03
   Year ended 11/30/97..................       10.59          .36(b)(c)           2.04           2.40
   10/2/96+ to 11/30/96.................        9.95          .03(b)(c)            .61            .64
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................    $  10.20       $  .38(b)           $   .92        $  1.30
   Year ended 8/31/99...................       10.48          .48(b)              (.05)           .43
   Year ended 8/31/98...................       12.82          .55(b)             (2.34)         (1.79)
   10/1/96+ to 8/31/97..................       10.00          .35(b)              2.88           3.23
Alliance New Europe Fund
   Year ended 7/31/00...................    $  18.58       $ (.01)(b)          $  3.52        $  3.51
   Year ended 7/31/99...................       21.79          .13(b)              (.78)          (.65)
   Year ended 7/31/98...................       18.57          .08(b)              5.28           5.36
   10/2/96+ to 7/31/97..................       16.25          .11(b)              3.76           3.87
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................    $  11.77       $ 0.00              $  2.82        $  2.82
   Year ended 6/30/99...................       12.63          .02(b)               .93            .95
   Year ended 6/30/98...................       13.23          .19(b)               .80            .99
   10/2/96+ to 6/30/97..................       12.14          .18(b)              2.52           2.70
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................    $  13.27       $ (.01)(b)(c)       $   .48        $   .47
   Year ended 11/30/99..................        9.64         (.12)(b)(c)          3.75           3.63
   3/3/98++ to 11/30/98.................       10.00          .01(b)(c)           (.37)          (.36)


                                                  Less Dividends and Distributions         Less Distributions
                                           ---------------------------------------------   ------------------

                                            Dividends     Distributions                         Total             Net Asset
                                            from Net      in Excess of     Distributions      Dividends            Value,
                                           Investment    Net Investment        from              and               End of
      Fiscal Year or Period                  Income          Income        Capital Gains    Distributions          Period
      ---------------------                -----------   --------------   --------------   --------------       -----------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $(2.36)          $(2.36)          $  36.59
   Year ended 11/30/99..................      0.00             0.00             (.61)            (.61)             36.25
   Year ended 11/30/98..................      0.00             0.00            (1.46)           (1.46)             27.71
   Year ended 11/30/97..................      0.00             0.00            (1.08)           (1.08)             22.10
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              17.99
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................    $ 0.00            $0.00           $ 0.00           $ 0.00           $  12.54
Alliance Growth Fund
   11/1/99 to 4/30/00+++................    $ 0.00            $0.00           $(7.44)          $(7.44)          $  56.27
   Year ended 10/31/99..................      0.00             0.00            (3.71)           (3.71)             56.88
   Year ended 10/31/98..................      0.00             0.00            (2.91)           (2.91)             47.47
   Year ended 10/31/97..................      0.00             0.00            (1.03)           (1.03)             44.08
   10/2/96+ to 10/31/96.................      0.00             0.00             0.00             0.00              34.91
Alliance Technology Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $(4.04)          $(4.04)          $ 133.38
   Year ended 11/30/99..................      0.00             0.00            (5.17)           (5.17)            112.59
   Year ended 11/30/98..................      0.00             0.00             (.58)            (.58)             69.04
   Year ended 11/30/97..................      0.00             0.00             (.42)            (.42)             54.63
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              51.17
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................    $ 0.00            $0.00           $ 0.00           $ 0.00           $  28.50
   Year ended 9/30/99...................      0.00             0.00            (1.01)           (1.01)             24.01
   Year ended 9/30/98...................      0.00             0.00            (1.23)           (1.23)             22.37
   10/2/96+ to 9/30/97..................      0.00             0.00            (4.11)           (4.11)             30.42
The Alliance Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $ (.64)          $ (.64)          $   6.61
   Year ended 11/30/99..................      0.00             0.00             (.39)            (.39)              7.58
   Year ended 11/30/98..................      0.00             0.00            (2.17)           (2.17)              5.98
   Year ended 11/30/97..................      (.04)            0.00            (1.06)           (1.10)              8.69
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00               7.71
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................    $ (.02)           $0.00           $ (.17)          $ (.19)          $   3.74
   Year ended 10/31/99..................      (.04)            (.01)            (.35)            (.40)              3.71
   Year ended 10/31/98..................      (.05)            0.00             (.46)            (.51)              3.44
   Year ended 10/31/97..................     (0.06)            0.00             (.38)            (.44)              3.48
   10/2/96+ to 10/31/96.................      0.00             0.00             0.00             0.00               3.00
Alliance Balanced Shares
   Year ended 7/31/00...................    $ (.39)           $0.00           $ (.64)          $(1.03)          $  15.54
   Year ended 7/31/99...................      (.37)            0.00            (1.65)           (2.02)             15.64
   Year ended 7/31/98...................      (.36)            0.00            (2.07)           (2.43)             15.98
   10/2/96+ to 7/31/97..................      (.27)            0.00            (1.80)           (2.07)             16.17
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................    $ (.18)           $0.00           $ (.94)          $(1.12)          $  16.82
   Year ended 11/30/99..................      (.35)            0.00             (.34)            (.69)             16.95
   Year ended 11/30/98..................      (.35)            0.00             (.47)            (.82)             14.70
   Year ended 11/30/97..................      (.37)            0.00             (.13)            (.50)             12.49
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              10.59
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................    $ (.63)(f)        $0.00           $ 0.00           $ (.63)          $  10.87
   Year ended 8/31/99...................      (.50)(f)         (.11)            (.10)            (.71)             10.20
   Year ended 8/31/98...................      (.54)            0.00             (.01)            (.55)             10.48
   10/1/96+ to 8/31/97..................      (.41)(f)         0.00             0.00             (.41)             12.82
Alliance New Europe Fund
   Year ended 7/31/00...................    $ 0.00            $0.00           $ (.91)          $ (.91)          $  21.18
   Year ended 7/31/99...................      0.00             0.00            (2.56)           (2.56)             18.58
   Year ended 7/31/98...................      0.00             (.09)           (2.05)           (2.14)             21.79
   10/2/96+ to 7/31/97..................      (.09)            (.14)           (1.32)           (1.55)             18.57
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................    $(0.00)           $0.00           $(1.06)          $(1.06)          $  13.53
   Year ended 6/30/99...................      (.17)            0.00            (1.64)           (1.81)             11.77
   Year ended 6/30/98...................      (.23)            0.00            (1.36)           (1.59)             12.63
   10/2/96+ to 6/30/97..................      (.19)            0.00            (1.42)           (1.61)             13.23
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $ (.44)          $ (.44)          $  13.30
   Year ended 11/30/99..................      0.00             0.00             0.00             0.00              13.27
   3/3/98++ to 11/30/98.................      0.00             0.00             0.00             0.00               9.64


                                                                                  Ratios/Supplemental Data
                                                           ---------------------------------------------------------------------

                                                                               Ratio of           Ratio of Net
                                                             Net Assets,       Expenses         Income (Loss) to
                                               Total        End of Period     to Average             Average         Portfolio
      Fiscal Year or Period                 Return (a)     (000's omitted)    Net Assets           Net Assets      Turnover Rate
      ---------------------                -----------     --------------     -----------         -------------    -------------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................       7.84%            $590,345          1.06%*               (.20)%*           68%
   Year ended 11/30/99..................      33.68%             466,690          1.16                 (.51)             75
   Year ended 11/30/98..................      34.31              271,661          1.26(e)              (.28)             82
   Year ended 11/30/97..................      30.98               53,459          1.25                 (.28)             76
   10/2/96+ to 11/30/96.................      12.86                1,922          1.50*                (.48)*            95
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................      25.40%            $  6,184          1.61%*(d)            (.36)%*           26%
Alliance Growth Fund
   11/1/99 to 4/30/00+++................      12.47%            $ 40,622           .82%*               (.03)%*           38%
   Year ended 10/31/99..................      29.08              142,720           .88                  .03              62
   Year ended 10/31/98..................      14.92              174,745           .93(e)               .17              61
   Year ended 10/31/97..................      29.92              101,205           .98(e)              (.12)             48
   10/2/96+ to 10/31/96.................       2.26                  946          1.26*                 .50              46
Alliance Technology Fund
   12/1/99 to 5/31/00+++................      22.58%            $348,407          1.23%*               (.61)%*           23%
   Year ended 11/30/99..................      75.22              330,404          1.35%(e)             (.78)             54
   Year ended 11/30/98..................      27.73              230,295          1.37(e)              (.84)             67
   Year ended 11/30/97..................       7.65              167,120          1.39(e)              (.81)             51
   10/2/96+ to 11/30/96.................       8.14                  566          1.75*               (1.21)*            30
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................      18.70%            $141,054          1.37%(e)*            (.59)%*           86%
   Year ended 9/30/99...................      12.16              164,671          1.42(e)              (.62)             91
   Year ended 9/30/98...................     (23.24)             175,037          1.38(e)              (.32)            109
   10/2/96+ to 9/30/97..................      28.47               62,455          1.58*                (.74)*           135
The Alliance Fund
   12/1/99 to 5/31/00+++................      (4.87)%           $  9,891           .82%*               (.13)%*           46%
   Year ended 11/30/99..................      35.66                9,970           .85                 (.20)             97
   Year ended 11/30/98..................      (8.19)              11,305           .83                 (.16)            106
   Year ended 11/30/97..................      32.00               10,275           .83                 (.21)            158
   10/2/96+ to 11/30/96.................      10.30                1,083           .89*                 .38*             80
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................       6.59%            $ 65,293           .66%*               1.19%*            28%
   Year ended 10/31/99..................      21.03               39,739           .68                 1.12              48
   Year ended 10/31/98..................      14.96               22,786           .76(e)              1.14              89
   Year ended 10/31/97..................      33.61                3,207           .71(e)              1.42              88
   10/2/96+ to 10/31/96.................       1.01                   87           .37*                3.40*             88
Alliance Balanced Shares
   Year ended 7/31/00...................       6.48%            $  2,943           .86%                2.88%             76%
   Year ended 7/31/99...................      11.71                2,627           .97(e)              2.56             105
   Year ended 7/31/98...................      15.32                2,079          1.06(e)              2.33             145
   10/2/96+ to 7/31/97..................      25.96                1,565          1.30(e)*             2.15*            207
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................       6.12%            $  1,035          1.19%(d)*           13.87%*            19%
   Year ended 11/30/99..................      20.62                1,532          1.20(d)              2.55              19
   Year ended 11/30/98..................      25.34                  523          1.20(d)              2.83              16
   Year ended 11/30/97..................      23.57                   42          1.20(d)              3.28              37
   10/2/96+ to 11/30/96.................       6.33                   33          1.20(d)*             4.02*             98
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................      13.94%            $  1,943          1.40%                3.83%             26%
   Year ended 8/31/99...................       4.18                2,270          1.30                 4.75              29
   Year ended 8/31/98...................     (14.74)               2,899          1.25                 4.08              23
   10/1/96+ to 8/31/97..................      32.72                2,313          1.45(d)(e)*          3.07*             20
Alliance New Europe Fund
   Year ended 7/31/00...................      19.21%            $  9,196          1.34%(e)             (.06)%           103%
   Year ended 7/31/99...................      (2.54)               4,778          1.51(e)               .68              89
   Year ended 7/31/98...................      32.55                3,143          1.56(e)               .39              99
   10/2/96+ to 7/31/97..................      25.76                4,130          1.71(e)*              .77*             89
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................      24.68%            $  2,506          1.43%(e)              .01%             67%
   Year ended 6/30/99...................      10.12                1,610          1.62(e)               .37              58
   Year ended 6/30/98...................       9.48                1,716          1.45                 1.48              53
   10/2/96+ to 6/30/97..................      25.24                  374          1.96*                2.97*             48
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................       3.62%            $ 21,076          1.53%*               (.21)%*          122%
   Year ended 11/30/99..................      37.66                2,386          2.21(d)(e)          (1.06)            107
   3/3/98++ to 11/30/98.................      (3.60)               1,386          2.20(d)*              .13*            151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 60.


                                    58 & 59

                                                           Income from Investment Operations
                                                    -----------------------------------------------
                                                                          Net Gains
                                       Net Asset                        or Losses on
                                        Value,                           Securities      Total from
                                       Beginning     Net Investment    (both realized    Investment
      Fiscal Year or Period            of Period      Income (Loss)    and unrealized)   Operations
      ---------------------            ---------     --------------    ---------------   ----------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............    $11.74         $(.12)(b)           $3.86           $3.74
   Year ended 7/31/99...............     12.20          (.07)(b)             .77             .70
   Year ended 7/31/98...............     12.89          (.07)(b)             .37             .30
   10/2/96+ to 7/31/97..............     12.56          (.08)(b)            1.97            1.89
Alliance International Fund
   Year ended 6/30/00...............    $16.24         $ .01(b)(c)         $4.66           $4.67
   Year ended 6/30/99...............     18.54           .01(b)(c)          (.75)           (.74)
   Year ended 6/30/98...............     18.67           .02(b)(c)          1.13            1.15
   10/2/96+ to 6/30/97..............     17.96           .16(b)             1.78            1.94
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............    $ 8.24         $(.02)(b)(c)        $2.19           $2.17
   Year ended 7/31/99...............      4.85           .04(b)(c)          3.35            3.39
   9/3/97+ to 7/31/98...............     10.00           .10(b)(c)         (5.18)          (5.08)
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............    $10.54         $(.07)(b)           $2.87           $2.80
   Year ended 10/31/99..............      5.90          (.10)(b)(c)         4.74            4.64
   Year ended 10/31/98..............      7.56          (.08)(b)(c)        (1.58)          (1.66)
   Year ended 10/31/97..............     11.04          (.15)(b)(c)        (2.99)          (3.14)
   10/2/96+ to 10/31/96.............     11.65          0.00(b)(c)          (.61)           (.61)


                                              Less Dividends and Distributions           Less Distributions
                                       ----------------------------------------------    ------------------

                                        Dividends     Distributions                             Total           Net Asset
                                        from Net      in Excess of      Distributions         Dividends          Value,
                                       Investment    Net Investment         from                 and             End of
      Fiscal Year or Period              Income          Income         Capital Gains       Distributions        Period
      ---------------------            ----------    --------------     -------------      --------------       ---------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............     $0.00            $0.00            $ (.20)             $ (.20)           $15.28
   Year ended 7/31/99...............      0.00             0.00             (1.16)              (1.16)            11.74
   Year ended 7/31/98...............      0.00             0.00              (.99)               (.99)            12.20
   10/2/96+ to 7/31/97..............      0.00             0.00             (1.56)              (1.56)            12.89
Alliance International Fund
   Year ended 6/30/00...............     $0.00            $0.00            $(1.19)             $(1.19)           $19.72
   Year ended 6/30/99...............      (.01)            (.51)            (1.04)              (1.56)            16.24
   Year ended 6/30/98...............      (.02)            (.05)            (1.21)              (1.28)            18.54
   10/2/96+ to 6/30/97..............      (.15)            0.00             (1.08)              (1.23)            18.67
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............     $0.00            $0.00            $ 0.00              $ 0.00            $10.41
   Year ended 7/31/99...............      0.00             0.00              0.00                0.00              8.24
   9/3/97+ to 7/31/98...............      (.07)            0.00              0.00                (.07)             4.85
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............     $0.00            $0.00            $ 0.00              $ 0.00            $13.34
   Year ended 10/31/99..............      0.00             0.00              0.00                0.00             10.54
   Year ended 10/31/98..............      0.00             0.00              0.00                0.00              5.90
   Year ended 10/31/97..............      0.00             0.00              (.34)               (.34)             7.56
   10/2/96+ to 10/31/96.............      0.00             0.00              0.00                0.00             11.04


                                                                            Ratios/Supplemental Data
                                                     ---------------------------------------------------------------------

                                                                        Ratio of           Ratio of Net
                                                       Net Assets,      Expenses         Income (Loss) to
                                         Total        End of Period    to Average             Average          Portfolio
      Fiscal Year or Period           Return (a)     (000's omitted)   Net Assets           Net Assets       Turnover Rate
      ---------------------           ----------     ---------------   ----------        ----------------    -------------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............    32.19%             $   707         1.69%(e)             (.76)%            133%
   Year ended 7/31/99...............     7.63                  189         2.13(e)              (.63)             120
   Year ended 7/31/98...............     2.82                  392         1.87(e)              (.57)             113
   10/2/96+ to 7/31/97..............    17.08                  333         2.05(e)*             (.84)*            129
Alliance International Fund
   Year ended 6/30/00...............    29.64%             $25,407         1.55%(d)(e)(g)        .04%             154%
   Year ended 6/30/99...............    (3.62)              33,949         1.57(d)(e)            .04(c)           178
   Year ended 6/30/98...............     6.98               47,154         1.47(d)               .13(c)           121
   10/2/96+ to 6/30/97..............    11.57                8,697         1.69(e)*             1.47*              94
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............    26.34%             $   273         2.22%(d)(e)          (.15)%(c)         158%
   Year ended 7/31/99...............    69.90%                 161         2.22(d)(e)            .58               94
   9/3/97+ to 7/31/98...............   (51.06)                  60         2.22(d)(e)*          1.51*              58
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............    26.57%             $ 8,568         1.77%(e)(g)*         (.98)%*           164%
   Year ended 10/31/99..............    78.64                4,746         2.45(d)(e)          (1.33)             119
   Year ended 10/31/98..............   (21.96)               2,012         3.46(d)(e)           1.22               93
   Year ended 10/31/97..............   (29.42)               1,338         3.21(d)             (1.51)              70
   10/2/96+ to 10/31/96.............    (5.24)                  27         4.97*(d)             1.63               66


--------------------------------------------------------------------------------
+     Commencement of distribution.

++    Commencement of operations.
+++   Unaudited.

*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                                      1996     1997     1998     1999     2000

Alliance All-Asia Investment Fund
Advisor Class                        5.54%*    3.43%    4.39%    2.93%      --


Alliance Utility Income Fund
Advisor Class                        3.48%*    3.29%    2.21%    1.41%    1.19%

Alliance Real Estate Investment
Fund
Advisor Class                          --      1.47%*     --       --       --


Alliance International Premier
Growth Fund
Advisor Class                          --        --     6.28%*   2.96%      --

                                               1997     1998     1999     2000

Alliance International Fund
Advisor Class                                  1.69%    1.62%    1.70%    1.69%

Alliance Greater China '97 Fund
Advisor Class                                    --    18.13%*  19.01%    9.61%

Alliance Health Care Fund
Advisor Class                                    --       --       --     1.65%


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the rate of expenses to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:


                                            1997      1998      1999      2000
Alliance International Fund
Advisor Class                              1.69%*      --       1.55%     1.53%

Alliance Global Small Cap Fund
Advisor Class                              2.04%*     1.84%     2.10%     1.68%

Alliance New Europe Fund
Advisor Class                              1.71%*     1.54%     1.50%     1.33%

Alliance All-Asia Investment Fund
Advisor Class                                --       3.41%     2.43%     1.76%

Alliance Balanced Shares
Advisor Class                              1.29%*     1.05%      .96%       --

Alliance Worldwide Privatization Fund
Advisor Class                                --         --      1.61%     1.42%

Alliance Quasar Fund
Advisor Class                                --       1.37%     1.41%     1.36%*

                                            1997      1998      1999      2000
Alliance Real Estate Investment Fund
Advisor Class                              1.44%*       --        --        --

Alliance International Premier
Growth Fund
Advisor Class                                --         --      2.20%       --

Alliance Growth and Income Fund
Advisor Class                               .70%       .75%       --        --

Alliance Growth  Fund
Advisor Class                               .96%       .92%       --        --

Alliance Technology Fund  Fund
Advisor Class                              1.38%      1.36%     1.34%       --

Alliance Greater China '97 Fund
Advisor Class                                --       2.20%*    2.20%     2.20%*

Alliance Premier Growth Fund
Advisor Class                                --       1.25%       --        --


(f) Distributions from net investment income for the years ended 2000, 1999 and 1997 include a tax return of capital of $.19, $.02 and $.03 respectively.

(g) Includes interest expense. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Adviser Class, 1.68% for 2000. If Alliance All-Asia Investment Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Adviser Class, 1.70% for 2000.



                                     60 & 61

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.62 in 1999. On October 23, 2000 the U.S. dollar-pound sterling exchange rate was 1.45.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6315.90 on October 23, 2000, down approximately 9% from the beginning of 2000.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On October 23, 2000 the TOPIX closed at 1422.84, down approximately
17% from the beginning of 2000.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, following an agreement reached in November 1999 between the U.S. and China, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

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For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, N.J. 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com

Fund                                                                SEC File No.
--------------------------------------------------------------------------------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance Utility Income Fund                                        811-07916
Alliance Real Estate Investment Fund                                811-07707
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776


                                       68

(LOGO)                       ALLIANCE GREATER CHINA '97

FUND, INC.
_________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 2000
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 1, 2000, for Alliance Greater China '97 Fund, Inc. (the "Fund") that offers the
Class A, Class B and Class C shares of the Fund and the current Prospectus, dated November 1, 2000, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of either Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                           Page
Description of the Fund................................
Management of the Fund.................................
Expenses of the Fund...................................
Purchase of Shares.....................................
Redemption and Repurchase of Shares....................
Shareholder Services...................................
Net Asset Value........................................
Dividends, Distributions and Taxes.....................
Portfolio Transactions.................................
General Information....................................
Financial Statements and Report of Independent.........
  Auditors.............................................
Appendix A:  Additional Information About China,
               Hong Kong and Taiwan....................    A-1
Appendix B:  Certain Investment Practices..............    B-1
Appendix C:  Debt Securities Ratings...................    C-1
Appendix D:  Certain Employee Benefit Plans............    D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                     DESCRIPTION OF THE FUND
____________________________________________________________

         Alliance Greater China '97 Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Investment Policies and Practices

         In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance Capital Management L.P. the Fund's investment adviser (the "Adviser") to have undergone a similar credit quality deterioration, the Fund will dispose of that security. See "Appendix C--Debt Securities Ratings."

         The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

(iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;
(v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in one or more of the Greater China countries, and the Fund will utilize these policies only to the extent permissible.

         With respect to currency swaps, standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that the security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains or losses.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

         (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

         (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (iv) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

         (vi) invest in companies for the purpose of exercising control;

         (vii) issue any senior security within the meaning of the Act;

         (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         (ix) (a) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Certain Directors and officers are also directors, trustees or officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 55, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1995.

         DAVID H. DIEVLER, 71, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         TAK-LUNG TSIM,* 54, is a consultant of T.L. Tsim &
Associates Limited, with which he has been associated since prior to 1995. He is a trustee of Shaw College of The Chinese
University of Hong Kong and is a member of L. Po Chun United
World College.  His address is Suite 906-907, Sun Hung Kai
Center, 30 Halbour Road, Hong Kong.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, 40, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1995.


____________________

* An interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940
       Act").

         MATTHEW W.S. LEE, 37, Chief Investment Officer, is a Vice President of ACMC, with which he has been associated since 1997. Prior thereto, he was a director of National Mutual Funds Management (ASIA), and an employee of James Capel & Co. since prior to 1995.

         EDMUND P. BERGAN, JR., 50, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         MARK D. GERSTEN, 50, Treasurer, and Chief Financial
Officer, is Senior Vice President of AFS, with which he has been associated since prior to 1995.

         VINCENT S. NOTO, 35, Controller, is a Vice President of
AFS, with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF, 46, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, 39, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995.

              The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended July 31, 2000 and the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors are a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                 Total Number   of Investment
                                                 of Investment  Portfolios
                                                 Companies in   Within the
                                                 the Alliance   Alliance Fund
                                  Total          Fund Complex,  Complex,
                                  Compensation   Including the  Including the
                                  from the       Fund, as to    Fund, as to
                                  Alliance Fund  which the      which the
Name of           Aggregate       Complex,       Director is a  Director is
Director          Compensation    Including the  Director or    a Director
of the Fund       from the Fund   Fund           Trustee        or Trustee
___________       ____________    ______________ _____________  _____________


John D. Carifa         $0          $0                49            106
David H. Dievler       $3,750      $210,188          45             89
William H. Foulk, Jr.  $3,750      $246,413          44             86
T.L. Tsim              $4,000      $4,000             1              1

         As of October 6, 2000, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P. a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

         ACMC is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.

Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.** Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. For the year ended July 31, 2000, the cost of certain legal and accounting services amounting to $127,000, provided to the Fund by the Adviser was waived.


____________________

**        Until October 29, 1999, Alliance Holding served as the
       investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. For its fiscal year ended July 31, 2000, the Adviser was entitled to receive $58,157 pursuant to the Advisory Agreement, all of which was voluntarily waived by the Adviser. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.52%, 3.22%, 3.22% and 2.22% of average net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 2000, such waiver of management fees amounted to $295,407.

         The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

         The Advisory Agreement remains in effect for successive twelve-month periods (computed from each July 1), if approved annually (a) by the Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to the agreement, or "interested persons", as defined by the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors of the Fund, including a majority who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on April 26, 2000.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, and The EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant to the Adviser

         In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New-Alliance Asset Management (Asia) Limited ("New Alliance"), a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance will provide Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization at over HK$78.6 billion as of June 30, 2000 and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Although SHKP is best known for its strength in the residential sector, its developments span every major property use, including shopping centers, office and industrial properties, hotels and warehouses. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.

___________________________________________________________

                      EXPENSES OF THE FUND
___________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal years ended July 31, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $5,345 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $413,285. Of the $418,630 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $37,649 was spent on advertising, $4,066 on the printing and mailing of prospectuses for persons other than current shareholders, $183,288 for compensation to broker-dealers and other financial intermediaries (including, $99,080 to the Fund's Principal Underwriters), $4,142 for compensation to sales personnel, $189,485 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $31,441, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $465,971. Of the $497,412 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $41,697 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $267,355 for compensation to broker-dealers and other financial intermediaries (including, $97,215 to the Fund's Principal Underwriters), $4,868 for compensation to sales personnel, $177,064 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $6,428 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended July 31, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $6,049, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $172,271. Of the $178,320 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $15,761 was spent on advertising, $1,084 on the printing and mailing of prospectuses for persons other than current shareholders, $85,120 for compensation to broker-dealers and other financial intermediaries (including, $38,843 to the Fund's Principal Underwriters), $1,949 for compensation to sales personnel, $74,226 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $180 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $1,535,860 (37.95% of the net assets of Class B) and $217,571
(15.86% of the net assets of Class C).

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for another annual term by the Board of Directors, including a majority of the Directors who are not interested persons, as defined in the 1940 Act, at their Annual Meeting held on April 26, 2000.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

       Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal period ended July 31, 2000, the Transfer Agent was entitled to receive $23,878 under the Transfer Agent Agreement, $7,500 was waived voluntarily by the Transfer Agent.

   Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and the Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares***

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) and certain employee benefit plans for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to Purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
____________________

*** Advisor Class shares are sold only to investors described above in this section under "General."

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended July 31, 2000, July 31, 1999 and the fiscal period ended July 31, 1998, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $59,472, $33,100 and $159,184, respectively. Of that amount, the Principal Underwriter received the amounts of $3,868, $2,204 and $146, respectively, which represented that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended July 31, 2000, 1999 and the fiscal period ended July 31, 1998, the Principal Underwriter received contingent deferred sales charges of $503, $0 and $0, respectively, on Class A shares, $15,839, $21,655 and $9,615, respectively, on Class B shares and $0, $0 and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                    As % of       the            or Agents
                    Net           Public         As % of
Amount of           Amount        Offering       Offering
Purchase            Invested      Price          Price
________            ________      ________       ____________

Less than
  $100,000 .  .  .  4.44%         4.25%          4.00%
$100,000 but
  less than
  $250,000. .  .  . 3.36          3.25           3.00
$250,000 but
  less than
  $500,000. .  .  . 2.30          2.25           2.00
$500,000 but
  less than
  $1,000,000****  . 1.78          1.75           1.50
_____________

**** There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

   AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio

  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

              (i)  investment management clients of the
                   Adviser or its affiliates;

             (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, or a sibling, direct ancestor or direct descendent
                   (collectively, "relatives") of any such
                   person; or any trust, individual
                   retirement account or retirement plan
                   account for the benefit of any such
                   person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

            (iii)  the Adviser, the Principal Underwriter,
                   Alliance Fund Services, Inc. and their
                   affiliates; certain employee benefit
                   plans for employees of the Adviser, the
                   Principal Underwriter, Alliance Fund
                   Services, Inc. and their affiliates;

             (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

              (v)  persons participating in a fee-based
                   program, sponsored and maintained by a
                   registered broker-dealer or other
                   financial intermediary and approved by
                   the Principal Underwriter, pursuant to
                   which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and

             (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
____________________     ____________________________________

Less than one                          4.0%
One                                    3 0%
Two                                    2.0%
Three                                  1.0%
Four or more                           None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of Shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with, procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or comparable source.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believe that these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid-and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         The following summary addresses only principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are nonresident alien individuals, foreign corporations or other foreign persons may be substantially different. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

         In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation
of Dividends and Distributions

         General. The Fund intends to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. These requirements, among other things, may limit the Fund's ability to write and purchase options, futures, and forward foreign currency contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. As discussed below under "Foreign Taxation," income received by the Fund may be subject to foreign income taxes, including withholding taxes. It is not possible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If, as is contemplated, more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority to date generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Foreign Taxation

         Set forth below is information concerning the taxation by the Greater China countries of income received by the Fund, of shareholders of the Fund and of transactions by the Fund.

         The Fund has been advised that neither the Fund nor any of the Fund's shareholders will be considered, insofar as relevant for tax purposes, as a resident of or having an establishment or a permanent establishment in any Greater China country, or as engaged in, as carrying on a trade, profession or business in, or as rendering independent personal services from a fixed base in, any of these countries solely as a result of the activities contemplated by the Prospectus and this Statement of Additional Information. Certain of the tax exemptions and reductions referred to below are dependent on the Fund's not having such a status, and it is the intention of the Fund to conduct its affairs in such a manner. To the extent applicable law or the manner in which such law is interpreted changes or the Fund otherwise changes the manner in which it conducts its activities, the Fund and its shareholders may be subject to higher taxes than those indicated.

         China. The Fund will not currently be subject to any China income tax either (i) on dividends it receives on "B" shares of a China company listed on the Shanghai or Shenzhen Stock Exchanges or on shares of a China company listed on a non-China securities exchange, including "H" shares listed on the Hong Kong Stock Exchange, or (ii) on capital gains which the Fund derives from the sale of any such shares. These shares, which are primary categories of equities of China companies for acquisition by the Fund, are discussed in "Appendix A: Additional Information about China, Hong Kong and Taiwan--China--Securities Markets" in this Statement of Additional Information. These exemptions are pursuant to a July 21, 1993 notice issued by the China State Tax Bureau. Absent this notice, which may hereafter be withdrawn, such dividends would be subject to withholding tax at the rate of 10%, the maximum rate permitted by application of the current tax treaty between the U.S. and China (the "U.S./China Treaty"), and such gains would be subject to withholding at the normal rate, currently 20%. Other China-source dividends and gains on the disposition of securities, including debt securities, would be taxable to the Fund at the rates of 10% and 20%, respectively. Interest on China source indebtedness will be subject to withholding tax at the maximum rate of 10% as so limited by the U.S./China Treaty. Transfers of "B" shares are subject to a stamp duty at the rate of 0.4% of the transaction price imposed on each of the buyer and seller.

         Hong Kong. Dividends and interest received by the Fund in respect of investments in securities of Hong Kong companies, whether or not listed on the Hong Kong Stock Exchange, will not be subject to any Hong Kong income tax. Also, Hong Kong does not impose any tax on capital gains realized by the Fund from the disposition of such securities. Transfers of shares of companies on a Hong Kong share register, including "H" Shares and shares of other companies incorporated outside of Hong Kong which are listed on the Hong Kong Stock Exchange, are subject to a stamp duty at the rate of .25% of the amount of the transfer price or, if higher, the fair value of the shares, which tax is usually borne equally by the buyer and the seller in respect of transactions on the Hong Kong Stock Exchange. There is at present no tax treaty between the United States and Hong Kong.

         Taiwan. Dividends and interest received by the Fund as a QFII (See "Appendix A: Additional Information about China, Hong Kong and Taiwan--Taiwan--Securities Transactions" in the Statement of Additional Information for information concerning QFIIs) from sources in Taiwan will be subject to Taiwan income withholding tax at the rate of 20%. A tax on capital gains arising from securities transactions is currently suspended and gains on transactions in securities realized by the Fund are therefore not currently subject to tax. A transaction tax on the transaction price is imposed on the seller at the rate of 0.3% for most stock transactions and at the rate of 0.1% for most transactions in debt securities, other than government debt. There is at present no tax treaty between the United States and Taiwan.

Other Taxation

         The Fund may be subject to other state, local and foreign taxes than those discussed above. Also, distributions by the Fund may be subject to additional state, local and foreign taxes depending on each shareholder's particular circumstances.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         During the Fund's fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, the Fund incurred brokerage commissions amounting in the aggregate to $79,870, $23,040 and $34,049, respectively. During the Fund's fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, brokerage commissions amounting in aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the Fund's fiscal year ended July 31, 2000, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the Fund's fiscal year ended July 31, 2000, the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the Fund's fiscal year ended July 31, 2000, transactions in portfolio securities of the fund aggregating $21,548,389 with associated brokerage commissions of approximately $78,482 were allocated to persons of firms supplying research services to the Fund or the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1997. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in

Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         As of the close of business on October 6, 2000, there were 779,932 shares of common stock of the Fund outstanding, including 244,950 Class A shares, 393,266 Class B shares, 26,403, Class C shares and 15,706 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 6, 2000.

                                 No. of            % of
Name and Address                 Shares            Class

Class A

Merrill Lynch, Pierce, Fenner
  & Smith for the Sole Benefit
  of Its Customers
Attn:  Fund Admin. (97RU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484         26,403          10.79%

Class B

Merrill Lynch, Pierce, Fenner
  & Smith For the Sole Benefit
  of Its Customers
Attn:  Fund Admin. (97RO1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484         78,515          19.99%

Class C

Wexford Clearing Services
  Corp. FBO
Horace R. Medieros, Connie
  Medieros Co-TTEES, Horace
  Medieros and Connie Medieros
Trust UA DTD 7/21/83                 7,139           5.69%
Santa Maria, CA 90505

Pension Financial Services, Inc.
FBO 600203771
1700 Pacific Avenue Ste 1400
Dallas, TX  75201-4607              10,169           8.11%

Advisor Class

Alliance Capital Mgmt. LP
Attn: Sarah Powell
1345 Avenue of the Americas
New York, NY 10105-0302             10,000          63.67%

Robert A. deLucia
249-1/2 West Norwalk Rd
Norwalk, CT 06850-4320               2,586          16.47%

Merrill Lynch
Attn: Fund Admin (97LS9)
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246-6486         1,575          10.03%

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         The Fund's average annual total return for each class for the one-, five- and ten-year periods ended July 31, 2000 (or since inception through the date, as noted) were as follows:

                                  5 Years          10 Years
                 Year Ended       Ended            Ended
                 7/31/00          7/31/00          7/31/00
                 ----------       -------          --------

Class A          26.10%           1.44%*           N/A
Class B          24.75%           0.64%*           N/A
Class C          24.91%           0.64%*           N/A
Advisor Class    26.34%           1.70%*           N/A


*Inception Dates:   Class A - September 3, 1997
                    Class B - September 3, 1997
                    Class C - September 3, 1997
                    Advisor Class - September 3, 1997

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS
____________________________________________________________

   The financial statements and the report of Ernst & Young LLP of Alliance Greater China '97 Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b-2 thereunder. The annual report is dated July 31, 2000 and was filed on October 10, 2000. It is available without charge upon request by calling Alliance Fund Services, Inc. at (800) 227-4618.

___________________________________________________________

               APPENDIX A:  INFORMATION CONCERNING
                   CHINA, HONG KONG AND TAIWAN
___________________________________________________________


         The information in this Appendix is based on material obtained by the Fund from various governmental and other sources which is believed to be accurate but all of which has not been independently verified by the Fund or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

                              CHINA

         With a population estimated at more than 1.2 billion people, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics

         China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In this century, China's political system has moved from its first republic (1911-1949) to a one-party communist state, after a civil war which ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government

         China is officially designated as a "people's republic", defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which currently consists of an estimated 58 million members. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level People's Congresses held every five years. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

         The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by an 188-member Central Committee, elected every five years. The Central Committee normally convenes twice a year. When not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 22 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of seven members, including Jiang Zemin, who holds the positions of President, Party General Secretary and Chairman of the Central Military Committee and Zhu Rongji, the new Prime Minister.

         Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of the CCP. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have continued to increase. He continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping.

Economy

         China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Ninth Five-Year Plan, which establishes official economic targets through the year 2000. China's Tenth Five-Year Plan (2001-2005) was announced on October 11, 2000. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. China's economy has seen rapid growth in recent years, with yearly double digit percent increases in the growth of its gross domestic product ("GDP") from 1990 to 1995. China's growth has been sustained but at a less rapid rate since 1995. China's GDP growth rates in 1996, 1997, 1998 and 1999 were 9.7%, 8.8%,
7.8% and 7.2%, respectively. During the first nine months of 2000, GDP growth rate was an estimated 8.2% year-on-year. It is estimated that GDP growth will be approximately 8.0% for the year 2000. The growth in China's GDP has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. China's Tenth Five-Year Plan, which was approved by the CCP on October 11, 2000, recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010.

         Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses, a major economic challenge for China is to reform inefficient SOEs without creating an unacceptable level of unemployment. China made great progress in the reform of SOEs in 1997. President Zemin announced plans to sell, merge, or close most SOEs at the September 1997 meeting of the National Congress of the CCP. As part of the government's plan for increased public ownership (a euphemism for privatization), 675 SOEs were declared bankrupt and closed, and an additional 1022 SOEs were merged. Losses were curbed and net industrial profits for the remaining SOEs increased by 11.9% in 1997. Overall, net industrial profits for SOEs increased by 4.9% in 1998 and 8.3% in the first quarter of 1999. The reform of SOEs has slowed since mid-1998 due to an effort to stimulate production and prevent a rapid rise in unemployment, but in July 1999 President Zemin reconfirmed his commitment to intensifying efforts to restructure China's SOEs. During the first five months of 2000, 52.5% of the 6,599 large and medium-sized SOEs were in the black, reporting a 310% increase in profits compared to the first five months of 1999. The official urban unemployment rate was 3.1% in 1997 and 1998, and 3% in 1999 (with higher rates reported locally), and is expected to continue to rise due to the lay-offs resulting from SOE reform. China is combating the effects of unemployment with a newly established national "social public pension fund" and accelerated reform of its social security system. Additionally, a minimum-income security system has been established in more than 300 cities. The income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior, has begun to widen and is expected to persist. After decades of double digit inflation, the consumer price index rose by only 2.8% in 1997. During 1998 and 1999, the consumer price index fell by 0.8% and 1.3%, respectively. To address the deflationary conditions, the government has attempted to reduce the supply of low-priced, illegal imports and to cut oversupply and introduce price floors in selected industries. These efforts, together with rising oil prices and strengthened retail sales growth in urban areas, are expected to contribute to a rise, although modest, in the consumer price index in 2000 and 2001.

         The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The private sector showed the strongest growth in 1997, with a 14% increase in value-added industrial output, as compared to an 11.7% increase for the collective sector and a 5.4% increase for SOEs. In 1998, the private sector increased 11.9% in value-added industrial output, compared to an 8.7% increase for the collective sector and a 4.9% increase for SOEs. Growth in the collective and private sectors is expected to continue. Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign direct investment in China totaled approximately US$20.5 billion during the first half of 1998, a decline of 1.3% from the first half of 1997. During the first half of 1999, foreign investment in China totaled approximately US$18.6 billion, a decline of 9.2% from the first half of 1998. During the first half of 2000, foreign investment in China totaled approximately US$17.17 billion, a decline of 7.5% from the first half of 1999. However, foreign investment pledges have increased 24.6%, to US$24.2 billion, due in large part to the prospect of China's entry into the World Trade Organization ("WTO"). Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

         Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. In early 1998 the government decided to accelerate the construction of certain infrastructure projects and formulated policies to support these priority projects, chosen to increase investment in key fixed assets. However, only one-third of a bond issue for infrastructure and flood rebuilding had been invested as the end of September 1998. The environmental impact of the Three Gorges Dam project, which is among the largest of the projects in progress, is currently being criticized because of the issue of silt levels. This criticism comes on the wake of severe flooding that occurred during mid-1998. The severity of the flooding, which caused 4,610 deaths and an estimated US$36.4 billion in damage, was dramatically increased by the effects of silting caused by man-made activities. Other infrastructure projects include road-building, low-cost housing, rural power power and urban facilities projects. The government also intends to reduce its use of coal and rely more on natural gas and nuclear powers. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex and expects to have 11 nuclear power plants in operation by 2005. In mid-2000, verified geological reserves of 10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China Oilfield.

         China's foreign trade grew by 12.1% in 1997, to US$325.06 billion, making China the world's tenth largest trading nation. China accrued an estimated trade surplus of approximately US$46.3 billion in 1997. Foreign trade volume remained about the same in 1998. Exports grew by 0.4% and imports fell by 1.3%, leaving a trade surplus of US$46.6 billion for 1998. In 1999, exports grew by 11.2% and imports rose by 6.1%, leaving a trade surplus of US$35.7 billion. In the first half of 2000, China's exports grew by 38.3% and China's imports grew even faster, due in part to adverse terms of trade as certain commodity prices were up strongly; nonetheless, the trade surplus was up 12.3% to US$53.8 billion. During the first five months of 2000, SOE exports rose by 38.3% and imports by 32.9%, resulting in a surplus of US$6.5 billion.

         Significant developments have occurred during the past year that are expected to facilitate China's admission into the WTO, which China has been negotiating for more than 10 years.
The biggest obstacle was overcome on November 15, 1999, when China and the U.S. entered into an historic agreement that will reduce import barriers on U.S. products and services and greatly expand access to almost all sectors of China's economy. China has been concluding bilateral agreements with other WTO member countries as well. A condition to the U.S.-China agreement was the granting of Permanent Normal Trade Relations ("PNTR") (formerly, Most Favored Nation) status to China by the U.S., which would guarantee Chinese goods the same low tariff access to the U.S. market as goods from all but a few countries. In September 2000, the U.S. Congress cleared legislation authorizing the President to grant PNTR status to China, effective upon China's admission to the WTO and upon certification that the terms and conditions of China's admission are at least equivalent to the terms and conditions agreed to by China and the U.S. on November 15, 1999. The legislation was signed into law by President Clinton on October 10, 2000. PNTR status ends the annual review process currently in place with respect to U.S. China trade relations and paves the way toward China's admission into the WTO, which is widely viewed to be a virtual certainty.

Banking and Finance

         Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. In the summer of 1998, the PBC announced that it would set up six major regional branches while at the same time cutting the number of existing branches. The move is aimed at improving central monitoring and reducing local interference.

         As a State owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the State has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were recently ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. In March 1999, the PBC announced that 10% of Chinese banks' loans were "unrecoverable," much higher than the official figure of 2.9% that had been reported for the end of 1998. Foreign analysts however, estimate an even higher figure. In May 1999 the Bank of China, one of China's four major commercial banks, announced plans to establish an asset management company to take over its bad loans. The other three major banks followed suit. The total volume of pre-1996 bad loans has been estimated at RMB1.3 trillion. The asset management companies are expected to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. They also intend to raise capital from debt issued to financial institutions and the central bank. Outside observers have warned that this ambitious plan is fraught with difficulties, which include shortages of qualified personnel, an inadequate operating and legal framework, highly unrecoverable loans, possibly limited investor interest and government bureaucracy. Currently there is no deposit insurance system to protect depositors. In anticipation of China's entry into the WTO, the PBC has directed the four state banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard).

         China expected to reduce its budget deficit 17% to US$5.5 billion for 1998, but has since reported an actual budget deficit of US$11.6 billion for 1998. The actual deficit may be much larger than this official amount however, as non-performing loans to SOEs are not reflected in the official numbers. The World Bank suggests that China's consolidated government deficit ("CGD"), which includes the fiscal deficit plus lending to financial systems which in turn finance the expenditures to the SOEs, is a more accurate reflection of China's deficit. The World Bank has estimated that China's CGD amounts to 5%-6% of China's GDP. Nevertheless, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. China's foreign exchange reserves increased by 33.3% during 1997 to US$142.8 billion, by 4.5% in 1998 to reach US$149.2 billion and by 3.2% in 1999 to reach US$154.0 billion.

         China is attempting to reform its banking system, with the goal of making the financial system a more effective means of macroeconomic control. The ceiling on bank loans by commercial banks was revoked in January 1998, and the deposit reserve ratio was decreased from 13% to 8% in March 1998. Since May 1996, the PBC has cut interest rates seven times, most recently in June 1999, when time deposit rates were cut by 1.53% taking the interest rate on one-year deposits to 2.2%. The PBC instructed commercial banks to cut dollar interest rates by 50 basis points in October 1998. Additionally, the PBC has permitted more foreign banks to do RMB based business. These reforms have helped in maintaining the stability of China's financial markets. With the anticipated entry of China into the WTO, bank reform has become an even bigger priority. Recently the PBC has consolidated oversight of lending while also gradually relaxing some of the more cumbersome rules. In September 2000 the PBC began letting state banks set their own interest rates for hard currency loans. Some banks are moving into fee-based businesses such as insurance and fund management.

         Deposits at all of China's financial institutions at the end of 1998 were up 16.1% year on year, and lending was up 15.5% year on year. The M2 (broad money supply) grew 17.7% and 13.2% year on year in the first six months of 1999 and 2000, respectively; while the M1 (narrow money supply) increased 15.0% and 23.7% for the same periods. The M0 (cash in circulation) rose 11.9% and 19.5% during the same periods. The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995, and was exchanged at
8.28 RMB per U.S. dollar as of October 17, 2000. In 1986, to help solve the foreign exchange problems of foreign investors,

China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE") engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, the Fund, as a FIE has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.

         Since 1994, the foreign exchange rate has not been set by the Chinese government. Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar. On November 21, 1998 Premier Zhu Rongi promised not to devalue the RMB in 1999 as a result of the Asian financial crisis. By mid-1999, however, in light of the stability of China's external debt situation, the need to stimulate domestic demand and the apparent beginnings of economic recovery in the region, it was expected by some economists that the currency would be devalued early in 2000, probably by 10% or less. However, the apparent bottoming out of consumer price deflation and the growth in China's exports has made a devaluation less necessary.

         China has over 200 (half the number in 1994) international trust and investment corporations ("ITICs"), which are sponsored by government agencies and state banks. ITICs take corporate deposits and make commercial investments. During October 1998, the PBC closed the Guangdong ITIC ("GITIC") because it could not make required interest and principal payments on its US$2 billion foreign debt. The closure was seen by the foreign lending community as indicative of the over-indebted state of ITICs and the illiquid condition of their investments generally. As a result of the closure, many fear that problems with ITICs could threaten the economy, even though regulators stress that ITICs hold only a small percentage of total deposits. In response to such fears, new rules were drafted, and became effective in March 1999, to curb speculative securities investment practices by ITICs, to prohibit banks from providing loans or guarantees for such transactions and to strengthen PBC's regulatory authority over ITICs. In the meantime, formal bankruptcy proceedings were initiated to settle the affairs of the GITIC. All domestic depositors have been paid off but creditors have been advised that registered debt (which represents about one-half of all its debt) will be paid off first. GITIC's assets are currently valued at US$2.7 billion and its liabilities are put at US$4.3 billion. Early in 2000 the government announced plans to restructure and shut down more than 150 of China's debt-ridden 240 trust and investment companies. The larger, healthier firms will assume the assets and liabilities of those that are closed. The bad debt in China's trust firms is estimated to be at least $25 billion, while less than half of their estimated $50 billion in assets are recoverable.

Securities Markets

         China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges") which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be very volatile and prone to wide fluctuations, although the listing of four securities investment funds during the first half of 1998 has helped to stabilize the market. In order to ensure stability and protect investor's interests the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if: a company reports a loss for two consecutive years; a company's net asset value falls below par value; or if there is any unusual and potential misleading trading. A merger of the two Exchanges was approved in August 2000. Regulators hope that the merger, which is expected to take at least two years to complete, will reduce trading costs, improve market oversight and help cash-strapped state enterprises to raise money.

         In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty.

         The Exchanges allow for the trading of only two types of shares: A-shares, which may only be held and traded in Renminbi by mainland Chinese investors; and B-shares, officially open, with narrow exceptions, only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. During 1997, 215 A-share companies were listed on the Exchanges. An additional 65 companies were listed on the Exchanges during the first half of 1998, bringing the total number of listed companies up to 810. Currently, there are 1,046 listed companies with a combined market capitalization of more than $500 billion. The market for B-shares is much smaller and
less liquid, but it is growing.   Approximately 106 companies
list B-shares. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares, and Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as H-shares, and permitted certain companies to list on other foreign exchanges, including nine companies listed on the New York Stock Exchange and two on the London Stock Exchange. As of September 2000, H-shares of 40 Chinese issuers were listed on the Hong Kong Stock Exchange, and while there were plans to add more, the Hong Kong Stock Exchange's strict listing requirements have prevented many Chinese companies, which do not follow internationally accepted accounting standards, from being listed (see "--Additional Information About Hong Kong--Securities Markets" for additional information on H-shares). These companies, together with an additional 59 China-related companies, contributed 17% of the market capitalization and 32% of the turnover value of the Hong Kong securities market.

         In July 1999, the government announced an agenda whereby it will eventually relinquish control in most of the approximately 1,000 listed companies. The government currently holds 60-70% of all shares, either directly or indirectly.

         In September 2000, the government announced that it will open its "A" share market to select foreign investors by early 2003. Toward that end, a China National Index, which will be made up of the 200 most liquid "A" shares, will be established in 2001. The following year, the China Tracker Fund, which will enable the government to sell some of its holdings in listed companies, will be launched.

         The stock trading turnover on the Exchanges hit a record US$361 billion during 1997. During the first nine months of 2000 the stock trading turnover reached almost $600 billion, up 80.16% over the same period of 1999. The key index for the Shanghai Stock Exchange, the Shanghai Stock Exchange Composite Index, closed at 1,194.1 on December 31, 1997, and increased to 1,910 at the end of September 1999. The Shanghai Stock Exchange-30 index, which is based on 30 representative blue chips stocks, closed at 3,772.36 on December 31, 1997 and at 3,758 at the end of September 1999. The Shenzhen Stock Exchange All-Share Index closed at 381.29 on December 30, 1997, and finished at 590 at the end of September 1999. The Shanghai Stock Exchange's B-share index closed at 28.71 and 62.13 on December 31, 1998 and September 29, 2000, respectively. The Shenzhen Stock Exchange's B-share closed at 500.88 and 436.11 on October 30, 1998 and December 31, 1998, respectively.

         China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. During 1997, China issued 241.2 billion RMB in treasury bonds and repaid all mature treasury bonds. The issuance of Treasury bond issues increased in 1998 and 1999, including a special 100 billion RMB long-term issue in the second half of 1998, targeted to pay for infrastructure construction for economic and social development, and a 60 billion RMB special bond issue in August 1999 to finance the latest stimulus package. The government has undertaken additional special bond issues in 2000 to finance increased expenditures. The number of short-term bonds has also increased to ensure a lively secondary market. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued long-term debt to BBB+ from BBB on May 14, 1997. S&P reaffirmed the BBB+ rating on July 16, 1998, but changed the outlook from stable to negative. The outlook was revised to reflect smaller economic growth, increased unemployment resulting from the restructuring of SOEs and worsening economic conditions throughout Asia. In July 1999, S&P lowered the BBB+ rating to BBB, citing a projected slowing of economic growth. The current S&P rating for China's sovereign foreign currency long-term debt is BBB, with a stable outlook. The Moody's corresponding rating is A3.

         China also allows commodity futures trading although the government is wary of the speculation futures markets can foster. The government intends to reduce the number of commodities exchanges from fourteen to three by early 1999 as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded will also be sharply reduced, from twenty-five to twelve.

         China is currently preparing to launch its first mutual funds. These open-end funds, which will be open only to domestic institutional investors at first, will be invested in the domestic stock market and perhaps Chinese government bonds as well, will be advised by foreign fund companies and will be sold through state banks. Mutual funds are viewed by Chinese regulators as a way of stabilizing the markets, which have been volatile since they were founded in 1991. Permitting the funds to be advised by foreign asset managers is viewed as a further step in the opening of China's markets to foreigners.

                            HONG KONG

         Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

         Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution which, among other things, sets forth the economic, markets and social protections governing Hong Kong and its people.

Government

         Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor.
They advised the governor concerning legislation to be debated in the Legco.

         Hong Kong is now headed by a chief executive, Tung Chee-hwa, who reports directly to Beijing. The chief executive is appointed for a five year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive.

         On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council (PLC), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2000 Legco elections, 24 of 60 available seats were filled through universal suffrage, with 30 filled by the functional constituencies and 6 by a small circle of pro-Beijing elites. The composition of the Legco was unchanged, with the Democratic Party leading with 12 seats. The next Legco election is required by law to occur in 2002.

         The Legco is presided over by a president who is elected by the members. The current president is Rita Fann who previously presided over the PLC.

Economy

         Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. It is estimated that of about 11,819 foreign companies operating in Hong Kong, approximately 924 multinational corporations doing business in Asia have regional headquarters in Hong Kong.

         Hong Kong's growth rate did not drop below 3.9% from 1992 through 1997. Although the GDP contracted by 5.1% in 1998, it grew 3.0% in 1999; and in the first half of 2000 the GDP grew 12.5%, compared to the first half of 1999. The consumer price index, which averaged 5.7% during 1997, averaged 2.6% during 1998
and -3.3% during 1999.   Consumer prices are expected to fall by
2.6% in 2000. Unemployment stood at 5.2% at the end of the second quarter of 2000, down from a peak of 6.3% in March. Employment in the service sectors grew by 4% during that period, compared to the same period in 1999, while employment in the manufacturing sectors contracted by 6%.

         With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. From 1990 to 1995, re-exports rose by over 150%, compared to a 4.2% drop in exports of goods produced in Hong Kong. The growth in re-exports slowed to 7.5% in 1996, down from 14.3% in 1995, while domestic exports decreased 8.4% after a 2% increase in 1995. Re-exports rose by 6.8% during 1997, but fell by 3.7% during 1998. Domestic exports rose by 2.2% in 1997 and fell 7.9% in 1998. The fall in domestic exports is attributed to the Asian financial crisis. Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics, however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 8% in 1997, and 1.4% in 1998. Growth has been slowed by the Asian financial crisis as well as by a diversion to Chinese ports. In addition, Hong Kong's port activity is facing competition from other ports, such as Singapore, which overtook Hong Kong in 1998 as the busiest port in the world. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fourth largest in the world, behind Japan, China and Taiwan, despite a recent drop caused by the government's intervention in the stock market. At the end of 1999, foreign exchange reserves were estimated at US$96.2 billion.

         In contrast to Hong Kong's large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. Chinese authorities pushed to keep the opening on its delayed schedule and as a result the new airport was unable to handle 80% of its cargo when it opened.The major logistical problems have since been fixed.

         Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. In an effort to ward off a recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year, the first significant deficit in Hong Kong's recent history. Since then, however, the budget has returned to a surplus position as the government has sought to diversify the economy and to raise revenues and the GDP has grown. The property market remains weak but is showing signs of improvement.

         S&P downgraded Hong Kong's local and foreign sovereign debt ratings notch on August 31, 1998 to A+/Negative/A-1, and A/Negative/A-1, respectively. On December 6, 1999, however, these ratings were upgraded by S&P to A+/Stable/A-1 and A/Stable/A-1, respectively. Moody's, which had changed the outlook on Hong Kong's long-term foreign currency debt and bank deposits from stable to negative in February 1998, placed Hong Kong's debt rating on review for a possible downgrade on September 4, 1998. Since then, however, Hong Kong's debt rating was removed from review by Moody's, and was not downgraded.

Banking and Finance

         Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for 24.9% of Hong Kong's GDP in 1996, 26.5% in 1997 and 26.2% in 1998, as
opposed to 15.6% in 1984. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong. Hong Kong followed a policy of "positive non-interventionism" for approximately twenty years, but in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar ("HK$"). (See "Securities
Markets")

         While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry.
Hong Kong had more than 330 authorized banking institutions (including 172 licensed banks, 60 restricted-license banks and 101 "deposit-taking companies") at the end of 1998. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks which supervises banking standards and regulates charge and interest rates for deposits of less than one week. The HKMA does not, however, set interest rates. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp
increase in interest rates.     Normally Hong Kong interest rates
closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill equipped to deal with inflationary pressures which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital. The currency link appears justifiable only if Hong Kong's citizens keep their savings in Hong Kong dollars. At the end of 1999, 55.4% of deposits were kept in local currency.

       Securities Markets

         Foreign investment into Hong Kong is restricted only in a few regulated sectors which are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

         The regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") are currently limited to either a verbal reprimand or an outright ban on trading with little power in between and do not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance which would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which is a patchwork of ten ordinances written over the past 25 years. The primary purpose of the legislation, known as the "Securities and Futures Bill," is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The legislation would, among other things, define the regulatory objectives of the SFC and the scope of regulated activities, establish a new single license regime, augment the SFC's sanction authority to include fines and more flexible license suspensions and revocations, require the disclosure of interests in securities, permit civil proceedings as an alternative to criminal proceedings, expand the reach of the SFC's examination authorities, provide immunity for auditors who choose to report suspected fraud, establish an investor compensation scheme and facilitate automated trading services. The legislation is currently in the public consultation phase. Formal enactment is targeted for April 2001.

         In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4,727 billion as of December 31, 1999. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day of the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 16,962 at the end of 1999, 68.8% higher than the 1998 closing. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion, up 66% from August 1998. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, which was priced at $1.3 billion, was very successful and contributed to the stock market's robust performance in 1999.

         The market has recently seen a number of listed companies move their domicile to other tax-friendly jurisdictions, such as Bermuda, while other companies have obtained secondary listings on the London and Shanghai exchanges, or have de-listed altogether, as a reflection of concern as to the effect of the Chinese takeover. These departures have been replaced in part by Chinese companies listing H-shares on the SEHK. Companies listing H-shares must receive prior approval by the Chinese government and meet minimum capital and financial disclosure standards imposed by China and Hong Kong prior to listing their shares. However, many Chinese companies have been unable to meet the SEHK's strict listing requirements. Additionally, many investors have lost confidence in H-shares because of poor disclosure requirements in China and have turned instead to the "Red Chips", mainland Chinese state-controlled companies, incorporated in Hong Kong and listed on both the Hong Kong and Chinese stock exchanges, which are believed to be better managed than the H-share listed companies and also provide better company disclosure. Investor confidence in Red Chips has waned as well, due in part to the financial difficulties of several prominent Chinese companies.

         Both H-shares and Red Chips were also affected by the financial turmoil in Asia, but have shown signs of recovery.
The performance of the Hang Seng China Enterprises index, comprising the H-shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by
December 31, 1998.  On August 31, 2000 this index closed at 507,
up more than 25% from its 1998 close.    The Hang Seng China-
Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On August

31, 2000 this index closed at 1,352, approximately 67% below its all-time high of 4,111 recorded in August 1997, but up 17% from its close twelve months earlier. The Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, closed at 17,098 on August 31, 2000, only 6% below its all-time high of 18,302 recorded in March 2000.

         In November 1999, the SEHK launched the Growth Enterprise Market ("GEM") a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of 1999, there were seven companies listed on the GEM with a total market capitalization of HK$7,237 million.

         While Hong Kong has not needed to issue debt to raise funds, as it generally does not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of December 1999, the HKMA had HK$101 billion of outstanding Exchange Fund bills and notes. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government.
Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

         The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a fairly successful stock options market.

         Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. When fully operational, prospectively by the end of 2000, the system will enable a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there is sufficient existing demand for a U.S. Dollar clearing system. Furthermore, the new clearing ystem is expected to provide an even greater range of opportunities to further develop Hong Kong's markets and bolster Hong Kong's position as an international financial center.

                             TAIWAN

         Taiwan, officially called the Republic of China, is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 21.6 million, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics

         In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party
(KMT) was to assume control of mainland China rather than concentrating on Taiwan. An impetus for internal development was slow in arising. The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process and currently there are 84 political parties. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, which it retained in the December 1998 election. On March 23, 1996 Taiwan elected its President by direct popular vote for the first time.

         China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of Mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 31 nations recognize the government of Taiwan as the official government of China. China has recently offered to resume political talks with Taiwan and has proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. An increasing number of Taiwanese people support political talks with China, with 70.5% of the Taiwanese investors in China supporting such talks according to a New Party survey. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state," basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the U.S. of the One China formula and the displeasure the U.S. voiced with respect to Mr. Lee's remarks. Furthermore, Taiwan's new president, Chen Shui-bian, who was elected in March 2000, has introduced a new variation of the One China formula -- "One China with differing interpretations." The future of Taiwan's political relations with China is unclear. In the meantime, however, Mr. Chen's administration has signalled an intent to relax restrictions on local companies doing business in China. How much Mr. Chen can accomplish remains to be seen, however, as he received only 39% of the vote and faces opposition in the legislature.

Government

         Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party (DDP) and the New Party (NP) which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Chen Shui-bian and Annette Lu, who were elected in March 2000, of the DDP, respectively. The legislative arms of the government are the National Assembly and the Legislative Yuan, both of which are under the control of the KMT. The importance of the National Assembly has decreased over the last several years. Its only function now is to amend the constitution and by 2006, its size will be reduced from 334 members to 150. In contrast, the 225-member Legislative Yuan has had its powers strengthened. In 1997 it gained the right to initiate the impeachment of the president and to hold a vote of no confidence in the government. The division of powers between the President and the Legislative Yuan is contentious. The National Assembly has amended the ROC Constitution four times in recent years which has contributed to Taiwan's progress toward democracy. First, the terms for the President and members of the National Assembly were shortened from six to four years, and the Legislative Yuan and the National Assembly switched to a system of proportional representation; a second amendment provided for direct popular elections of the President and Vice President; a third amendment transformed the Control Yuan from a parliamentary body to a semi-judicial body; and the most recent amendment streamlined the provincial government. In addition to the Presidency and National Assembly, there are five governing branches called Yuans: the Executive Yuan; the Legislative Yuan; the Judicial Yuan; the Examination Yuan and the Control Yuan. Of the five Yuans, only the 164-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. The next elections are scheduled to occur in 2001 (Legislative Yuan), 2002 (National Assembly) and March 2004 (President).

Economy

         Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, as its GDP grew a reported 6.8% in 1992, 6.3% in 1993, 6.5% in 1994, 6.0% in 1995, 5.7% in 1996 and 6.8% in 1997.
During 1998, the growth rate of Taiwan's GDP slowed to 4.6% due to a fall-off in exports, investment and government consumption caused by the Asian financial crisis, but in 1999 the growth rate was 5.7%. Taiwan's inflation rate dropped from 3.1% in 1996, to 0.9% in 1997, the lowest in a decade. The consumer price index increased by 1.7% during 1998 and 0.2% in 1999. In the first two quarters of 2000, the CPI increased by 0.8% and 1.4%, respectively, due in part to the general strengthening of the economy.

         In 1999, manufacturing continued as Taiwan's most important sector, accounting for 26.4% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors, which continue to grow, represented 20.6% of Taiwan's GDP. While the manufacturing sector continues to be most important, Taiwan has been reducing its economic reliance on this sector, with the services sector, including the financial, insurance and real estate sectors, in 1998 accounting for over 60% of Taiwan's GDP.

         Taiwan reached a record foreign trade volume of US$236.51 billion in 1997, up 7.26% from 1996, and making Taiwan the fourteenth largest trading economy in the world. In 1998, trade volume decreased 8.9% to US$215.38 billion. In the past, Taiwan has consistently maintained a trade surplus, reaching a nine year high of US$14.7 billion in 1996. Due to the Asian financial crisis, the Asian demand for Taiwan's exports fell in 1997-1998. Approximately 40% to 50% of Taiwan's exports have traditionally been to other Asian countries. As a result, the trade surplus fell to US$13.9 billion for 1997, and US$10.3 billion for 1998. During 1999, the trade surplus increased to US$15.0 billion. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$106.2 billion on December 31, 1999. It has been predicted that Hong Kong will replace the U.S. as Taiwan's number one export market within the next few years, in part because Hong Kong is used as a transshipment port for goods destined for China. In 1999 the U.S. and Hong Kong were the destination of 25.4% and 21.4%, respectively, of Taiwan's exports. Taiwan's Ministry of Finance estimates that 60% of all exports to Hong Kong end up in China. Taiwan and China have come to an agreement allowing Taiwan continued access to China's markets through Hong Kong.

         Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years. Debt expenditures for the 1998-99 fiscal year represented 16.2% of government expenditures. In 1998, the deficit rose to 6.8% of GDP. The government's commitment to eliminating the deficit by 2002 has been thwarted by the expenses associated with rebuilding after the September 1999 earthquake, which are expected to drive the deficit/expenditure ratio to an historic high of 18% in fiscal year 1999-2000 (July 1999-December
2000).

Economic Relations with China

         Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings that Taiwan is becoming over dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. Investment in China has dropped off, however, due to rising political tensions and growing industrial capacity in China's foreign invested sector. Of total outward foreign investment by Taiwan, about 23% went to China in the first half of 1999, a 26% drop over the same period in 1998. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at $US50 million. Although in October 1998 the Premier stated that this cap will stay in place indefinitely, Mr. Chen, the new President of Taiwan, recently indicated plans to loosen this restriction as well as restrictions in high technology investments. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. China is now a significantly larger export market for Taiwan than is the

Southeast Asian export market. During the first nine months of 1999, Taiwan's trade surplus with China grew by 7.8%, compared to the first nine months of 1998, to US$16 billion, with exports totaling US$13.2 billion and imports totaling US$1.7 billion.

         As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the governments policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues and Taiwan currently accounts for an estimated 8.3% of all foreign investment in China, second only to Hong Kong, although this percentage of investment has declined from recent years.

Banking and Finance

         Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

         Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 and continues to drop, but this drop was minor when compared to that of other Asian currencies. The exchange rate averaged NT$28.70:US$1 during 1997, NT$33.46:US$1 during 1998 and NT$32.27:US$1 during 1999.
On October 16, 2000 the exchange rate stood at NT$32.00:US$1. Foreign investment increased dramatically during 1997, hitting a record US$4.3 billion, up 73% from 1996; in 1998, foreign investment amounted to US$3.3 billion, down 23% from 1997. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

         In an effort to ensure adequate liquidity in the banking system, the CBC cut bank reserve ratio requirements by 25 basis points in August 1998. The requirements were cut again, by 20 to

50 basis points depending on the type of deposit, in September 1998, bringing the average reserve requirement down to 7.7%, and in the first quarter of 1999, reserve requirements were cut to an average 6.4%. These cuts have not caused any downward pressure on the New Taiwan dollar thus far. Additionally, the Ministry of Finance reduced the banking tax from 5% to 2% and eliminated several transaction taxes. The increased liquidity has helped banks to reduce their bad loan ratios, but they still remain high. The Ministry of Finance further required that all banks reduce their bad loan ratios by September 1999 or they will be forced to merge or shut down.

Securities Markets

         The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, posted an increase of 18% for all of 1997. The TSE opened the year at 6,820.35, the low for the year, reached a high of 10,116.84 in August of 1997, and closed for the year at 8,187.27. In 1998, the TAIEX posted a 21.6% loss from 1997, closing at 6,418.43 at the end of 1998. The loss is attributed to government efforts to boost the stock market. In 1999, the TAIEX rebounded, closing at 8,448, a gain of 31.63% from 1998. The TAIEX is based on 430 components stocks from the TSEs 462 listed companies, and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks which have been listed for less than one month. The ROC Over-the-Counter Securities Exchange, which is set up similarly to the NASDAQ system in the U.S., has grown rapidly since its inception in 1994. At the end of 1999 there were 264 companies listed on the over-the-counter market, a significant number of which are technology companies.

         While Taiwan is in the process of opening up its financial markets to foreign investors, significant restrictions still exist, including foreign investment restrictions on the TSE. Although recently raised from 15%, there is still a limit on total foreign investment in an exchange listed security of 50% of the market capitalization of the security. Along with the 50% limitation, no single CBC and Securities and Futures Commission qualified foreign institutional investor ("QFII"), such as Alliance acting on behalf of the Fund and Alliance's other clients, can acquire more than 15% of a listed security's market capitalization. Additionally, there is a 50% cap on aggregate ownership of shares, which was recently raised from 30%. The liberalization of foreign investment restrictions sparked a sharp increase in foreign portfolio investment in the first quarter of 1999 and contributed to significant gains on the TSE. Foreign naturals are currently subject to a US$5 million each way annual inward and outward remittance quota and a per person investment cap of US$50 million, while non QFII foreign corporations are subject to a US$20 million remittance quota on an investment cap of US$50 million. Taiwan further restricts purchases by foreign investors of securities of certain companies to prescribed limits or forbids foreign investment completely in certain industries.

         Because of the above limitations, and in part, because of burdensome procedures that must be followed prior to investing in Taiwanese securities, foreign investment has never reached the maximum limits. The procedures that have dissuaded foreign investment include requirements that a QFII receive approvals from the CBC and Securities and Futures Commission prior to purchasing listed and OTC securities. Further procedures include the need for a QFII to obtain, on a case by case basis, government approval to purchase non-listed and non-OTC securities, and the restriction that only a pre-approved maximum amount for all of a QFII's accounts may be invested in TSE listed securities. The maximum at present is US$1.2 billion, effective November 20, 1999. The TSE closely monitors trading by QFIIs.
If the full pre-approved amount is not remitted in and converted into NT dollars within one year of initial approval, the approval to the extent of the unremitted amount is revoked. and a new application for permitted investment, not exceeding the US$1.2 billion limit, must be submitted. The approval and reapproval increases can take several weeks, resulting in the possible loss of investment opportunities by the Fund during such times. The quotas also involve somewhat onerous reporting requirements. The Fund will endeavor to have an appropriate amount approved for investment on the TSE at all times, but given the Fund's status as an open-end investment company and changing market conditions, there may be times when the requisite approval has not yet been received. The Taiwanese government is aware that these bureaucratic restrictions are limiting foreign investment; although there is no indication of any significant near-term change, the government recently simplified the processes of notarization of documents filed by foreign investors.

         The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$41 billion of corporate debt instruments outstanding in 1995 to an estimated NT$386 billion in 1999. The government's first 20-year bond was issued during the 1998-99 fiscal year. At the end of 1999, Taiwan had NT$1,243 billion in government bonds outstanding compared to NT$860 billion at the end of 1995. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. It is expected that foreign investors will become increasingly active in the local bond market as rating information becomes available for Taiwanese firms issuing corporate debt. This new local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government debt at AA+ and Aa3, respectively.

         Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

         Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and launched its first product on July 21, 1998. TAIFEX, which trades financial derivatives and probably will not trade commodities futures for several years, is currently closed to foreign investors.

____________________________________________________________

                           APPENDIX B:

                  CERTAIN INVESTMENT PRACTICES
____________________________________________________________

         The information in this Appendix concerning investment practices in which the Fund is authorized to engage may not be currently permitted under applicable laws or regulations or to engage in various of these practices and they may otherwise be unavailable in certain countries. The Fund intends to engage in these practices to the extent such practices become available and permissible in the future.

Options

         The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_________________________________________________________________

                           APPENDIX C:

                     DEBT SECURITIES RATINGS
_________________________________________________________________

         The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

         Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under and order of liquidation.

____________________________________________________________

                           APPENDIX D:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                      C.  OTHER INFORMATION

Item 23.  Exhibits:

    (a)   Articles of Incorporation of the Registrant -
          Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A (File
          Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 30, 1997.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 30, 1997.

    (c)   Not applicable.

    (d) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
          No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6,
          1998.

    (e)   (1)  Distribution Services Agreement between the
               Registrant and Alliance Fund Distributors, Inc., - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File
               Nos. 333-26229 and 811-08201) filed with the
               Securities and Exchange Commission on April 6,
               1998.

          (2) Form of Selected Dealers Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File
               Nos. 333-26229 and 811-08201) filed with the
               Securities and Exchange Commission on July 30,
               1997.

          (3) Form of Selected Agents Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit 6(c) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and

               811-08201) filed with the Securities and Exchange
               Commission on July 29, 1997.

    (f)   Not applicable.

    (g)   Custodian Agreement between the Registrant and Brown
          Brothers Harriman & Company dated July 29, 1997 -
          Incorporated by reference to Exhibit 8 to Post-
          Effective Amendment No. 1 of the Registrant's
          Registration Statement on Form N-1A (File
          Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

    (h)   (1)  Transfer Agent Agreement between the Registrant
               and Alliance Fund Services Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201)
               filed with the Securities and Exchange Commission on April 6, 1998.

          (2) Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 29, 1999.

    (i)   (1)  Opinion and Consent of Seward & Kissel LLP - Filed
               herewith.

    (j)   Consent of Independent Auditors - Filed herewith.

    (k)   Not applicable.

    (l)   Not applicable.

    (m)   Rule 12b-1 Plan - see Exhibit (e)(1) hereto.

          (n)  Rule 18f-3 Plan - Incorporated by reference to
               Exhibit 18 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on July 29, 1997.

    (p)   (1)  Code of Ethics for the Fund, incorporated by
               reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos.

               2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

          Other Exhibits: Powers of Attorney of John D. Carifa, David H. Dievler, William H. Foulk, Jr. and T.L. Tsim - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File
          Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

          None.


ITEM 25.  INDEMNIFICATION.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) hereto, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) hereto.
          The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement, filed as Exhibit (d) hereto.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

          Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
          (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.


         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves

              Alliance Disciplined Value Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                Trust, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                              POSITIONS AND                 POSITIONS AND
                              OFFICES WITH                  OFFICES WITH
NAME                          UNDERWRITER                   REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                      [President],
                                                            Director/Trustee

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior
                              Vice President

Dave H. Williams              Director

David Conine                  Executive Vice President

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,        Secretary/Clerk
                              General Counsel and
                              Secretary

Richard A. Davies             Senior Vice President
                              Managing Director

Robert H. Joseph, Jr.         Senior Vice President and
                              Chief Financial Officer

Anne S. Drennan               Senior Vice President &
                              Treasurer

Benji A. Baer                 Senior Vice President

John R. Bonczek               Senior Vice President

Karen J. Bullot               Senior Vice President

John R. Carl                  Senior Vice President

James S. Comforti             Senior Vice President

James L. Cronin               Senior Vice President

Byron M. Davis                Senior Vice President

Mark J. Dunbar                Senior Vice President

Donald N. Fritts              Senior Vice President

Andrew L. Gangolf             Senior Vice President         Assistant
                              and Assistant General         Secretary/
                              Counsel                       Assistant Clerk

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard E. Khaleel            Senior Vice President

Stephen R. Laut               Senior Vice President

Susan L. Matteson-King        Senior Vice President

Daniel D. McGinley            Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President         Assistant
                              and Assistant General         Secretary/
                              Counsel                       Assistant Clerk

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

William C. White              Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Gerard J. Friscia             Vice President &
                              Controller

Ricardo Arreola               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Leo Benitez                   Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President

Christopher L. Butts          Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

William W. Collins, Jr.       Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Richard W. Dabney             Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Richard P. Dyson              Vice President

John C. Endahl                Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

Daniel J. Frank               Vice President

Shawn C. Gage                 Vice President

Joseph C. Gallagher           Vice President

Michael J. Germain            Vice President

Mark D. Gersten               Vice President                Treasurer and
                                                            Chief Financial
                                                            Officer

Hyman Glasman                 Vice President

John Grambone                 Vice President

Charles M. Greenberg          Vice President

Alan Halfenger                Vice President

William B. Hanigan            Vice President

Michael S. Hart               Vice President

Scott F. Heyer                Vice President

Timothy A. Hill               Vice President

Brian R. Hoegee               Vice President

George R. Hrabovsky           Vice President

Michael J. Hutten             Vice President

Scott Hutton                  Vice President

Oscar J. Isoba                Vice President

Richard D. Keppler            Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Kathryn Austin Masters        Vice President

Shawn P. McClain              Vice President

David L. McGuire              Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Thomas F. Monnerat            Vice President

Timothy S. Mulloy             Vice President

Joanna D. Murray              Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Daniel A. Notto               Vice President

Peter J. O'Brien              Vice President

John C. O'Connell             Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Catherine N. Peterson         Vice President

Jeffrey R. Petersen           Vice President

James J. Posch                Vice President

Bruce W. Reitz                Vice President

Jeffrey B. Rood               Vice President

Karen C. Satterberg           Vice President

Robert C. Schultz             Vice President

Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Jeffrey C. Smith              Vice President

David A. Solon                Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Michael J. Tobin              Vice President

Joseph T. Tocyloski           Vice President

Benjamin H. Travers           Vice President

David R. Turnbough            Vice President

Andrew B. Vaughey             Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Michael W. Alexander          Assistant Vice President

Richard J. Appaluccio         Assistant Vice President

Paul G. Bishop                Assistant Vice President

Mark S. Burns                 Assistant Vice President

Maria L. Carreras             Assistant Vice President

Judith A. Chin                Assistant Vice President

Jorge Ciprian                 Assistant Vice President

William P. Condon             Assistant Vice President

Jean A. Coomber               Assistant Vice President

Dorsey Davidge                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Faith C. Deutsch              Assistant Vice President

Timothy J. Donegan            Assistant Vice President

Joan Eilbott                  Assistant Vice President

Adam E. Engelhardt            Assistant Vice President

Michael J. Eustic             Assistant Vice President

Michele Grossman              Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

David A. Hunt                 Assistant Vice President

Theresa Iosca                 Assistant Vice President

Erik A. Jorgensen             Assistant Vice President

Eric G. Kalender              Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Victor Kopelakis              Assistant Vice President

Jeffrey M. Kusterer           Assistant Vice President

Alexandra C. Landau           Assistant Vice President

Laurel E. Lindner             Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Amanda C. McNichol            Assistant Vice President

Richard F. Meier              Assistant Vice President

Charles B. Nanick             Assistant Vice President

Alex E. Pady                  Assistant Vice President

Raymond E. Parker             Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Rizwan A. Raja                Assistant Vice President

Carol H. Rappa                Assistant Vice President

Brendan J. Reynolds           Assistant Vice President

James A. Rie                  Assistant Vice President

Lauryn A. Rivello             Assistant Vice President

Christina Santiago            Assistant Vice                Assistant Vice
                              President and Counsel         President and
                              and Counsel                   Counsel

Nancy D. Testa                Assistant Vice President

Margaret M. Tompkins          Assistant Vice President

Marie R. Vogel                Assistant Vice President

Nina C. Wilkinson             Assistant Vice President

Wesley S. Williams            Assistant Vice President

Matthew Witschel              Assistant Vice President

Mark R. Manley                Assistant Secretary

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts, books and other documents required to be Maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.


ITEM 30.  UNDERTAKINGS.

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section
          16 of the Investment Company Act of 1940.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of October, 2000.


                             ALLIANCE GREATER CHINA '97
                               FUND, INC.

                             By /s/ John D. Carifa
                                _________________________
                                    John D. Carifa
                                  Chairman and President



         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


    Signature                     Title           Date

1)  Principal
    Executive Officer

    /s/ John D. Carifa
    ________________________      Chairman        October 30, 2000
        John D. Carifa            and President

2)  Principal Financial
    and Accounting Officer

    /s/ Mark D. Gersten
    ________________________      Treasurer       October 30, 2000
        Mark D. Gersten           and Chief
                                  Financial
                                  Officer

    A majority of the Directors

    John D. Carifa
    David H. Dievler
    William H. Foulk, Jr.
    Tak-Lung Tsim

    By /s/ Edmund P. Bergan, Jr.                  October 30, 2000
       _________________________
         (Attorney-in-fact)
        Edmund P. Bergan, Jr.

                                EXHIBIT INDEX

Exhibit
   No.     Description


(i)       Opinion of Seward & Kissel LLP
(j)       Consent of Independent Auditors













































                              C-18
00250235.AS1